UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-09997

Baird Funds, Inc.
(Exact name of registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Charles M. Weber
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

1-866-442-2473
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2009

Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

Annual Report - Baird Funds

December 31, 2009

Baird Short-Term Bond Fund
Baird Intermediate Bond Fund
Baird Intermediate Municipal Bond Fund
Baird Aggregate Bond Fund
Baird Core Plus Bond Fund

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 26, 2010

Dear Shareholder,

We appreciate the confidence and trust that you have placed in our experienced investment team to help you achieve your financial goals.  We are pleased to report that net assets of the eight mutual funds in our family have grown to more than $3.6 billion as of the end of 2009, an increase of more than 83% compared to the prior year.

In this Annual Report we review the bond market in 2009 and the performance and composition of each of the Baird Bond Funds.  We are pleased with the performance of the Funds in 2009 and feel that patience was rewarded as unprecedented market volatility and pricing dislocation subsided.  Thank you again for choosing Baird Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2009 Bond Market Overview

Bonds Bounce Back (in a BIG way)
After nearly dying on the table in 2008, the bond market staged a remarkable recovery in 2009 as unprecedented Government intervention and ultra-aggressive Fed policy successfully turned investors’ paralyzing fear of risk back toward an eye for opportunity.  In response to the dramatic turnaround in investor sentiment, sectors that plunged in 2008 skyrocketed in 2009.  High yield  securities (-26.16% in 2008 vs. +58.21% in 2009), Commercial mortgage-backed securities (CMBS) (–20.52% in 2008 vs. +28.45% in 2009), asset-backed securities (ABS) (-12.72% in 2008 vs. +24.72% in 2009) and investment grade corporate debt securities (-4.94% in 2008 vs. +18.68% in 2009) made the most dramatic comebacks from abysmal performances in 2008, while municipal securities (-2.47% in 2008 vs. +12.91% in 2009) and Treasury Inflation-Protected Securities (TIPS) (-2.35% in 2008 vs. +11.41% in 2009) also made impressive leaps from more modest declines the prior year.  In contrast, U.S. Treasury securities, which had an impressive 13.74% return in 2008 on a historic flight to quality, fell in 2009 (-3.57%) as Treasury issuance surged and investors opted for more yieldy sectors.  Direct secondary market purchases by the U.S. Government (several hundred $billion worth) of Government Agency debentures and Agency guaranteed mortgage pass-throughs (MBS Sector) enabled these two sectors to again post positive returns of 1.95% and 5.89%, respectively, in 2009 after impressive 2008 returns of 9.08% and 8.34%.  While sector returns varied sharply, broader index returns in 2009 were surprisingly close to their returns in 2008.  For example, the Barclays Capital Aggregate Index returned 5.93% this year after 5.24% last year.

Total Returns of Selected Barclays Capital (BC) Sectors and Indices

Sector/Index	4th Quarter	2009	2008
U.S. Treasury Sector	-1.30%	-3.57%	13.74%
Gov’t Agency Sector	-0.03%	1.95%	9.08%
Corporate Sector	1.35%	18.68%	-4.94%
MBS Sector	0.57%	5.89%	8.34%
CMBS Sector	3.27%	28.45%	-20.52%
ABS Sector	1.34%	24.72%	-12.72%
Municipal Sector	-0.96%	12.91%	-2.47%
TIPS	1.76%	11.41%	-2.35%
High Yield Sector	6.19%	58.21%	-26.16%
BC Aggregate Index	0.20%	5.93%	5.24%
BC Gov’t/Credit Index	-0.21%	4.52%	5.70%
BC Int. Gov’t/Credit Index	0.31%	5.24%	5.08%
BC 1-3 yr. Gov’t/Credit Index	0.38%	3.83%	4.97%

Yield Curve Steepens
While short-term yields remained low (pegged to the Fed’s 0% Fed Funds target), the yield curve steepened sharply in 2009 as stimulus-driven inflation concerns and heavy new Treasury supply pushed long-term Treasury yields higher by nearly 200 basis points (bps).  The spread between 2-year and 30-year Treasuries briefly hit an all-time high of 375 bps on December 10, 2009 but ended the year at 350 bps.  Rates remained volatile in 2009 with Treasury yields rising over 60 bps in December alone (see chart and table on next page).

2009 Bond Market Overview

Treasury Yields (Source: Bloomberg)

	Dec 31,	Nov 30,	Dec 31,	1 Mo.	1 Yr.
Maturity	2008	2009	2009	Change	Change
1	0.34%	0.24%	0.44%	0.20%	0.10%
2	0.76%	0.66%	1.14%	0.48%	0.38%
3	0.97%	1.10%	1.68%	0.58%	0.71%
5	1.55%	2.00%	2.68%	0.68%	1.13%
10	2.21%	3.20%	3.84%	0.64%	1.63%
30	2.68%	4.19%	4.64%	0.45%	1.96%

Heavy New Supply
Unprecedented Government stimulus resulted in record Treasury issuance.  Net new supply of Treasury notes and bonds spiked to an all-time high of $1.5 trillion in 2009 from $340 billion in 2008 (see chart at right).  Investment grade corporate issuance also surged to a record $918 billion (up from a prior record of $608 billion last year) as companies flocked to take advantage of strong investor demand and rebuilt liquidity into their balance sheets.  Municipal issuance was steady at $410 billion with Build America Bonds (BABs) comprising approximately 16% ($65 billion).  BABs, which are taxable, are effectively reducing true tax-exempt supply and could grow to as much as 30% of municipal issuance next year.

Fixed Rate Supply

Source: U.S. Treasury, Bond Buyer, Barclays Capital

Strong Demand Absorbs Supply
Heavy supply in 2009 was easily absorbed by strong investor demand.  Disenchanted with near-zero money market yields, investors pulled over $545 billion out of money market funds during the year in search of higher yielding alternatives.  The bond market was the chief beneficiary and fixed income mutual funds had inflows of over $380 billion (see next page left).  This incoming flood of liquidity floated all boats higher in the bond market, but lower quality bonds dramatically outperformed higher quality issues in 2009.  In both the taxable and tax-exempt markets, investors went searching for yield and BBBs outperformed AAAs by a very wide margin (see next page right).

2009 Bond Market Overview

2009 Mutual Fund Flows	2009 Returns by Rating

Source: ICI	Source: Barclays Capital

Yield Spreads Collapse
The remarkable recovery of the bond market in 2009 is best reflected in the collapse of yield spreads on non-Treasury sectors and the resulting huge excess returns (see table below).  Many sectors went from being grossly undervalued early in the year to fairly valued and even rich in some cases by the end of 2009.  Yield spreads on most sectors more than recovered from last year’s meltdown, tightening below 2007 year-end levels and even below their 10-year average spread.  For example, in the asset-backed sector, the TALF program restored liquidity and helped tighten option-adjusted spreads from 955 bps to just 100 bps by year end, resulting in an excess return of 24.96%.  ABS spreads are now tighter than where they finished

Option-Adjusted Spreads and Excess Returns
Source: Barclays Capital

					Excess Returns vs.
	Option-Adjusted Spreads (bps)				U.S. Treasuries (bps)
	12/31/2007	12/31/2008	12/31/2009	10 yr Avg OAS	2008	2009
U.S. Aggregate Index	91	213	61	75	-710	746
U.S. Agency (non-mortgage) Sector	43	93	30	43	-110	238
Mortgage and ABS Sectors
U.S. Agency Pass-Throughs	87	145	18	51	-232	495
Asset-Backed Securities	242	955	100	160	-2223	2496
CMBS	170	1010	473	201	-3274	2960
Corporate Sectors
U.S. Investment Grade	198	555	172	175	-1988	2276
Industrial	181	500	138	173	-1756	2312
Utility	189	537	161	179	-2039	2780
Financial Institutions	220	629	226	177	-2209	2141
U.S. High Yield	569	1669	617	616	-3832	5955

2009 Bond Market Overview

2007 (242 bps) and also below the 10-year average of 160 bps.  Direct Government purchases in 2009 of Agency debentures and Agency pass-through MBS tightened spreads in these sectors to just 30 and 19 bps, respectively, on December 31, 2009.  With an end in sight to further Government purchases and spreads well below 2007 year-end levels and their 10-year averages, we see very limited value in these sectors as we head into 2010.  We are also cautious on high yield and many industrial credits given uncertain credit fundamentals and relatively tight yield spreads.  Two sectors where we still see good relative value (albeit on a selective basis) are Finance and CMBS.  Government support and the deleveraging of financial institutions’ balance sheets, although painful to equity holders, have strengthened the position of bondholders of financial companies and while significant challenges lie ahead for the commercial real estate market, we believe bondholders can also find adequate protection in certain senior CMBS structures where very strong structural credit enhancement provides a significant margin of safety.  We believe these two sectors offer bondholders unique protection and, while spreads have come in significantly, they are still wider than long-term averages and 2007 year-end levels.

Outlook
While the “super sale” opportunities of early 2009 are clearly gone, we do still see value in the bond market in 2010.  However, in contrast to 2009 where a dramatic recovery from a state of disarray produced eye-popping returns for virtually all spread sector issues, we believe the bond market will be much more discriminating in 2010, focusing more closely once again on risk and the credit fundamentals of individual issues.  As the market settles into the “new normal,” crisis-level volatility in yield spreads should subside.  We expect solid, positive market returns, but it is [virtually] mathematically impossible for many spread sectors to once again produce returns of last years’ magnitude.  Heavy Treasury supply will put upward pressure on interest rates and weigh on relative returns of this sector, but we do not anticipate significantly higher market yields overall.  We believe the economy is fragile and while mammoth Government stimulus will likely contribute to inflation in the long run, weak employment dynamics will keep inflation in check for the short run.  We agree with market consensus that the Fed will begin tightening later this year, but believe that surprises from the Fed will likely be from less action rather than more.  As a result, we believe the yield curve will remain steep (particularly in the intermediate sector) providing strong roll-down potential to issues with very limited cash flow uncertainty (i.e. positive convexity).  More limited Government buying of Agency debentures and mortgage pass-throughs will limit the relative return potential of these tight-spread sectors in 2010.  Furthermore, we believe relative return prospects for Agency mortgage pass-throughs will dim as investors, who have been preoccupied with the virtue of Government guarantees in this sector, will once again become more sensitive to the risk of higher negative convexity.  Expectations of higher marginal income tax rates and increased BABs issuance should provide technical support for [tax-exempt] municipals, but we are concerned about declining credit fundamentals in this sector and caution that prevalent downgrades could result in selective price declines in this sector.

Baird Short-Term Bond Fund

December 31, 2009

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index.  The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.

The improved market conditions resulted in strong relative performance for the Fund in 2009.  The Fund outperformed its benchmark index in 2009.  The primary factors for the outperformance were:

•	The Fund’s overweight to the corporate sector which performed well in 2009;

•	Price recovery from certain corporate securities with sound fundamental value whose market prices had fallen in 2008 and subsequently appreciated in value in 2009;

•	The Fund’s underweight to U.S. Treasuries which underperformed all other market sectors for the year; and

•	Price appreciation of non-Agency mortgage-backed and asset-backed securities.

The Fund maintained its duration-neutral strategy, holding a broadly diversified portfolio of 296 securities at year end.

We are greatly encouraged by the Fund’s performance in 2009 and are very optimistic regarding the individual issues and the overall structure of the portfolio.  The portfolio’s yield advantage over the benchmark remains historically high and we remain confident that the portfolio will realize this yield advantage over time and outperform its benchmark through the completion of this historic credit cycle.

Portfolio Characteristics

Quality Distribution*	Sector Weightings*

Net Assets:	$606,248,576	Annualized Expense Ratio:
SEC 30-Day Yield:**		Institutional Class:	0.30%
Institutional Class:	2.96%	Portfolio Turnover Rate:	55.5%
Average Effective Duration:	1.86 years	Total Number of Holdings:	296
Average Effective Maturity:	2.44 years

*	Percentages shown are based on the Fund’s total net assets.
**	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2009.

Baird Short-Term Bond Fund

Institutional Class*
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (8/31/04), assuming reinvestment of all distributions.

*	The Baird Short-Term Bond Fund is currently offering only the Institutional Class shares to investors.

Baird Short-Term Bond Fund

Average Annual Total Returns

			Since
For the Periods Ended December 31, 2009	One Year	Five Years	Inception(1)
Institutional Class	8.14%	3.73%	3.51%
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index(2)	3.83%	4.32%	4.05%

(1)	For the period from August 31, 2004 (commencement of operations) to December 31, 2009.
(2)
The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and the line graph on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.0%
Asset Backed Securities – 1.9%
$43,629	Bombardier Capital
	Mortgage Securitization,
	Series 1998-A, Class A3,
	6.23%, 04/15/2028	$40,771
600,000	Chase Issuance Trust,
	Series 2005-A10,
	Class A10, 4.65%,
	12/17/2012	618,378
73,912	CitiFinancial Mortgage
	Securities, Inc.,
	Series 2004-1, Class AF2,
	2.645%, 04/25/2034	73,443
	Countrywide Asset-Backed
	Certificates:
98,856	Series 2005-13, Class AF2,
	5.294%, 04/25/2036	97,953
2,000,000	Series 2006-13, Class 1AF2,
	5.884%, 01/25/2037	1,886,875
2,495,000	Series 2006-13, Class 1AF3,
	5.944%, 01/25/2037	1,291,997
1,500,000	Series 2006-9, Class 1AF3,
	5.859%, 10/25/2046	780,474
679,305	Credit Based Asset
	Servicing and Securities,
	Series 2005-CB8, Class AF2,
	5.303%, 12/25/2035	630,327
2,752,306	GMAC Mortgage
	Corporation Loan Trust,
	Series 2005-HE3, Class A2,
	0.416%, 02/25/2036	1,113,188
	Green Tree Financial
	Corporation:
109,326	Series 1996-3, Class A5,
	7.35%, 05/15/2027	109,490
51,704	Series 1998-2, Class A5,
	6.24%, 12/01/2028	47,320
1,675,119	Series 1997-5, Class A6,
	6.82%, 05/15/2029	1,671,849
580,301	Series 1998-3, Class A5,
	6.22%, 03/01/2030	565,526
1,557,883	Residential Asset
	Securities Corporation,
	2006-KS7, Class A2,
	0.331%, 09/25/2036	1,496,965
2,000,000	Renaissance Home
	Equity Loan Trust,
	Series 2007-2, Class AF2,
	5.675%, 06/25/2037	1,064,660
301,328	Residential Asset
	Mortgage Products, Inc.,
	Series 2003-RS7, Class AI6,
	5.34%, 08/25/2033	280,231
		11,769,447
Commercial Mortgage Backed Securities – 2.0%
3,080,116	GMAC Commercial
	Mortgage Securities, Inc.,
	Series 2001-C1, Class A2,
	6.465%, 04/15/2034	3,190,963
5,377,303	Morgan Stanley Dean
	Witter Capital I,
	Series 2001-Top1, Class A4,
	6.66%, 02/15/2033	5,535,929
	Salomon Brothers Mortgage
	Securities VII:
2,704,717	Series 2001-C2, Class A3,
	6.50%, 11/13/2036	2,835,011
486,648	Series 2000-C2, Class A2,
	7.455%, 07/18/2033	487,765
		12,049,668
Financial – 29.0%
2,500,000	Aegon NV,
	4.75%, 06/01/2013 f	2,513,662

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.0% (cont.)
Financial – 29.0% (cont.)
$500,000	AIG SunAmerica Global
	Financing VI,
	6.30%, 05/10/2011
	(Acquired 11/23/2009;
	Cost $497,667)*	$497,343
	Allstate Corporation:
1,675,000	6.125%, 02/15/2012	1,813,653
1,000,000	6.20%, 05/16/2014	1,105,913
3,330,000	American Express
	Centurion,
	0.325%, 07/13/2010	3,323,590
1,350,000	American General
	Finance Corporation
	Notes, 4.00%, 03/15/2011	1,220,550
950,000	American Honda
	Finance Corporation,
	0.397%, 02/21/2012
	(Acquired 10/19/2009;
	Cost $926,373)*	927,932
3,125,000	Ameriprise Financial, Inc.,
	5.35%, 11/15/2010	3,228,853
1,100,000	Amsouth Bank NA,
	4.85%, 04/01/2013	978,207
2,160,000	Axa Financial, Inc.,
	7.75%, 08/01/2010	2,241,672
2,200,000	Bancwest Corporation
	Subordinated Notes,
	8.30%, 01/15/2011	2,234,646
1,000,000	Bank of Ireland,
	1.171%, 01/15/2010 f	999,328
1,000,000	Bank of Scotland PLC,
	0.374%, 12/08/2010
	(Acquired 05/14/2009;
	Cost $957,409)* f	981,746
646,000	Bank One Corporation
	Subordinated Notes,
	10.00%, 08/15/2010	681,896
	Bank Tokyo –
	Mitsubishi UFJ Ltd.:
250,000	8.40%, 04/15/2010 f	253,984
1,900,000	7.40%, 06/15/2011 @	2,048,825
	Barclays Bank PLC
	Senior Unsecured Notes: f
600,000	5.45%, 09/12/2012	648,861
2,000,000	2.50%, 01/23/2013	1,997,698
2,500,000	CDP Financial Inc.,
	3.00%, 11/25/2014
	(Acquired 11/20/2009;
	Cost $2,499,200)* f	2,439,525
500,000	Charles Schwab
	Corporation Senior Notes,
	8.05%, 03/01/2010	505,752
1,035,000	Citicorp,
	7.25%, 10/15/2011	1,090,144
	Citigroup, Inc.:
100,000	7.25%, 10/01/2010	103,610
1,200,000	6.50%, 01/18/2011	1,254,858
723,000	5.125%, 02/14/2011	745,979
	CIT Group, Inc.:
191,367	7.00%, 05/01/2013
	(Callable 02/24/2010)	178,450
287,050	7.00%, 05/01/2014
	(Callable 02/24/2010)	266,597
287,050	7.00%, 05/01/2015
	(Callable 02/24/2010)	256,910
478,417	7.00%, 05/01/2016
	(Callable 02/24/2010)	421,007
669,783	7.00%, 05/01/2017
	(Callable 02/24/2010)	581,037

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.0% (cont.)
Financial – 29.0% (cont.)
$1,388,000	Corestates Capital Trust I,
	8.00%, 12/15/2026
	(Callable 03/15/2010)
	(Acquired 01/26/2006
	through 09/30/2009;
	Aggregate Cost
	$1,345,210)*	$1,357,628
979,000	Deutsche Bank Trust
	Corporation Subordinated
	Notes, 7.25%, 10/15/2011	1,042,507
2,000,000	Developers Diversified
	Realty Corporation,
	5.00%, 05/03/2010	1,999,952
	Export-Import Bank
	Korea Notes: f
850,000	4.625%, 03/16/2010	854,608
1,815,000	5.125%, 02/14/2011	1,874,712
3,440,000	Fifth Third Bank,
	4.20%, 02/23/2010	3,453,653
1,000,000	First Empire Capital Trust
	I, 8.234%, 02/01/2027
	(Callable 02/22/2010)	894,647
1,500,000	First Hawaiian Capital
	Trust I, Series B,
	8.343%, 07/01/2027
	(Callable 03/15/2010)	1,425,000
1,500,000	First National Bank
	of Omaha
	Subordinated Notes,
	7.32%, 12/01/2010	1,513,870
4,750,000	First Tennessee Bank,
	0.59%, 02/14/2011	4,563,410
800,000	First Union Capital I,
	Series A, 7.935%,
	01/15/2027 (Callable
	02/22/2010)	777,776
3,335,000	GE Global Insurance
	Holding Corp.,
	7.50%, 06/15/2010	3,421,933
	General Electric Capital
	Corporation Notes:
1,550,000	5.72%, 08/22/2011
	(Callable 07/22/2010)	1,576,223
250,000	6.00%, 06/15/2012 @	269,477
1,000,000	1.158%, 11/01/2012	964,405
250,000	Genworth Global
	Funding Trust,
	5.125%, 03/15/2011	254,062
787,000	GMAC LLC,
	7.50%, 12/31/2013
	(Acquired 09/08/2006
	and 08/21/2007;
	Cost $570,905 and
	$395,816, respectively)* @	759,455
	Goldman Sachs Group, Inc.:
273,000	7.80%, 01/28/2010	274,163
1,440,000	6.875%, 01/15/2011	1,527,013
3,450,000	Goldman Sachs Group LP
	Senior Unsecured Notes,
	8.00%, 03/01/2013
	(Acquired 04/16/2009
	through 10/20/2009;
	Aggregate
	Cost $3,788,397)*	3,845,484
1,000,000	Hartford Life
	Global Funding,
	0.609%, 01/17/2012	956,614
	HSBC Finance Corporation
	Senior Unsecured Notes:
2,000,000	1.16%, 03/10/2010	2,000,000
1,000,000	0.38%, 03/12/2010	999,403

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.0% (cont.)
Financial – 29.0% (cont.)
$1,500,000	HSBC USA Capital Trust II,
	8.38%, 05/15/2027
	(Callable 02/22/2010)
	(Acquired 11/06/2007;
	Cost $1,548,902)*	$1,432,557
	Huntington National
	Bank Notes:
1,000,000	4.375%, 01/15/2010	1,000,106
1,300,000	8.00%, 04/01/2010	1,303,965
	ING SEC Life
	Institutional Fund Senior
	Unsecured Notes:
2,000,000	0.699%, 01/15/2010	2,000,240
180,000	4.25%, 01/15/2010
	(Acquired 10/30/2009;
	Cost $180,202)*	179,833
2,000,000	ING USA Global Funding
	Notes, 0.44%, 10/01/2010	1,987,078
	Invesco Ltd.: f
2,680,000	5.625%, 04/17/2012	2,775,890
325,000	5.375%, 02/27/2013	330,755
	J.P. Morgan Chase & Co.:
1,725,000	5.75%, 01/02/2013	1,839,692
500,000	4.65%, 06/01/2014	526,720
2,246,000	Jackson National Life Global,
	5.125%, 02/10/2011
	(Acquired 07/21/2009
	and 09/21/2009;
	Cost $2,013,359 and
	$248,968, respectively)*	2,264,271
2,180,000	John Hancock Global
	Funding II, 7.90%,
	07/02/2010 (Acquired
	02/24/2009 and 03/24/2009;
	Cost $2,028,992 and
	$178,534, respectively)*	2,248,670
2,000,000	Kookmin Bank,
	7.25%, 05/14/2014
	(Acquired 05/26/2009;
	Cost $2,070,241)* f	2,245,176
	Korea Development
	Bank Senior Unsecured
	Notes: f
4,480,000	4.625%, 09/16/2010	4,557,549
150,000	5.30%, 01/17/2013	157,509
2,000,000	Landesbank
	Baden-Wurttemgerg
	Subordinated Notes,
	6.35%, 04/01/2012 f	2,143,954
2,610,000	Liberty Mutual Group,
	5.75%, 03/15/2014
	(Acquired 09/03/2009
	and 11/23/2009;	2,572,609
	Cost $2,205,716 and
	$110,327, respectively)*
1,000,000	Lincoln National
	Corporation,
	0.719%, 03/12/2010	998,382
	Marsh & Mclennan
	Companies, Inc.:
1,720,000	5.15%, 09/15/2010	1,763,268
742,000	6.25%, 03/15/2012	783,099
1,200,000	4.85%, 02/15/2013	1,218,333
2,500,000	M&I Marshall
	& Ilsley Bank,
	0.754%, 06/16/2010	2,468,480
2,671,000	MBNA Capital, Series A,
	8.278%, 12/01/2026
	(Callable 02/22/2010)	2,577,515
1,600,000	Met Life Global Funding I,
	2.875%, 09/17/2012
	(Acquired 09/10/2009;
	Cost $1,595,440)*	1,612,555

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.0% (cont.)
Financial – 29.0% (cont.)
$2,552,000	Mercantile Bankshares
	Corporation Subordinated
	Notes, Series B,
	4.625%, 04/15/2013	$2,582,902
	Merrill Lynch & Co.:
1,500,000	2.709%, 05/12/2010	1,512,211
300,000	6.05%, 08/15/2012	321,370
2,087,000	Monumental Global
	Funding II,
	5.65%, 07/14/2011	2,173,032
	Monumental Global
	Funding III:
350,000	0.674%, 01/25/2013
	(Acquired 07/28/2009;
	Cost $308,988)*	324,755
565,000	5.50%, 04/22/2013
	(Acquired 09/23/2009
	and 10/13/2009;
	Cost $329,159 and
	$253,556, respectively)* f	581,330
1,020,000	The Mony Group, Inc.,
	8.35%, 03/15/2010	1,032,683
	Morgan Stanley:
750,000	0.363%, 01/15/2010	749,990
2,636,000	8.00%, 06/15/2010	2,718,088
910,000	6.75%, 04/15/2011 @	964,130
250,000	5.625%, 01/09/2012	263,830
355,000	6.60%, 04/01/2012	386,238
278,000	National City Bank of
	Kentucky Subordinated
	Notes, 6.30%, 02/15/2011	287,269
500,000	National City Bank of
	Cleveland Subordinated
	Notes, 6.25%, 03/15/2011	522,135
1,150,000	Nationwide Building
	Society, 4.25%,
	02/01/2010 (Acquired
	09/03/2009
	and 10/20/2009;
	Cost $1,001,069
	and $150,232,
	respectively)* f	1,150,343
	Nationwide
	Financial Services:
1,500,000	6.25%, 11/15/2011	1,553,539
350,000	5.90%, 07/01/2012	365,336
1,300,000	Nationwide Life
	Global Funding,
	5.35%, 03/15/2011
	(Acquired 03/24/2009;
	Cost $1,221,758)*	1,288,212
2,273,000	NB Capital Trust IV,
	8.25%, 04/15/2027
	(Callable 02/22/2010)	2,250,270
1,000,000	North Fork Capital Trust
	II, 8.00%, 12/15/2027
	(Callable 02/22/2010)	905,500
2,000,000	Pooled Funding Trust II,
	2.625%, 03/30/2012
	(Acquired 03/27/2009;
	Cost $1,998,800)*	2,035,604
	Pricoa Global Funding I:
475,000	0.494%, 01/15/2010
	(Acquired 06/23/2009;
	Cost $474,242)*	474,976
2,010,000	4.20%, 01/15/2010
	(Acquired 03/05/2009
	and 04/02/2009;
	Cost $1,098,776 and
	$907,305, respectively)*	2,009,968

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.0% (cont.)
Financial – 29.0% (cont.)
$3,225,000	Principal Life Global,
	6.25%, 02/15/2012
	(Acquired 08/18/2009
	through 09/29/2009;
	Aggregate
	Cost $3,386,436)*	$3,386,337
1,000,000	Principal Life
	Income Funding,
	5.30%, 12/14/2012	1,060,564
	Protective Life
	Secured Trust:
3,500,000	4.00%, 04/01/2011	3,558,415
846,000	5.45%, 09/28/2012	903,592
1,000,000	Rabobank Nederland
	Global Senior
	Unsecured Notes,
	4.20%, 05/13/2014
	(Acquired 05/06/2009;
	Cost $998,170)* f @	1,034,824
2,000,000	Royal Bank of Scotland,
	4.875%, 08/25/2014
	(Acquired 08/18/2009;
	Cost $1,994,040)* f @	2,027,370
2,675,000	Santander Financial
	Issuances,
	6.375%, 02/15/2011 f	2,788,356
	SLM Corporation:
3,835,000	4.00%, 01/15/2010	3,834,774
520,000	4.50%, 07/26/2010	518,137
1,724,000	Sovereign Bancorp, Inc.,
	4.80%, 09/01/2010	1,760,251
	Sun Life Financial
	Global Funding:
2,500,000	0.528%, 07/06/2010
	(Acquired 01/30/2009
	through 08/10/2009;
	Aggregate
	Cost $2,453,376)*	2,489,497
1,000,000	0.438%, 07/06/2011
	(Acquired 07/28/2009;
	Cost $958,695)*	980,169
330,000	Suntrust Banks, Inc.,
	5.25%, 11/05/2012	342,394
1,000,000	Trustreet Properties Inc.,
	7.50%, 04/01/2015
	(Callable 04/01/2010)	1,034,113
825,000	Toll Road Inv. Part II,
	Series 1999B, 0.00%,
	02/15/2010
	(Acquired 03/10/2009;
	Cost $819,251)* ^	819,149
750,000	UFJ Finance
	Aruba A.E.C.,
	6.75%, 07/15/2013 f @	835,018
	Union Planters
	Corporation:
750,000	4.375%, 12/01/2010	748,885
1,075,000	7.75%, 03/01/2011	1,068,817
941,000	Unitrin, Inc.,
	4.875%, 11/01/2010	936,926
1,000,000	Westfield Capital
	Corporation,
	4.375%, 11/15/2010
	(Acquired 08/31/2009;
	Cost $1,006,643)* f	1,027,500

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.0% (cont.)
Financial – 29.0% (cont.)
$2,500,000	Westpac Banking
	Corporation,
	1.90%, 12/14/2012
	(Acquired 12/07/2009;
	Cost $2,498,700)* f	$2,479,812
2,774,000	Willis North America,
	Inc., 5.125%, 07/15/2010	2,789,740
		176,014,780
Industrial – 22.8%
	Aetna, Inc.:
1,000,000	7.875%, 03/01/2011	1,064,350
2,000,000	5.75%, 06/15/2011	2,097,412
2,000,000	Alcoa, Inc.,
	6.50%, 06/01/2011 @	2,108,914
	Allied Waste North
	Amer, Inc.:
1,000,000	5.75%, 02/15/2011	1,040,463
3,500,000	6.125%, 02/15/2014
	(Callable 02/08/2010)	3,560,844
1,000,000	7.25%, 03/15/2015
	(Callable 03/15/2010)	1,045,000
600,000	Anheuser Busch
	Inbev Worldwide,
	3.00%, 10/15/2012
	(Acquired 10/13/2009;
	Cost $599,112)*	602,811
1,000,000	AOL Time Warner, Inc.,
	6.75%, 04/15/2011	1,059,501
3,275,000	British Telecom
	PLC Notes,
	9.125%, 12/15/2010 f	3,508,573
	Bunge Limited Finance
	Corporation:
2,450,000	7.800%, 10/15/2012	2,677,162
1,400,000	5.875%, 05/15/2013	1,457,292
	CBS Corporation:
1,825,000	7.70%, 07/30/2010	1,880,531
2,300,000	6.625%, 05/15/2011	2,410,299
4,920,000	Cigna Corporation,
	7.00%, 01/15/2011	5,155,034
500,000	Clear Channel
	Communications Senior
	Notes, 7.65%, 09/15/2010	491,875
2,738,000	Comcast Cable Holdings,
	9.80%, 02/01/2012	3,098,882
1,841,000	Comcast Holdings
	Corporation,
	10.625%, 07/15/2012	2,172,233
2,725,000	Computer Sciences
	Corporation Senior Notes,
	7.375%, 06/15/2011	2,932,577
2,000,000	Conagra Foods, Inc.,
	6.75%, 09/15/2011	2,159,348
355,000	Cox Communications, Inc.,
	7.75%, 11/01/2010	371,637
3,850,000	COX Enterprises, Inc.,
	7.875%, 09/15/2010
	(Acquired 07/13/2009
	through 12/02/2009;
	Aggregate
	Cost $3,977,675)*	4,001,486
3,875,000	Deutsche Telekom
	International Finance BV,
	8.50%, 06/15/2010 f	4,004,526
2,000,000	Donnelley (R.R.) & Sons
	Co., 4.95%, 05/15/2010	2,014,280
780,000	Duke Energy Field Services
	LLC, 6.875%, 02/01/2011	814,106
3,000,000	Enterprise Products
	Operating LLC,
	7.625%, 02/15/2012	3,316,035

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.0% (cont.)
Industrial – 22.8% (cont.)
$2,875,000	Fiserv, Inc.,
	6.125%, 11/20/2012	$3,130,504
3,500,000	Fortune Brands, Inc.,
	5.125%, 01/15/2011	3,609,872
1,860,000	France Telecom S.A.,
	7.75%, 03/01/2011 f @	1,993,492
2,000,000	General Electric Company,
	5.00%, 02/01/2013	2,115,920
2,250,000	Health Care Service
	Corporation Notes,
	7.75%, 06/15/2011
	(Acquired 06/15/2009
	and 06/17/2009; Cost
	$2,104,841 and
	$261,596, respectively)*	2,337,869
2,275,000	Johnson Controls Inc.
	Senior Unsecured Notes,
	5.25%, 01/15/2011 @	2,387,396
2,065,000	Kinder Morgan Energy
	Partners Senior Unsecured
	Notes, 6.75%, 03/15/2011	2,183,812
2,300,000	Koninslijke KPN NV
	Senior Unsecured Notes,
	8.00%, 10/01/2010 f	2,415,000
200,000	Kraft Foods Inc.
	Senior Unsecured Notes,
	5.625%, 11/01/2011	212,413
750,000	Laboratory Corporation
	of America Holdings,
	5.50%, 02/01/2013	781,094
968,000	Lafarge S.A.,
	6.15%, 07/15/2011 f	1,008,736
4,135,000	Masco Corporation,
	0.60%, 03/12/2010	4,118,142
3,120,000	Motiva Enterprises LLC
	Senior Unsecured Notes,
	5.20%, 09/15/2012
	(Acquired 05/13/2009
	through 09/23/2009;
	Aggregate
	Cost $3,147,405)*	3,205,925
3,325,000	Nabors Industries Inc.,
	5.375%, 08/15/2012	3,505,434
1,000,000	New Cingular Wireless
	Services Inc.,
	Senior Notes,
	7.875%, 03/01/2011	1,074,396
1,000,000	New York Telephone
	Company,
	6.125%, 01/15/2010	1,001,035
1,128,000	News America Inc.,
	4.75%, 03/15/2010	1,130,761
3,795,000	PEMEX Project Funding
	Master Trust,
	9.125%, 10/13/2010	4,003,725
2,300,000	Posco,
	8.75%, 03/26/2014
	(Acquired 03/19/2009
	and 08/17/2009;
	Cost $1,984,160 and
	$341,770, respectively)* f	2,721,022
700,000	Reed Elsevier Capital Inc.,
	1.65%, 06/15/2010	699,224
2,000,000	Rio Tinto Alcan, Inc.,
	6.45%, 03/15/2011 f	2,098,304
4,000,000	Simon Property Group LP,
	7.75%, 01/20/2011	4,175,656
	Telecom Italia Capital: f
2,475,000	4.00%, 01/15/2010	2,476,906
120,000	5.25%, 11/15/2013	126,215

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value

LONG-TERM INVESTMENTS – 97.0% (cont.)
Industrial – 22.8% (cont.)
$2,560,000	Telefonica Europe BV,
	7.75%, 09/15/2010 f	$2,678,036
375,000	Thomson Reuters
	Corporation,
	6.20%, 01/05/2012 f	403,503
	Time Warner, Inc:
2,785,000	8.875%, 10/01/2012	3,196,851
1,665,000	9.125%, 01/15/2013	1,931,954
2,845,000	Tyco International Finance,
	6.375%, 10/15/2011 f	3,050,694
	Unitedhealth Group, Inc.,
2,700,000	0.433%, 06/21/2010
	(Callable 03/21/2010)	2,695,729
280,000	5.25%, 03/15/2011	290,138
1,500,000	USX Corporation,
	9.125%, 01/15/2013	1,709,232
3,000,000	Vale Inco Limited,
	7.75%, 05/15/2012 f	3,300,837
1,500,000	Verizon Communications,
	7.25%, 12/01/2010	1,585,164
1,600,000	Verizon New Jersey, Inc.,
	Series A, 5.875%,
	01/17/2012	1,704,709
	Vodafone Group PLC: f
1,105,000	7.75%, 02/15/2010	1,113,442
1,000,000	5.50%, 06/15/2011	1,054,659
	Waste Management, Inc.:
1,925,000	7.65%, 03/15/2011	2,039,563
2,094,000	6.375%, 11/15/2012 @	2,303,637
300,000	Wellpoint, Inc.,
	6.80%, 08/01/2012	330,996
1,000,000	Wyeth,
	6.95%, 03/15/2011	1,068,262
		138,015,430
Residential Mortgage Backed Securities – 5.6%
625,689	Bank of America
	Alternative Loan Trust,
	Series 2003-4, Class 2A1,
	5.00%, 06/25/2018	578,763
	Citicorp Mortgage
	Securities, Inc.:
557,784	Series 2004-3, Class A2,
	5.25%, 05/25/2034	543,095
325,483	Series 2004-4, Class A2,
	5.25%, 06/25/2034	322,935
	Countrywide Alternative
	Loan Trust:
936,211	Series 2005-50CB, Class
	4A1, 5.00%, 11/25/2020	743,371
2,199,868	Series 2005-34CB, Class
	1A6, 5.50%, 09/25/2035	2,044,958
574,815	Series 2005-73CB, Class
	1A7, 5.50%, 01/25/2036	427,518
2,379,333	Series 2006-28CB, Class
	A17, 6.00%, 10/25/2036	1,619,671
557,318	Deutsche Alternative
	Securities, Inc. Mortgage,
	Series 2005-4, Class A2,
	5.05%, 09/25/2035	543,044
2,448,582	Federal Home Loan Bank,
	Series 00-0582, Class H,
	4.75%, 10/25/2010	2,518,979
	Federal Home Loan
	Mortgage Corporation
	(FHLMC):
750,884	Series 2672, Class QR,
	4.00%, 09/15/2010	766,758
149,760	Series 2835, Class VK,
	5.50%, 11/15/2012	150,175
303,685	Series R015, Class AN,
	3.75%, 02/15/2013	309,365

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.0% (cont.)
Residential Mortgage Backed Securities – 5.6% (cont.)
$566,018	Series 3033, Class LU,
	5.50%, 03/15/2013	$595,472
1,752,672	Series 3124, Class VP,
	6.00%, 06/15/2014	1,875,672
1,335,952	Series R014, Class AL,
	5.50%, 10/15/2014	1,362,335
1,024,369	Series R001, Class AE,
	4.375%, 04/15/2015	1,050,848
224,650	Series 2789, Class VM,
	5.50%, 04/15/2015	234,386
1,208,696	Series 2857, Class VA,
	5.00%, 09/15/2015	1,283,256
43,780	Series 2541, Class JB,
	5.00%, 02/15/2016	44,167
4,238,593	Series R007, Class AC,
	5.875%, 05/15/2016	4,352,844
770,087	Series 2910, Class BD,
	4.50%, 11/15/2018	799,559
33,968	Series 5, Class B,
	1.013%, 05/15/2019	33,891
310,889	Series 2970, Class DA,
	5.50%, 01/15/2023	322,445
	Federal National
	Mortgage Association
	(FNMA):
328,737	5.50%, 07/01/2015	344,365
167,198	Series 2003-27, Class OJ,
	5.00%, 07/25/2015	167,949
597,170	Series 2002-74, Class TD,
	5.00%, 12/25/2015	599,202
325,274	Series 2003-24, Class LC,
	5.00%, 12/25/2015	328,846
438,416	Series 2006-B1, Class AB,
	6.00%, 06/25/2016	455,747
2,879,076	Series 2004-W6, Class 1A4,
	5.50%, 07/25/2034	2,984,792
1,177,193	Series 2004-W6,
	Class 1A6, 5.50%,
	07/25/2034	1,202,760
2,782,499	Series 2004-W10, Class
	A24, 5.00%, 08/25/2034	2,852,931
1,053,330	J.P. Morgan Alternative
	Loan Trust,
	Series 2006-S2, Class A2,
	5.81%, 05/25/2036	1,045,115
400,624	Merrill Lynch Mortgage
	Investors Trust,
	Series 2005-A8, Class
	A1C1, 5.25%, 08/25/2036	372,630
253,006	Residential Accredit Loans
	Inc., Series 2003-QS17,
	Class CB3, 5.50%,
	09/25/2033	247,630
	Washington Mutual, Inc.
	Pass-Thru Certificates:
436,027	Series 2004-CB4, Class
	21A, 5.50%, 12/25/2019	427,660
396,003	Series 2004-CB4, Class
	22A, 6.00%, 12/25/2019	394,704
		33,947,838
Taxable Municipal Bonds – 0.2%
386,527	Educational Enhancement
	Funding Corporation,
	6.72%, 06/01/2025	337,999
255,000	Missouri State Housing
	Development Revenue
	Bond, 5.74%, 03/01/2037
	(Callable 09/01/2015)	248,477
345,000	Pomona California Public
	Financing Authority
	Lease Revenue,
	4.60%, 10/01/2010	345,445
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.0% (cont.)
Taxable Municipal Bonds – 0.2% (cont.)
$135,000	Redding California
	Redevelopment Agency
	Tax Allocation,
	6.00%, 09/01/2010	$136,131
130,000	Richmond Joint Powers
	Financing Authority
	Tax Allocation,
	7.35%, 09/01/2010	131,366
144,792	Tobacco Settlement
	Financing Corporation,
	Series 2001-A, Class A,
	6.36%, 05/15/2025	139,884
		1,339,302
Utilities – 10.7%
600,000	Baltimore Gas &
	Electric Co. Senior
	Unsecured Notes,
	6.125%, 07/01/2013	648,338
4,718,000	Chugach Electric
	Association,
	6.55%, 03/15/2011	4,968,606
2,014,000	Commonwealth Edison
	Co., Series 98,
	6.15%, 03/15/2012	2,172,655
3,500,000	Constellation
	Energy Group,
	Inc., 7.00%, 04/01/2012	3,797,612
3,055,000	DCP Midstream LLC,
	7.875%, 08/16/2010	3,176,051
1,744,000	DTE Energy Company,
	7.05%, 06/01/2011	1,847,754
500,000	Duke Energy Corp.,
	6.30%, 02/01/2014	549,809
1,000,000	Energy Transfer Partners
	L.P., 9.70%, 03/15/2019	1,235,103
1,786,000	Enterprise Products
	Operating LLC,
	4.95%, 06/01/2010	1,810,329
1,733,519	GG1C Funding
	Corporation,
	5.129%, 01/15/2014
	(Callable 02/22/2010)
	(Acquired 04/02/2009;
	Cost $1,654,195)*	1,720,674
1,585,000	Hydro-Quebec,
	11.75%, 02/01/2012 f	1,886,061
3,000,000	Indiana Michigan Power,
	Series E,
	6.375%, 11/01/2012	3,277,146
1,075,000	Keyspan Corporation,
	7.625%, 11/15/2010	1,133,579
4,095,000	Monongahela Power
	Company, Series A,
	7.36%, 01/15/2010	4,101,843
1,500,000	National Rural Utilities,
	7.25%, 03/01/2012	1,648,857
4,050,000	NiSource Finance
	Corporation,
	7.875%, 11/15/2010	4,245,858
155,000	Old Dominion
	Electric Company,
	6.25%, 06/01/2011	163,296
1,548,000	ONEOK, Inc.,
	7.125%, 04/15/2011	1,637,271
	Pepco Holdings, Inc.
	Senior Unsecured Notes:
1,670,000	1.293%, 06/01/2010
	(Callable 02/22/2010)	1,658,297
3,756,000	6.45%, 08/15/2012	4,031,202
2,250,000	PPL Energy Supply,
	LLC Senior Notes,
	6.40%, 11/01/2011	2,417,674

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 97.0% (cont.)
Utilities – 10.7% (cont.)
$1,384,000	Progress Energy, Inc.,
	7.10%, 03/01/2011	$1,464,859
	PSE&G Power LLC:
3,475,000	7.75%, 04/15/2011	3,718,417
1,000,000	6.95%, 06/01/2012	1,092,455
2,094,000	Sempra Energy,
	7.95%, 03/01/2010	2,117,034
3,000,000	TECO Finance Inc.,
	7.00%, 05/01/2012	3,201,702
850,000	United Energy Distribution,
	4.70%, 04/15/2011
	(Acquired 11/17/2009;
	Cost $872,348)* f	870,626
	Williams Companies,
	Inc. Notes:
2,950,000	6.375%, 10/01/2010
	(Acquired 07/09/2008
	through 09/02/2009;
	Aggregate
	Cost $2,980,247)*	3,003,395
1,000,000	8.125%, 03/15/2012	1,093,464
		64,689,967
U.S. Government Agency Issues – 14.3%
	Federal Farm Credit Bank:
5,000,000	2.125%, 06/18/2012	5,062,185
1,350,000	2.25%, 06/25/2012
	(Callable 06/25/2010)	1,355,770
7,000,000	3.00%, 09/22/2014 @	7,022,386
	Federal Home Loan Bank:
5,000,000	2.05%, 09/28/2012
	(Callable 03/29/2010) @	5,009,410
5,000,000	2.00%, 11/09/2012
	(Callable 11/09/2012) @	4,971,955
	Federal Home Loan
	Mortgage Corporation:
5,000,000	2.25%, 08/24/2012
	(Callable 08/24/2010) @	5,025,205
3,390,000	2.80%, 08/19/2013
	(Callable 08/19/2010) @	3,420,283
5,000,000	2.00%, 05/28/2013
	(Callable 05/28/2010) @	4,940,725
	Federal National Mortgage
	Association (FNMA):
3,000,000	2.00%, 09/28/2012
	(Callable 09/28/2010) @	2,994,594
10,500,000	3.625%, 02/12/2013 @	11,012,925
13,150,000	4.375%, 03/15/2013 @	14,131,963
21,750,000	2.75%, 03/13/2014 @	21,934,722
		86,882,123
U.S. Treasury Obligations – 10.5%
	U.S. Treasury Bonds:
36,500,000	3.125%, 08/31/2013 @	37,928,646
25,600,000	2.25%, 05/31/2014 @	25,425,997
		63,354,643
	Total Long-Term
	Investments
	(Cost $587,248,367)	588,063,198

Shares
SHORT-TERM INVESTMENT – 1.5%
Money Market Mutual Fund – 1.5%
9,151,851	Short-Term Investment
	Company Liquid
	Assets Portfolio –
	AIM Fund, 0.18% «	9,151,851
	Total Short-Term
	Investment
	(Cost $9,151,851)	9,151,851

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 24.8%
Commercial Paper – 0.1%
$1,183,999	Atlantic East
	Funding LLC, 3.059%,
	03/25/2010 † **	$692,136
	Total Commercial Paper	692,136

Shares
Investment Companies – 24.7%
149,465,929	Mount Vernon Securities
	Lending Trust Prime
	Portfolio, 0.20% «	149,465,929
101,512	Reserve Primary Fund † **	85,625
	Total Investment
	Companies	149,551,554
	Total Investments
	Purchased With Cash
	Proceeds From
	Securities Lending
	(Cost $150,751,440)	150,243,690
	Total Investments
	(Cost $747,151,658)
	– 123.3%	747,458,739

Assets Relating to Securities
Lending (Note 6) – 0.1%
	Support
	Agreement ** ^ a	470,875
	Cash Contribution
	from Transfer
	Agent/Administrator €	19,558
	Total (Cost $0)	490,433
	Liabilities in Excess of
	Other Assets – (23.4%)	(141,700,596)
	TOTAL NET
	ASSETS – 100.0%	$606,248,576

*	Restricted Security Deemed Liquid
**	Illiquid
@	This security or portion of this security is out on loan at December 31, 2009.
f	Foreign Security
^	Non-Income Producing
«	7-Day Yield
†	Priced at fair value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover potential losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

€
Pursuant to a loss reimbursement agreement, the Fund’s transfer agent and administrator made a cash contribution to the Fund to cover anticipated losses realized from the Fund’s ownership of shares of the Reserve Primary Fund, which investment was made by the Fund’s securities lending agent.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Summary of Fair Value Exposure at December 31, 2009

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period.  These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices for identical securities in inactive markets, dealer indications, interest rates, yield curves, benchmark yields, issuer spreads, prepayment speeds, cash flows, credit risk, default rates, information about issuers, sectors and markets, inputs corroborated by observable market data, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in pricing the security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$11,769,447	$—	$11,769,447
Commercial Mortgage Backed Securities	—	12,049,668	—	12,049,668
Corporate Debt Securities	—	378,720,177	—	378,720,177
Residential Mortgage Backed Securities	—	33,947,838	—	33,947,838
Taxable Municipal Bonds	—	1,339,302	—	1,339,302
U.S. Government Agency Issues	—	86,882,123	—	86,882,123
U.S. Treasury Obligations	—	63,354,643	—	63,354,643
Total Fixed Income	—	588,063,198	—	588,063,198
Short-Term Investment
Money Market Mutual Fund	9,151,851	—	—	9,151,851
Total Short-Term Investment	9,151,851	—	—	9,151,851
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	692,136	—	692,136
Money Market Mutual Funds	149,465,929	—	85,625	149,551,554
Total Investments Purchased with Cash
Proceeds from Securities Lending	149,465,929	692,136	85,625	150,243,690
Total Investments	$158,617,780	$588,755,334	$85,625	$747,458,739
Other Assets Relating to Securities Lending Investments	19,558	470,875	—	490,433

Baird Short-Term Bond Fund

Schedule of Investments December 31, 2009

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$725,642
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(15,887)
Net purchases (sales/paydowns)	(49,966)
Transfers in and/or out of Level 3 *	(574,164)
Balance as of December 31, 2009	$85,625

*
The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period.  Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

Baird Intermediate Bond Fund

December 31, 2009

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital Intermediate U.S. Government/Credit Bond Index.  The Barclays Capital Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The improved market conditions resulted in strong  performance for the Fund in 2009.  The Fund also outperformed its benchmark index in 2009.  The primary factors for the outperformance were:

•	The Fund’s overweight to the corporate sector which performed well in 2009;

•	Price recovery from certain corporate securities with sound fundamental value whose market prices had fallen in 2008 and subsequently appreciated in value in 2009;

•	The Fund’s underweight to U.S. Treasuries which underperformed all other market sectors for the year; and

•	Price appreciation of non-Agency mortgage-backed and asset-backed securities.

The Fund maintained its duration-neutral strategy, holding a broadly diversified portfolio of 320 securities at year end.

We are greatly encouraged by the Fund’s performance in 2009 and are very optimistic regarding the individual issues and the overall structure of the portfolio.  The portfolio’s yield advantage over the benchmark remains historically high and we remain confident that the portfolio will realize this yield advantage over time and outperform its benchmark through the completion of this historic credit cycle.

Portfolio Characteristics

Quality Distribution*	Sector Weightings*

Net Assets:	$534,457,848	Annualized Expense Ratio:
SEC 30-Day Yield:**		Institutional Class:	0.30%
Institutional Class:	4.17%	Investor Class:	0.55	%***
Investor Class:	3.92%	Portfolio Turnover Rate:	38.6%
Average Effective Duration:	3.85 years	Total Number of Holdings:	320
Average Effective Maturity:	4.95 years

*	Percentages shown are based on the Fund’s total net assets.
**	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2009.
***	Includes 0.25% 12b-1 fee.

Baird Intermediate Bond Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Intermediate Bond Fund

Average Annual Total Returns

			Since
For the Periods Ended December 31, 2009	One Year	Five Years	Inception(1)
Institutional Class Shares	11.76%	4.62%	5.87%
Investor Class Shares	11.51%	4.34%	5.60%
Barclays Capital Intermediate U.S. Government/Credit Bond Index(2)	5.24%	4.66%	5.73%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2009.
(2)
The Barclays Capital Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and 10 years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.7%
Asset Backed Securities – 1.9%
$133,924	Amresco Residential
	Securities Mortgage
	Loan Trust,
	Series 1998-1, Class A6,
	6.51%, 08/25/2027	$115,725
750,000	Chase Issuance Trust,
	Series 2005-A10, Class
	A10, 4.65%, 12/17/2012	772,973
188,124	CitiFinancial Mortgage
	Securities, Inc.,
	Series 2004-1, Class AF2,
	2.645%, 04/25/2034	186,930
6,096	Cityscape Home Equity
	Loan Trust, 1997-C, Class
	A4, 7.00%, 07/25/2028	6,009
	Countrywide Asset-Backed
	Certificates:
1,906,978	Series 2006-S3, Class A2,
	6.085%, 06/25/2021	853,323
122,739	Series 2006-S2, Class A2,
	5.627%, 07/25/2027	96,799
116,667	Series 2004-12, Class AF6,
	4.634%, 03/25/2035	90,848
4,000,000	Series 2006-13, Class 1AF2,
	5.884%, 01/25/2037	3,773,750
375,000	Series 2006-13, Class 1AF3,
	5.944%, 01/25/2037	194,188
1,380,000	Series 2006-9, Class 1AF3,
	5.859%, 10/25/2046	718,036
	Delta Funding Home
	Equity Loan Trust:
54,442	Series 1997-2, Class A6,
	7.04%, 06/25/2027	54,301
29,321	Series 1999-1, Class A6F,
	6.34%, 12/15/2028	28,286
538,268	Series 1999-2, Class A7F,
	7.03%, 08/15/2030	469,937
23,696	Equivantage Home
	Equity Loan Trust,
	Series 1996-3, Class A3,
	7.70%, 09/25/2027	19,698
196,593	GMAC Mortgage
	Corporation Loan Trust,
	Series 2005-HE3, Class A2,
	0.416%, 02/25/2036	79,513
	Green Tree Financial
	Corporation:
125,319	Series 1993-4, Class A5,
	7.05%, 01/15/2019	125,269
805,191	Series 1998-2, Class A5,
	6.24%, 12/01/2028	736,918
1,060,017	Series 1998-3, Class A5,
	6.22%, 03/01/2030	1,033,028
400,339	Series 1998-4, Class A5,
	6.18%, 04/01/2030	365,731
47,223	IMC Home Equity Loan
	Trust, Series 1998-1, Class
	A6, 7.02%, 06/20/2029	39,484
100,000	MBNA Master
	Credit Card Trust,
	Series 2005-4A, Class A4,
	0.273%, 11/15/2012	99,673
173,325	Oakwood Mortgage
	Investors, Inc.,
	Series 1999-B, Class A3,
	6.45%, 11/15/2017	141,624
18,374	Residential Asset
	Mortgage Products, Inc.,
	Series 2003-RS7, Class
	AI6, 5.34%, 08/25/2033	17,087

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.7% (cont.)
Asset Backed Securities – 1.9% (cont.)
$96,298	Structured Asset Securities
	Corporation, Series
	2005-2XS, Class 1A2A,
	4.51%, 02/25/2035	$89,763
		10,108,893
Commercial Mortgage Backed Securities – 1.7%
4,013,485	GMAC Commercial
	Mortgage Securities Inc.,
	Series 2001-C1, Class A2,
	6.465%, 04/15/2034	4,157,922
5,000,000	Wachovia Bank
	Commercial Mortgage
	Trust, Series 2005-C22,
	Class A4, 5.265%,
	12/15/2044	4,880,914
		9,038,836
Financial – 20.6%
	American General Finance
	Corporation Notes:
25,000	4.625%, 09/01/2010	24,229
550,000	4.00%, 03/15/2011	497,261
2,000,000	Ameriprise Financial, Inc.,
	5.35%, 11/15/2010	2,066,466
630,000	AmSouth Bancorporation
	Subordinated Debentures,
	6.75%, 11/01/2025	450,923
1,475,000	ANZ National (Int’l) LTD,
	2.375%, 12/21/2012
	(Acquired 12/15/2009;
	Cost $1,473,171)* f	1,464,256
600,000	Banco Santander Chile,
	7.375%, 07/18/2012 f	660,528
1,900,000	Bancwest Corporation
	Subordinated Notes,
	8.30%, 01/15/2011	1,929,921
835,000	Bank of America
	Corporation
	Subordinated Notes,
	10.20%, 07/15/2015	972,981
1,500,000	Bank of Tokyo –
	Mitsubishi/UFJ NY,
	7.40%, 06/15/2011 f	1,617,494
1,043,000	Bank One Corporation
	Subordinated Notes,
	10.00%, 08/15/2010	1,100,956
2,695,000	BankAmerica Institutional,
	8.07%, 12/31/2026
	(Acquired 01/04/2006
	through 11/06/2007;
	Aggregate
	Cost $2,771,091)*	2,641,100
2,500,000	Banponce Trust I, Series A,
	8.327%, 02/01/2027
	(Callable 02/22/2010)	1,635,095
1,500,000	Barclays Bank PLC,
	5.00%, 09/22/2016 f @	1,532,718
2,150,000	BB&T Corporation,
	6.85%, 04/30/2019 @	2,411,446
1,000,000	Bear Stearns Cos., Inc.,
	6.40%, 10/02/2017	1,090,081
1,000,000	BOI Capital Funding II,
	5.571%, 02/01/2049
	(Callable 02/01/2016)
	(Acquired 01/20/2006;
	Cost $1,000,000)* f	420,000
1,000,000	CDP Financial Inc.,
	4.40%, 11/25/2019
	(Acquired 11/20/2009;
	Cost $997,520)* f	957,890
	CIT Group Funding:
22,051	10.25%, 05/01/2013
	(Callable 02/19/2010)	22,492

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.7% (cont.)
Financial – 20.6% (cont.)
$33,076	10.25%, 05/01/2014
	(Callable 02/08/2010)	$33,655
33,076	10.25%, 05/01/2015
	(Callable 02/23/2010) @	33,407
55,127	10.25%, 05/01/2016
	(Callable 02/23/2010)	55,403
77,178	10.25%, 05/01/2017
	(Callable 02/23/2010)	77,564
	CIT Group, Inc.:
19,535	7.00%, 05/01/2013
	(Callable 02/23/2010)	18,216
29,303	7.00%, 05/01/2014
	(Callable 02/23/2010)	27,215
29,302	7.00%, 05/01/2015
	(Callable 02/23/2010)	26,225
48,839	7.00%, 05/01/2016
	(Callable 02/23/2010)	42,978
68,374	7.00%, 05/01/2017
	(Callable 02/23/2010)	59,314
	Citigroup, Inc.:
1,000,000	5.50%, 04/11/2013	1,036,765
550,000	6.01%, 01/15/2015	561,604
1,760,000	Corestates Capital Trust I,
	8.00%, 12/15/2026
	(Callable 03/15/2010)
	(Acquired 11/29/2005
	and 10/10/2007;
	Cost $267,026 and
	$1,540,532, respectively)*	1,721,488
375,000	Corp Andina
	De Fomento Notes,
	7.375%, 01/18/2011 f	394,925
1,900,000	Countrywide Financial
	Corporation Subordinated
	Notes, 6.25%, 05/15/2016	1,932,615
172,000	Dresdner Bank-New York
	Subordinated Debentures,
	7.25%, 09/15/2015	172,007
1,000,000	Export-Import
	Bank Korea Notes,
	5.125%, 02/14/2011 f	1,032,899
416,065	First National Bank of
	Chicago Pass-Thru
	Certificates, Series 1993-A,
	8.08%, 01/05/2018	456,524
2,600,000	First National
	Bank of Omaha
	Subordinated Notes,
	7.32%, 12/01/2010	2,624,042
2,125,000	First Union Capital I, Series
	A, 7.935%, 01/15/2027
	(Callable 02/22/2010)	2,065,968
1,546,000	FMR LLC Notes,
	4.75%, 03/01/2013
	(Acquired 02/26/2003
	through 12/01/2009;
	Aggregate
	Cost $1,565,529)*	1,556,286
2,300,000	GE Global Insurance
	Holding Corporation,
	7.50%, 06/15/2010	2,359,954
	General Electric
	Capital Corporation:
800,000	6.00%, 06/15/2012 @	862,326
800,000	4.375%, 09/21/2015 @	809,948
2,000,000	5.625%, 09/15/2017	2,060,460
1,150,000	Genworth Financial Inc.
	Notes, 5.75%,
	06/15/2014 @	1,099,851

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.7% (cont.)
Financial – 20.6% (cont.)
$1,975,000	Glencore Funding LLC,
	6.00%, 04/15/2014
	(Acquired 03/31/2004
	through 12/04/2006;
	Aggregate
	Cost $1,951,110)*	$2,020,575
	GMAC LLC:
1,025,000	7.75%, 01/19/2010 @	1,025,475
80,000	7.50%, 12/31/2013
	(Acquired 02/26/2007
	and 09/26/2007;
	Cost $236,064 and
	$21,994, respectively)*	77,200
200,000	6.75%, 12/01/2014	189,969
96,000	8.00%, 12/31/2018
	(Acquired 02/26/2007
	and 09/26/2007;
	Cost $327,582 and
	$30,002, respectively)*	84,480
	Goldman Sachs
	Group, Inc. Notes:
1,125,000	5.15%, 01/15/2014	1,190,094
1,000,000	6.00%, 05/01/2014 @	1,093,768
1,800,000	Great West Life &
	Annuity Insurance,
	7.153%, 05/16/2046
	(Callable 05/16/2016)
	(Acquired 05/16/2006
	and 11/08/2007;
	Cost $1,000,000 and
	$792,736, respectively)*	1,584,000
	HSBC Finance
	Corporation Notes:
2,000,000	8.00%, 07/15/2010	2,072,640
100,000	5.00%, 06/30/2015	103,300
2,000,000	Huntington National
	Bank Notes,
	8.00%, 04/01/2010	2,006,100
	Invesco Ltd. Notes: f
500,000	5.625%, 04/17/2012	517,890
500,000	5.375%, 02/27/2013	508,854
	Istar Financial, Inc.:
1,050,000	5.95%, 10/15/2013	611,625
75,000	5.85%, 03/15/2017	42,000
	J.P. Morgan Chase & Co.:
500,000	6.625%, 03/15/2012	545,831
575,000	5.75%, 01/02/2013	613,231
2,000,000	Jackson National Life Global,
	5.125%, 02/10/2011
	(Acquired 07/21/2009;
	Cost $2,013,359)*	2,016,270
2,000,000	Key Bank NA,
	7.413%, 05/06/2015	2,040,744
3,000,000	KFW,
	4.875%, 06/17/2019 f	3,170,172
2,600,000	Kookmin Bank,
	7.25%, 05/14/2014
	(Acquired 06/12/2009;
	Cost $2,639,837)* f	2,918,729
350,000	Korea Development Bank
	Senior Unsecured Notes,
	4.625%, 09/16/2010 f	356,059
	Liberty Mutual Group:
746,000	7.25%, 09/01/2012
	(Acquired 08/03/2004
	through 09/30/2009;
	Aggregate Cost $776,548)*	769,788
500,000	5.75%, 03/15/2014
	(Acquired 09/03/2009;
	Cost $441,143)*	492,837

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.7% (cont.)
Financial – 20.6% (cont.)
$775,000	Marsh & McLennan
	Companies, Inc.,
	5.375%, 07/15/2014	$792,605
500,000	MBIA Insurance Corp.,
	14.00%, 01/15/2033
	(Callable 01/15/2013)
	(Acquired 01/11/2008;
	Cost $500,000)*	215,000
	Merrill Lynch & Co.:
1,000,000	5.70%, 05/02/2017	980,172
1,000,000	6.875%, 04/25/2018	1,077,438
375,000	Met Life Global
	Funding Senior Notes,
	4.50%, 05/05/2010
	(Acquired 08/04/2005
	and 03/22/2007;
	Cost $123,925 and
	$249,528, respectively)*	378,350
2,500,000	Monumental Global
	Funding II Senior
	Unsecured Notes,
	5.65%, 07/14/2011	2,603,058
1,075,000	The Mony Group, Inc.,
	8.35%, 03/15/2010	1,088,367
	Morgan Stanley Notes:
1,000,000	5.625%, 01/09/2012	1,055,322
100,000	4.75%, 04/01/2014	100,575
1,400,000	6.625%, 04/01/2018	1,513,635
750,000	Morgan Stanley
	Dean Witter & Co.,
	6.75%, 10/15/2013	819,599
1,530,000	National Australia Bank
	Ltd. Subordinated Notes,
	Series A, 8.60%,
	05/19/2010 f	1,576,986
350,000	National Bank of Hungary
	Yankee Debentures,
	8.875%, 11/01/2013 f	377,994
2,725,000	National City Bank
	of Cleveland,
	4.50%, 03/15/2010	2,741,715
534,000	National City Bank of
	Kentucky Subordinated
	Notes, 6.30%, 02/15/2011	551,804
2,320,000	Navigators Group Inc.
	Senior Unsecured Notes,
	7.00%, 05/01/2016	2,265,176
1,260,000	NB Capital Trust IV,
	8.25%, 04/15/2027
	(Callable 02/22/2010)	1,247,400
1,000,000	North Fork Capital Trust II,
	8.00%, 12/15/2027
	(Callable 02/22/2010)	905,500
1,500,000	Pooled Funding Trust I,
	2.74%, 02/15/2012
	(Acquired 08/10/2009;
	Cost $1,522,036)*	1,530,756
894,000	Pricoa Global Funding I,
	0.494%, 01/15/2010
	(Acquired 07/13/2009;
	Cost $893,383)*	893,955
	Protective Life Corporation
	Senior Notes:
475,000	5.45%, 09/28/2012	507,336
75,000	4.30%, 06/01/2013	71,756
2,000,000	Rabobank Nederland Global
	Senior Unsecured Notes,
	4.20%, 05/13/2014
	(Acquired 05/06/2009;
	Cost $1,996,340)* f @	2,069,648
1,650,000	Regions Bank,
	7.50%, 05/15/2018	1,508,324

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.7% (cont.)
Financial – 20.6% (cont.)
$1,800,000	Santander Financial
	Issuances, 6.375%,
	02/15/2011 f	$1,876,277
1,300,000	Schwab Capital Trust I,
	7.50%, 11/15/2037
	(Callable 11/15/2017)	1,259,492
	SLM Corporation Notes:
1,516,000	4.50%, 07/26/2010	1,510,570
250,000	5.375%, 05/15/2014	230,593
1,000,000	Sovereign Bancorp Inc.,
	8.75%, 05/30/2018	1,155,486
1,000,000	St. Paul Travelers, Inc.,
	6.25%, 06/20/2016	1,096,318
1,000,000	TECO Finance Inc.,
	7.00%, 05/01/2012	1,067,234
1,046,000	Toll Road Inv. Partnership
	II, 0.00%, 02/15/2011
	(Acquired 09/28/2004;
	Cost $993,334)* ^	971,353
1,320,000	Transamerica Finance
	Corporation Debentures,
	0.00%, 03/01/2010
	(Callable 02/22/2010) ^	1,313,734
850,000	UFJ Finance Aruba A.E.C.,
	6.75%, 07/15/2013 f @	946,353
650,000	Unionbancal Corporation,
	5.25%, 12/16/2013	667,751
1,000,000	Washington Mutual
	Financial Corporation,
	6.875%, 05/15/2011	1,050,717
1,495,000	Westdeutsche Landesbank
	Subordinated Notes,
	4.796%, 07/15/2015 f	1,559,472
		110,246,928
Industrial – 17.2%
	Allied Waste North
	America, Inc.:
1,000,000	5.75%, 02/15/2011	1,040,463
3,100,000	7.25%, 03/15/2015
	(Callable 03/15/2010)	3,239,500
	Ameritech Capital
	Funding Debentures:
1,045,179	9.10%, 06/01/2016	1,192,819
1,008,000	6.45%, 01/15/2018	1,060,545
1,000,000	Anadarko Petroleum
	Corporation Senior
	Unsecured Notes,
	6.95%, 06/15/2019	1,134,016
	British Telecommunications
	PLC: f
750,000	9.125%, 12/15/2010	803,490
2,000,000	5.95%, 01/15/2018	2,032,706
	Bunge Ltd. Finance
	Corporation Notes:
800,000	5.35%, 04/15/2014	817,816
1,085,000	5.10%, 07/15/2015	1,075,725
2,400,000	CBS Corporation
	Senior Notes,
	7.70%, 07/30/2010	2,473,027
1,250,000	Clear Channel
	Communications Senior
	Unsubordinated Notes,
	5.50%, 12/15/2016	693,750
	Comcast Cable Holdings:
1,731,000	9.80%, 02/01/2012	1,959,154
125,000	8.375%, 03/15/2013	144,087
525,000	Comcast Corporation,
	6.50%, 01/15/2017	581,209
75,000	Comcast Holdings
	Corporation,
	10.625%, 07/15/2012	88,494

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.7% (cont.)
Industrial – 17.2% (cont.)
$1,281,000	COX
	Communications Inc.,
	7.125%, 10/01/2012	$1,422,981
2,000,000	COX Enterprises, Inc.,
	7.875%, 09/15/2010
	(Acquired 07/13/2009
	and 08/12/2009;
	Cost $1,026,472 and
	$1,032,756, respectively)*	2,078,694
	CSX Corporation:
1,775,000	5.75%, 03/15/2013	1,920,206
450,000	6.25%, 04/01/2015	495,653
1,000,000	D.R. Horton Inc.
	Unsubordinated Notes,
	6.50%, 04/15/2016	975,000
	Deutsche Telekom
	International Finance BV: f
2,165,000	8.50%, 06/15/2010	2,237,367
1,300,000	6.00%, 07/08/2019	1,387,972
	Donnelley (R.R.)
	& Sons Co.:
1,500,000	4.95%, 05/15/2010	1,510,710
1,000,000	8.60%, 08/15/2016	1,088,609
875,000	6.125%, 01/15/2017	865,033
2,000,000	Enterprise Products
	Operating LLC,
	7.625%, 02/15/2012	2,210,690
2,300,000	Fiserv, Inc.,
	6.125%, 11/20/2012	2,504,403
1,260,000	GTE Corporation
	Debentures,
	6.84%, 04/15/2018	1,380,277
1,375,000	Hanson Australia Funding,
	5.25%, 03/15/2013 f	1,354,375
650,000	Hanson PLC Notes,
	6.125%, 08/15/2016 f	620,750
1,195,000	Health Care Service
	Corporation Notes,
	7.75%, 06/15/2011
	(Acquired 06/20/2001
	through 10/19/2006;
	Aggregate
	Cost $1,216,524)*	1,241,668
420,000	Highmark, Inc. Notes,
	6.80%, 08/15/2013
	(Acquired 08/14/2003
	and 03/13/2008;
	Cost $399,088 and
	$20,599, respectively)*	439,441
	Historic Time Warner Inc.:
1,847,000	9.125%, 01/15/2013	2,143,135
250,000	6.875%, 06/15/2018	275,741
2,000,000	Humana Inc.,
	7.20%, 06/15/2018	2,045,476
2,300,000	Hutchison Whampoa
	International LTD,
	7.625%, 04/09/2019
	(Acquired 10/16/2009;
	Cost $2,620,643)* f	2,642,861
1,000,000	Ingersoll-Rand
	Company Debentures,
	6.391%, 11/15/2027 f	1,057,135
1,175,000	Johnson Controls Inc.
	Senior Notes,
	5.50%, 01/15/2016	1,195,062
675,000	Laboratory Corporation
	of America Holdings,
	5.50%, 02/01/2013	702,985
625,000	Lafarge S.A. Notes,
	6.50%, 07/15/2016 f	662,623
500,000	Limited Brands, Inc.,
	5.25%, 11/01/2014	482,500
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.7% (cont.)
Industrial – 17.2% (cont.)
$400,000	Marathon Global
	Funding Corporation,
	6.00%, 07/01/2012 f	$431,936
75,000	Martin Marietta Materials,
	Inc., 6.60%, 04/15/2018	77,203
	Masco Corporation:
795,000	0.554%, 03/12/2010	791,759
1,625,000	6.125%, 10/03/2016 @	1,548,529
650,000	Nabors Industrials, Inc.,
	6.15%, 02/15/2018	675,572
2,307,000	Nextel Communications
	Senior Notes,
	6.875%, 10/31/2013
	(Callable 03/15/2010)	2,237,790
700,000	PCCW-HWT Capital II
	Ltd., 6.00%, 07/15/2013
	(Acquired 07/10/2003;
	Cost $696,731)* f	725,946
925,000	Pearson Dollar Finance
	PLC, 5.70%, 06/01/2014
	(Acquired 09/28/2005
	and 12/14/2007;
	Cost $610,317 and
	$321,181, respectively)* f	976,665
2,750,000	PEMEX Project Funding
	Master Trust,
	9.125%, 10/13/2010 f	2,901,250
2,045,000	Plum Creek Timberlands,
	5.875%, 11/15/2015	2,094,045
800,000	Premcor Refining Group,
	7.50%, 06/15/2015
	(Callable 02/22/2010)	794,121
100,000	Qwest Capital Funding,
	Inc., 7.25%, 02/15/2011	101,500
1,000,000	Reed Elsevier Capital Notes,
	4.625%, 06/15/2012	1,039,475
	Rio Tinto Alcan, Inc.: f
127,000	6.45%, 03/15/2011	133,242
450,000	5.00%, 06/01/2015	461,995
1,800,000	Rio Tinto Financial USA
	Ltd., 6.50%, 07/15/2018 f	1,977,264
500,000	Sprint Nextel Corporation,
	6.00%, 12/01/2016	456,250
1,175,000	Sunoco, Inc. Senior
	Unsecured Notes,
	5.75%, 01/15/2017	1,187,956
	TCI Communications,
	Inc. Debentures:
550,000	7.875%, 08/01/2013	624,269
1,583,000	8.75%, 08/01/2015	1,875,524
	Telecom Italia Capital: f
1,360,000	4.95%, 09/30/2014 @	1,409,609
725,000	5.25%, 10/01/2015 @	758,022
1,725,000	Telefonica Emisiones,
	S.A.U., 6.421%,
	06/20/2016 f	1,914,633
1,000,000	Time Warner Cable, Inc.,
	5.85%, 05/01/2017 @	1,050,674
1,470,000	Transocean, Inc.,
	6.625%, 04/15/2011 f	1,542,412
500,000	Tyco Electronics Group
	S. A., 6.55%,
	10/01/2017 f	516,981
	Tyco International
	Finance: f
1,575,000	6.375%, 10/15/2011	1,688,873
650,000	6.00%, 11/15/2013	712,000
	United AirLines, Inc.
	Pass-Thru Certificates:
188,123	Series 1991-A, Class A-2,
	10.02%, 03/22/2014	51,734
245,275	Series 2000-2, Class C,
	7.762%, 04/29/2049 §	264,897

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.7% (cont.)
Industrial – 17.2% (cont.)
$1,500,000	Vale Overseas Limited,
	6.25%, 01/23/2017 f @	$1,564,674
250,000	Verizon Communications,
	Inc. Senior Unsecured Notes,
	5.55%, 02/15/2016	269,499
650,000	Verizon New York Inc.
	Senior Unsecured Notes,
	8.625%, 11/15/2010	689,671
1,000,000	Vodafone Group PLC
	Senior Unsecured Notes,
	7.75%, 02/15/2010 f	1,007,640
2,000,000	Vulcan Materials Co.,
	7.00%, 06/15/2018	2,181,370
25,000	Waste Management, Inc.,
	5.00%, 03/15/2014	26,359
1,450,000	Wellpoint, Inc.,
	6.80%, 08/01/2012	1,599,815
500,000	Willamette Industries,
	Inc. Notes,
	6.60%, 06/05/2012	509,491
		92,148,793
Residential Mortgage Backed Securities – 11.6%
	Bank of America
	Alternative Loan Trust:
384,258	Series 2003-11, Class 4A1,
	4.75%, 01/25/2019	374,652
1,113,853	Series 2004-2, Class 5A1,
	5.50%, 03/25/2019	950,643
1,362,755	Series 2004-11, Class 4A1,
	5.50%, 12/25/2019	1,332,093
59,304	Series 2005-6, Class 7A1,
	5.50%, 07/25/2020	54,411
767,940	Series 2006-2, Class 7A1,
	6.00%, 03/25/2021	665,588
1,108,825	Series 2006-3, Class 6A1,
	6.00%, 04/25/2036	961,040
1,107,287	Series 2006-4,
	Class 3CB4,
	6.00%, 05/25/2046	910,038
815,742	Bank of America
	Funding Corporation,
	Series 2003-3, Class 1A41,
	5.50%, 10/25/2033	799,690
	Citicorp Mortgage
	Securities, Inc.:
1,160,896	Series 2004-5, Class 1A25,
	5.50%, 10/25/2014	1,115,609
70,757	Series 2004-4, Class A2,
	5.25%, 06/25/2034	70,203
1,077,800	Series 2004-4, Class A5,
	5.50%, 06/25/2034	1,061,579
	Countrywide Alternative
	Loan Trust:
276,787	Series 2005-5R, Class A2,
	4.75%, 12/25/2018	256,250
1,076,643	Series 2005-50CB, Class
	4A1, 5.00%, 11/25/2020	854,877
1,180,002	Series 2005-85CB, Class
	3A1, 5.25%, 02/25/2021
	(Acquired 09/26/2007
	through 01/28/2009;
	Aggregate Cost $1,109,905)*	889,262
1,813,972	Series 2006-7CB, Class
	3A1, 5.25%, 05/25/2021	1,283,385
125,000	Series 2005-10CB, Class
	1A6, 5.50%, 05/25/2035	92,667
115,523	Series 2005-11CB, Class
	2A1, 5.50%, 06/25/2035	89,136
1,086,354	Series 2005-34CB, Class
	1A6, 5.50%, 09/25/2035	1,009,856

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.7% (cont.)
Residential Mortgage Backed Securities – 11.6% (cont.)
$487,880	Countrywide Home
	Loans, Inc., Series
	2003-18, Class A3,
	5.25%, 07/25/2033	$483,745
	Credit Suisse First Boston
	Mortgage Securities Corp.:
66,888	Series 2005-11, Class 5A1,
	5.25%, 12/25/2020	61,167
111,339	Series 2005-3, Class 3A27,
	5.50%, 07/25/2035	98,010
	Federal Gold Loan Mortgage
	Corporation (FGLMC)
	Pass-Thru Certificates:
575,092	5.00%, 08/01/2011	598,811
830,173	6.00%, 06/01/2021	888,006
38,599	6.00%, 07/01/2028	41,397
	Federal Home Loan
	Mortgage Corporation
	(FHLMC):
986,930	Series 3033, Class LU,
	5.50%, 03/15/2013	1,038,287
1,219,512	Series 2695, Class UA,
	5.50%, 09/15/2014	1,260,886
3,842,619	Series R014, Class AL,
	5.50%, 10/15/2014	3,918,507
371,160	Series R001, Class AE,
	4.375%, 04/15/2015	380,754
1,718,867	Series R003, Class VA,
	5.50%, 08/15/2016	1,828,913
2,189,430	Series 3122, Class VA,
	6.00%, 01/15/2017	2,341,000
1,545,818	Series R010, Class VA,
	5.50%, 04/15/2017	1,643,076
2,635,613	Series R009, Class AJ,
	5.75%, 12/15/2018	2,746,414
4,317	Series 74, Class F,
	6.00%, 10/15/2020	4,491
150,000	Series 2673, Class NC,
	5.50%, 05/15/2021	155,567
34,310	Series 1395, Class G,
	6.00%, 10/15/2022	36,380
2,409,389	Series 2970, Class DA,
	5.50%, 01/15/2023	2,498,951
	Federal National Mortgage
	Association (FNMA):
550,369	Series 2006-B2, Class AB,
	5.50%, 05/25/2014	569,734
379,036	Series 2003-24, Class PC,
	5.00%, 11/25/2015	382,934
78,971	Series 2005-6, Class VE,
	5.50%, 04/25/2016	83,641
1,244,006	Series 2006-B1, Class AB,
	6.00%, 06/25/2016	1,293,182
32,992	Series 2003-35, Class TD,
	5.00%, 12/25/2016	33,642
20,671	Series 1989-2, Class D,
	8.80%, 01/25/2019	22,717
1,506	Series G-29, Class O,
	8.50%, 09/25/2021	1,648
118,878	Series 1991-137, Class H,
	7.00%, 10/25/2021	131,012
92,269	Series 1992-136, Class PK,
	6.00%, 08/25/2022	99,496
60,675	Series 1993-32, Class H,
	6.00%, 03/25/2023	64,568
4,479,918	Series 2002-85, Class PD,
	5.50%, 05/25/2031	4,653,865
95,506	Series 2004-90, Class YB,
	4.00%, 07/25/2032	98,379
2,082,726	Series 2004-W6, Class 1A6,
	5.50%, 07/25/2034	2,127,960

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.7% (cont.)
Residential Mortgage Backed Securities – 11.6% (cont.)
$2,683,124	Series 2004-W10,
	Class A24,
	5.00%, 08/25/2034	$2,751,041
	GMAC Mortgage
	Corporation Loan Trust:
126,256	Series 2003-J1, Class A2,
	5.25%, 03/25/2018	124,069
1,263,117	Series 2004-J4, Class A2,
	5.50%, 09/25/2034	1,239,422
312,395	Government National
	Mortgage Association
	(GNMA),
	Series 1999-4, Class ZB,
	6.00%, 02/20/2029	335,748
	J.P. Morgan Alternative
	Loan Trust:
2,801,681	Series 2005-S1, Class 3A1,
	5.50%, 10/25/2020	2,402,442
1,183,510	Series 2006-A1, Class 2A1,
	5.80%, 03/25/2036	747,802
1,579,995	Series 2006-S2, Class A2,
	5.81%, 05/25/2036	1,567,673
610,789	Lehman Mortgage Trust,
	Series 2006-4, Class 3A1,
	5.00%, 08/25/2021	546,656
	Master Alternative
	Loans Trust:
1,749,447	Series 2004-1, Class 1A1,
	5.00%, 01/25/2019	1,653,227
404,722	Series 2004-3, Class 1A1,
	5.00%, 03/25/2019	382,462
312,850	Series 2005-3, Class 4A1,
	5.50%, 03/25/2020	293,933
60,094	Merrill Lynch Mortgage
	Investors Inc., Series
	2005-A8, Class A1C1,
	5.25%, 08/25/2036	55,895
	Residential Accredit
	Loans, Inc.:
47,052	Series 2004-QS6, Class A1,
	5.00%, 05/25/2019	46,346
46,372	Series 2004-QS13, Class
	CB, 5.00%, 09/25/2019	43,822
254,437	Salomon Brothers
	Mortgage Securities VII,
	Series 2003-UP2, Class A2,
	4.00%, 06/25/2033	250,836
	Washington Mutual, Inc.
	Pass-Thru Certificates:
1,941,628	Series 2004-CB1, Class 5A,
	5.00%, 06/25/2019	1,931,919
2,673,705	Series 2004-CB3, Class 3A,
	5.50%, 10/25/2019	2,693,758
935,784	Series 2004-CB3, Class 4A,
	6.00%, 10/25/2019	931,778
621,339	Series 2004-CB4, Class
	21A, 5.50%, 12/25/2019	609,415
792,007	Series 2004-CB4, Class
	22A, 6.00%, 12/25/2019	789,408
		61,755,771
Taxable Municipal Bonds – 0.4%
900,000	California State,
	5.45%, 04/01/2015	905,535
1,430,000	Tobacco Settlement
	Authority Iowa,
	6.50%, 06/01/2023
	(Callable 06/01/2015)	1,204,274

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.7% (cont.)
Taxable Municipal Bonds – 0.4% (cont.)
187,586	Tobacco Settlement
	Financing Corporation,
	Series 2001-A, Class A,
	6.36%, 05/15/2025	$181,227
		2,291,036
Utilities – 5.2%
2,415,000	Baltimore Gas & Electric
	Co. Senior Unsecured Notes,
	6.125%, 07/01/2013	2,609,560
	Dominion Resources Inc.:
450,000	6.25%, 06/30/2012	486,035
1,000,000	5.15%, 07/15/2015	1,058,371
600,000	Energy Transfer Partners,
	5.65%, 08/01/2012	637,711
2,500,000	Kinder Morgan Finance,
	5.70%, 01/05/2016 f	2,400,000
259,556	Kiowa Power Partners LLC,
	4.811%, 12/30/2013
	(Acquired 11/19/2004;
	Cost $259,556)*	262,061
300,000	Korea Electric Power
	Corporation,
	6.75%, 08/01/2027 f	281,229
1,000,000	Korea Hydro & Nuclear
	Power Company Senior
	Unsecured Notes,
	6.25%, 06/17/2014
	(Acquired 06/10/2009;
	Cost $989,350)* f	1,091,109
1,475,000	National Grid PLC
	Senior Unsecured Notes,
	6.30%, 08/01/2016 f	1,604,139
	NiSource Finance
	Corporation:
1,175,000	7.875%, 11/15/2010	1,231,823
1,000,000	10.75%, 03/15/2016	1,232,184
1,875,000	ONEOK, Inc. Senior Notes,
	7.125%, 04/15/2011	1,983,129
400,000	ONEOK Partners LP Notes,
	5.90%, 04/01/2012	424,021
1,250,000	Pepco Holdings, Inc.,
	6.45%, 08/15/2012	1,341,588
1,775,000	PPL Energy Supply,
	LLC Bonds, Series A,
	5.70%, 10/15/2015	1,846,160
388,000	PPL Energy Supply,
	LLC Senior Notes,
	6.40%, 11/01/2011	416,915
900,000	Progress Energy, Inc.
	Senior Notes,
	6.85%, 04/15/2012	976,942
	PSE&G Power LLC:
275,000	7.75%, 04/15/2011	294,263
425,000	5.00%, 04/01/2014	438,991
144,000	5.32%, 09/15/2016
	(Acquired 06/25/2001;
	Cost $126,829)* @	148,157
805,763	RGS (I&M) Funding
	Corporation Debentures,
	9.82%, 12/07/2022	945,362
1,400,000	Spectra Energy Capital,
	5.668%, 08/15/2014	1,515,410
1,340,000	Transcontinental
	Gas Pipe Line
	Corporation Senior Notes,
	8.875%, 07/15/2012	1,535,864
	Vectren Utility Holdings:
1,000,000	6.625%, 12/01/2011	1,049,516
575,000	5.25%, 08/01/2013	590,142

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.7% (cont.)
Utilities – 5.2% (cont.)
$1,375,000	Williams Companies, Inc.
	Senior Unsecured Notes,
	8.125%, 03/15/2012	$1,503,513
251,896	Yosemite Securities Trust
	I, 8.25%, 11/15/2004
	(Acquired 04/26/2001;
	Cost $251,896)* §	157
		27,904,352
U.S. Government Agency Issues – 16.5%
7,000,000	Federal Farm Credit Bank,
	3.00%, 09/22/2014 @	7,022,386
	Federal Home Loan
	Mortgage Corporation
	(FHLMC):
225,000	4.50%, 07/15/2013	242,832
5,000,000	3.00%, 12/30/2014
	(Callable 12/30/2010)	4,950,545
	Federal National Mortgage
	Association (FNMA):
34,175,000	3.625%, 02/12/2013 @	35,844,449
32,125,000	2.75%, 03/13/2014 @	32,397,838
7,500,000	2.625%, 11/20/2014	7,441,845
		87,899,895
U.S. Treasury Obligations – 20.6%
	U.S. Treasury Bonds:
34,700,000	2.375%, 03/31/2016 @	33,198,149
36,800,000	9.125%, 05/15/2018 @	51,658,000
10,000,000	7.875%, 02/15/2021 @	13,440,620
10,000,000	6.25%, 08/15/2023 @	11,943,750
		110,240,519
	Total Long-Term
	Investments
	(Cost $510,645,866)	511,635,023

SHORT-TERM INVESTMENTS – 3.7%
Money Market Mutual Funds – 3.7%
10,694,906	Dreyfus Institutional
	Cash Advantage
	Fund, 0.13% «	10,694,906
8,854,748	Short-Term Investment
	Company Liquid Assets
	Portfolio – AIM Fund,
	0.18% «	8,854,748
	Total Short-Term
	Investments
	(Cost $19,549,654)	19,549,654

INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 37.4%
Commercial Paper – 0.3%
2,991,787	Atlantic East Funding LLC,
	3.059%, 03/25/2010 † **	1,748,924
	Total Commercial Paper	1,748,924

Shares
Investment Companies – 37.1%
197,320,789	Mount Vernon
	Securities Lending Trust
	Prime Portfolio, 0.20% «	197,320,789
720,516	Reserve Primary Fund † **	607,755
	Total Investment
	Companies	197,928,544

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Shares	Value
INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 37.4% (cont.)
Total Investments
Purchased With Cash
Proceeds From
Securities Lending
(Cost $201,033,092)	$199,677,468
Total Investments
(Cost $731,228,612)
– 136.8%	730,862,145

Assets Relating to Securities
Lending (Note 6) – 0.2%
Support
Agreement ** ^ a	1,189,830
Cash Contribution
from Transfer
Agent/Administrator €	138,822
Total (Cost $0)	1,328,652
Liabilities in Excess of
Other Assets – (37.0%)	(197,732,949)
TOTAL NET
ASSETS – 100.0%	$534,457,848

*	Restricted Security Deemed Liquid
**	Illiquid
@	This security or portion of this security is out on loan at December 31, 2009.
f	Foreign Security
^	Non-Income Producing
§	Security in Default
«	7-Day Yield
†	Priced at fair value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover potential losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

€
Pursuant to a loss reimbursement agreement, the Fund’s transfer agent and administrator made a cash contribution to the Fund to cover anticipated losses realized from the Fund’s ownership of shares of the Reserve Primary Fund, which investment was made by the Fund’s securities lending agent.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Summary of Fair Value Exposure at December 31, 2009

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period.  These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices for identical securities in inactive markets, dealer indications, interest rates, yield curves, benchmark yields, issuer spreads, prepayment speeds, cash flows, credit risk, default rates, information about issuers, sectors and markets, inputs corroborated by observable market data, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in pricing the security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$10,108,893	$—	$10,108,893
Commercial Mortgage Backed Securities	—	9,038,836	—	9,038,836
Corporate Debt Securities	—	230,300,073	—	230,300,073
Residential Mortgage Backed Securities	—	61,755,771	—	61,755,771
Taxable Municipal Bonds	—	2,291,036	—	2,291,036
U.S. Government Agency Issues	—	87,899,895	—	87,899,895
U.S. Treasury Obligations	—	110,240,519	—	110,240,519
Total Fixed Income	—	511,635,023	—	511,635,023
Short-Term Investments
Money Market Mutual Funds	19,549,654	—	—	19,549,654
Total Short-Term Investments	19,549,654	—	—	19,549,654
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	1,748,924	—	1,748,924
Money Market Mutual Funds	197,320,789	—	607,755	197,928,544
Total Investments Purchased with Cash
Proceeds from Securities Lending	197,320,789	1,748,924	607,755	199,677,468
Total Investments	$216,870,443	$513,383,947	$607,755	$730,862,145
Other Assets Relating to
Securities Lending Investments	138,822	1,189,830	—	1,328,652

Baird Intermediate Bond Fund

Schedule of Investments December 31, 2009

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$2,371,982
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(112,761)
Net purchases (sales)	(1,542,765)
Transfers in and/or out of Level 3 *	(108,701)
Balance as of December 31, 2009	$607,755

*
The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period.  Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

Baird Intermediate Municipal Bond Fund

December 31, 2009

The Baird Intermediate Municipal Bond Fund seeks current income that is substantially exempt from federal income tax.  A secondary objective is to provide total return with relatively low volatility of principal.  The Fund strives to achieve an annual rate of return, before Fund expenses, greater than the annual rate of the total return of the Barclays Capital 7-Year General Obligation Bond Index.  The Barclays Capital 7-Year General Obligation Bond Index is an unmanaged, market value weighted index consisting of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $5 million; have been issued within the last five years; and have a maturity of six to eight years.

The Fund generated solid investment returns in 2009 though underperformed its benchmark index given its high quality bias.  The Fund’s focus on high quality issues led to its relative underperformance for the year as lower quality issues significantly outperformed higher quality issues.  The Fund had more than 70% of its investments in pre-refunded bonds that have U.S. Government securities held in escrow to fund the payment of interest and principal on the bonds.

We continue to emphasize high quality, intermediate holdings.  The Fund was comprised of a broadly diversified portfolio of over 220 securities at year end.

We feel that the expectations of higher marginal income tax rates and increased Build America Bonds (BABs) issuance should provide a continuation of strong demand for tax-exempt municipals.  However, we remain concerned that declining credit fundamentals in many municipalities could result in prevalent quality rating downgrades and selective price declines in the market.  We believe the Fund is well-positioned with its focus on high quality holdings, especially its significant weighting in pre-refunded bonds that have U.S. Government credit quality and essentially no risk to quality rating downgrades.

Portfolio Characteristics

Quality Distribution*	Sector Weightings*

Net Assets:	$729,976,806	Annualized Expense Ratio:
SEC 30-Day Yield:**		Institutional Class:	0.30%
Institutional Class:	1.87%	Investor Class:	0.55	%***
Investor Class:	1.62%	Portfolio Turnover Rate:	0.7%
Average Effective Duration:	4.87 years	Total Number of Holdings:	228
Average Effective Maturity:	5.42 years

*	Percentages shown are based on the Fund’s total net assets.
**	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2009.
***	Includes 0.25% 12b-1 fee.

Baird Intermediate Municipal Bond Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (3/30/01), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (3/30/01), assuming reinvestment of all distributions.

Baird Intermediate Municipal Bond Fund

Average Annual Total Returns

			Since
For the Periods Ended December 31, 2009	One Year	Five Years	Inception(1)
Institutional Class Shares	6.22%	4.49%	5.21%
Investor Class Shares	5.95%	4.23%	4.94%
Barclays Capital 7-Year General Obligation Bond Index(2)	6.93%	4.63%	5.08%

(1)	For the period from March 30, 2001 (commencement of operations) through December 31, 2009.
(2)
The Barclays Capital 7-Year General Obligation Bond Index is an unmanaged, market value weighted index comprised of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million, have a minimum amount outstanding of at least $5 million, have been issued within the last five years and have a maturity of six to eight years.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0%
Alabama – 2.6%
$1,000,000	Alabama State Public
	School & College
	Authority, 5.00%,
	05/01/2019	$1,109,960
	Montgomery Alabama
	Special Care
	Facility Revenue:
11,385,000	5.00%, 11/15/2021
	(Pre-refunded to
	11/15/2014)	12,913,322
3,985,000	5.25%, 11/15/2029
	(Pre-refunded to
	11/15/2014)	4,565,774
		18,589,056
Alaska – 0.1%
1,000,000	Alaska State Housing
	Finance Corporation,
	5.00%, 06/01/2017
	(Callable 06/01/2015)
	(Insured by NPFGC)	1,058,580
Arizona – 1.9%
	Arizona Health
	Facilities Authority
	Hospital Revenue:
3,000,000	6.00%, 02/15/2032
	(Pre-refunded to
	02/15/2012)	3,338,820
1,415,000	6.375%, 12/01/2037
	(Pre-refunded to
	12/01/2012)	1,640,919
2,375,000	Arizona School
	Facilities Board Revenue,
	5.75%, 07/01/2018
	(Pre-refunded to
	07/01/2014)	2,811,335
1,540,000	Phoenix Arizona Civic
	Corporation of Wastewater
	Systems Revenue,
	5.00%, 07/01/2015
	(Partially Pre-refunded,
	NPFGC Insured)	1,731,130
	Pima County Arizona
	Industrial Development
	Authority:
1,000,000	7.125%, 07/01/2024
	(Pre-refunded to
	07/01/2014)	1,223,670
2,770,000	7.50%, 07/01/2034
	(Pre-refunded to
	07/01/2014)	3,290,178
		14,036,052
Arkansas – 0.0%
175,000	Springdale Arkansas Sales
	& Use Tax Revenue, 4.00%,
	07/01/2016 (Callable
	07/01/2011) (Pre-refunded
	to various dates)	176,313
California – 8.5%
2,760,000	Bakersfield California
	Certificates Participation,
	0.00%, 04/15/2021
	(ETM) ^	1,746,528
2,510,000	Coalinga California
	Regional Medical Center,
	5.125%, 03/01/2032
	(Pre-refunded to
	03/01/2015)	2,847,821
3,000,000	Contra Costa County
	California Certificate
	Participation, 0.00%,
	11/01/2014 (ETM) ^	2,725,650

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0% (cont.)
California – 8.5% (cont.)
$2,860,000	Golden State Tobacco
	Securitization Corporation
	Asset Backed Bonds,
	5.50%, 06/01/2043
	(Pre-refunded to
	06/01/2013)	$3,239,093
	Golden State Tobacco
	Securitization Corporation
	Revenue Bonds:
4,200,000	6.25%, 06/01/2033
	(Pre-refunded to
	various dates)	4,697,028
550,000	5.00%, 06/01/2038
	(Pre-refunded to
	06/01/2013)	613,811
11,565,000	5.625%, 06/01/2038
	(Pre-refunded to
	06/01/2013)	13,145,820
3,810,000	6.75%, 06/01/2039
	(Pre-refunded to
	06/01/2013)	4,472,445
2,025,000	6.625%, 06/01/2040
	(Pre-refunded to
	06/01/2013)	2,368,723
1,570,000	Mount Diablo California
	Hospital District Revenue,
	5.00%, 12/01/2013 (ETM)	1,701,487
2,975,000	Pittsburg California
	Redevelopment Agency
	Residential Mortgage
	Revenue, 9.60%,
	06/01/2016 (ETM)	4,200,194
1,600,000	Port Oakland California
	Revenue, 5.00%,
	11/01/2017 (Insured
	by NPFGC)	1,715,328
14,000,000	San Joaquin Hills California
	Transportation Corridor
	Agency Toll Road
	Revenue, 0.00%,
	01/01/2023 (ETM) ^	8,331,960
14,635,000	San Marcos California
	Public Facilities Authority
	Revenue, 0.00%,
	09/01/2019 (ETM) ^	9,853,892
165,000	Santa Rosa California
	Hospital Revenue, 10.30%,
	03/01/2011 (Callable
	03/18/2010) (ETM)	175,293
		61,835,073
Colorado – 8.9%
2,000,000	Adams County Colorado
	Single Family Mortgage
	Revenue, 8.875%,
	08/01/2012 (ETM)	2,407,620
1,000,000	Aspen Grove Colorado
	Business Improvement
	District, 7.625%, 12/01/2025
	(Pre-refunded 12/01/2011)	1,117,320
	Colorado Springs Colorado
	Utilities Revenue Bonds:
	(ETM)
30,000	5.80%, 11/15/2010	31,419
9,830,000	5.875%, 11/15/2017	11,176,120
1,000,000	Conservatory Metropolitan
	District Colorado, 6.75%,
	12/01/2034 (Pre-refunded
	to 12/01/2013)	1,209,860
12,745,000	Dawson Ridge
	Metropolitan District
	No. 1 Colorado, 0.00%,
	10/01/2022 (ETM) ^	7,534,589

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0% (cont.)
Colorado – 8.9% (cont.)
	Denver Colorado
	Convention Center
	& Hotel Authority
	Revenue Bonds:
$1,000,000	5.00%, 12/01/2021
	(Pre-refunded to
	12/01/2013)	$1,133,810
1,500,000	5.00%, 12/01/2023
	(Pre-refunded to
	12/01/2013)	1,700,715
5,065,000	5.00%, 12/01/2024
	(Pre-refunded to
	12/01/2013)	5,742,748
7,975,000	Denver Colorado Health
	& Hospital Authority
	Healthcare Revenue,
	6.25%, 12/01/2033
	(Pre-refunded to
	12/01/2014)	9,641,376
5,460,000	Pueblo County Colorado
	Certificate Participation,
	6.50%, 12/01/2024
	(Pre-refunded to
	12/01/2010)	5,753,147
	Regional Transportation
	District Colorado
	Sales Tax Revenue:
8,370,000	5.00%, 11/01/2023
	(Pre-refunded
	11/01/2013)	9,567,245
6,750,000	5.00%, 11/01/2036
	(Pre-refunded
	11/01/2016)	7,856,933
		64,872,902
Delaware – 0.2%
1,230,000	Delaware State Economic
	Development Authority
	Revenue, 6.75%,
	01/01/2013 (ETM)	1,318,622
Florida – 9.5%
4,240,000	Bartram Springs
	Community Development
	District Special Assessment,
	6.65%, 05/01/2034
	(Pre-refunded to
	05/01/2013)	4,836,271
1,925,000	Brevard County Florida
	School Board,
	5.00%, 07/01/2020
	(Callable 07/01/2017)
	(Insured by AMBAC)	1,981,884
5,000,000	Coral Gables Florida
	Health Facility Authority
	Hospital Revenue, 5.00%,
	08/15/2029 (Pre-refunded
	to 08/15/2014)	5,776,350
2,260,000	Dade County Florida
	Health Facility Authority
	Hospital Revenue, 5.75%,
	05/01/2021 (ETM)	2,577,869
2,500,000	Florida State Department
	of Management Services,
	5.00%, 08/01/2018	2,744,450
4,675,000	Florida State Mid-Bay
	Bridge Authority Revenue,
	6.875%, 10/01/2022
	(ETM)	6,133,974
1,500,000	Gulf Environmental
	Services Inc. Florida
	Revenue Bonds, 5.00%,
	10/01/2018 (ETM)	1,658,265

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0% (cont.)
Florida – 9.5% (cont.)
	Highlands County Florida
	Health Facilities Revenue:
$9,650,000	5.875%, 11/15/2029
	(Pre-refunded to
	11/15/2013)	$11,124,713
3,000,000	5.375%, 11/15/2035
	(Pre-refunded to
	11/15/2013)	3,402,750
2,000,000	Hillsborough County
	Florida School Board
	Master Lease Program,
	5.50%, 07/01/2018
	(Insured by NPFGC)	2,252,380
2,100,000	Islands At Doral (SW)
	Community Development
	District, 6.375%,
	05/01/2035 (Pre-refunded
	to 05/01/2013)	2,372,727
300,000	Jacksonville Florida Health
	Facility Authority Hospital
	Revenue, 11.50%,
	10/01/2012 (Callable
	03/18/2010) (ETM)	385,179
1,470,000	Miami Beach Florida Resort
	Tax Revenue, 6.25%,
	10/01/2022 (ETM)	1,820,668
3,000,000	Miami Dade County
	Florida Entitlement
	Revenue Bonds,
	5.00%, 08/01/2015
	(Insured by NPFGC)	3,238,440
2,020,000	Miami-Dade County
	Florida Water & Sewer
	Revenue, 5.00%,
	10/01/2013 (Insured
	by NPFGC)	2,198,225
3,885,000	Oakstead Florida Community
	Development District
	Capital Improvement
	Revenue Bonds, 6.875%,
	05/01/2033 (Pre-refunded
	to 05/01/2012)	4,362,350
1,060,000	Orange County Florida
	Health Facilities Authority
	Revenue Bond, 6.25%,
	10/01/2013 (ETM)	1,231,328
1,000,000	Orlando Florida Utilities
	Commission Water &
	Electric Revenue, 6.75%,
	10/01/2017 (ETM)	1,185,100
1,000,000	Palm Beach County
	Florida Revenue,
	5.00%, 11/01/2018
	(Callable 11/01/2017)	1,078,360
1,000,000	Sarasota County Florida
	School Board, 5.00%,
	07/01/2015 (Insured
	by NPFGC)	1,093,590
4,000,000	Seminole County Florida
	Water & Sewage Revenue,
	6.00%, 10/01/2019 (ETM)	4,701,840
3,185,000	Tallahassee Florida Student
	Housing Revenue, 6.625%,
	07/01/2022 (Pre-refunded
	to 07/01/2011)	3,438,303
		69,595,016
Georgia – 0.1%
845,000	Fulton County Georgia
	Hospital Authority
	Revenue, 7.875%,
	10/01/2013 (Callable
	03/18/2010) (ETM)	958,982
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0% (cont.)
Illinois – 9.6%
	Chicago Illinois Board
	of Education:
$1,000,000	5.00%, 12/01/2017
	(Insured by AMBAC)	$1,089,770
1,000,000	6.00%, 01/01/2020
	(Insured by NPFGC)	1,126,130
1,000,000	Chicago Illinois General
	Obligation Project and
	Refunding, 5.00%,
	01/01/2017 (Callable
	01/01/2016) (FSA Insured)	1,100,780
1,440,000	Chicago Illinois
	Metropolitan Water
	Reclamation District
	General Obligation, 7.00%,
	12/01/2010 (ETM)	1,527,178
1,000,000	Chicago Illinois Public
	Building Community
	Building Revenue, 7.00%,
	01/01/2020 (ETM)	1,281,310
2,305,000	Cook County Illinois
	School District No. 097,
	9.00%, 12/01/2015
	(Insured by NPFGC)	3,034,786
1,430,000	Cook County Illinois
	School District No. 100,
	8.10%, 12/01/2016 (ETM)	1,942,355
2,000,000	Cook County Illinois School
	District No. 159, 0.00%,
	12/01/2022 (ETM) ^	1,181,700
1,000,000	Dupage County Illinois
	Stormwater Project,
	5.60%, 01/01/2021	1,139,300
10,000,000	Illinois Development
	Financial Authority, 0.00%,
	07/15/2023 (ETM) ^	5,634,600
2,330,000	Illinois Finance Authority
	Revenue, 5.50%,
	08/15/2043 (Pre-refunded
	to 08/15/2014)	2,726,450
1,000,000	Illinois Municipal Electric
	Agency Power Supply
	Revenue Bonds,
	5.25%, 02/01/2016	1,096,070
	Illinois State:
5,000,000	4.00%, 09/01/2019
	(Callable 09/01/2018)	5,036,200
3,000,000	6.00%, 11/01/2026
	(Insured by NPFGC)	3,515,280
2,000,000	Illinois State Toll Highway
	Authority Priority Revenue
	Bonds, 5.50%,
	01/01/2016 (Insured
	by FSA)	2,307,620
	Illinois State Toll Highway
	Authority Revenue Bonds:
1,020,000	5.00%, 01/01/2026
	(Pre-refunded to
	07/01/2016)	1,187,729
1,905,000	5.00%, 01/01/2031
	(Pre-refunded to
	07/01/2016)	2,218,258
6,750,000	Kane Cook & Dupage
	Counties Illinois
	Community United
	School District No. 303,
	5.00%, 01/01/2014
	(Insured by FSA)	7,593,885
2,130,000	Kane Cook & Dupage
	Counties Illinois School
	District No. 46 Elgin,
	0.00%, 01/01/2013 ^	2,016,045

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0% (cont.)
Illinois – 9.6% (cont.)
	Lake County Illinois
	Community Consolidated
	School District:
$1,755,000	0.00%, 12/01/2012 ^
	(Insured by NPFGC)	$1,624,024
1,920,000	0.00%, 12/01/2013 ^
	(Insured by NPFGC)	1,711,315
1,875,000	0.00%, 12/01/2014 ^
	(Insured by NPFGC)	1,588,575
1,025,000	Lake County Illinois
	Community High School
	District No. 124 Grant,
	5.00%, 12/01/2017	1,177,581
1,000,000	Lake County Illinois
	Community High School
	District No. 128,
	5.00%, 01/01/2013	1,112,690
	McHenry & Kane Counties
	Illinois Community School
	District No. 158:
1,870,000	0.00%, 01/01/2013 ^
	(Insured by NPFGC)	1,648,349
1,970,000	0.00%, 01/01/2016 ^
	(Insured by NPFGC)	1,438,750
	Metropolitan Pier &
	Exposition Authority Illinois:
1,805,000	5.50%, 06/15/2016 (ETM)	2,124,124
1,895,000	5.50%, 12/15/2023 (ETM)	2,223,801
2,000,000	Northwest Suburban
	Illinois Municipal Joint
	Action Revenue, 5.00%,
	05/01/2014 (ETM)	2,300,720
2,745,000	Round Lake Illinois,
	6.70%, 03/01/2033
	(Pre-refunded to
	03/01/2013)	3,163,997
1,390,000	Southern Illinois
	University Revenue,
	5.25%, 04/01/2019
	(Insured by NPFGC)	1,546,820
950,000	Winnebago & Boone
	Counties Illinois School
	District No. 205,
	5.00%, 02/01/2013
	(Insured by AMBAC)	1,031,463
1,360,000	Winnebago County Illinois
	School District No. 122,
	0.00%, 01/01/2018 ^
	(Insured by FSA)	945,812
		70,393,467
Indiana – 1.4%
	Hammond Indiana
	Multi-School Building
	Corporation Revenue Bonds:
1,000,000	6.00%, 01/15/2018 (ETM)	1,155,270
1,330,000	5.00%, 07/15/2018
	(Insured by NPFGC)	1,505,254
655,000	Indiana Toll Road
	Commission, 9.00%,
	01/01/2015 (ETM)	802,139
3,460,000	Indianapolis Local Public
	Improvement Bond
	Waterworks Project,
	5.50%, 07/01/2018
	(Insured by NPFGC)	3,819,875
1,650,000	Purdue University
	Indiana Revenue,
	5.00%, 07/01/2015	1,863,856

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value

MUNICIPAL BONDS – 92.0% (cont.)
Indiana – 1.4% (cont.)
$1,000,000	South Bend Indiana
	Community School
	Building Corporation,
	5.00%, 07/15/2017
	(Insured by NPFGC)	$1,117,400
		10,263,794
Iowa – 1.5%
1,010,000	Des Moines Iowa
	Metropolitan Wastewater
	Reclamation Authority,
	5.00%, 06/01/2015
	(Callable 06/01/2014)
	(Insured by NPFGC)	1,121,302
3,465,000	Iowa Financial Authority
	Health Care Facility
	Revenue Bonds,
	9.25%, 07/01/2025
	(Pre-refunded to
	07/01/2011)	3,948,298
335,000	Muscatine Iowa Electric
	Revenue, 6.70%,
	01/01/2013 (Callable
	07/01/2010) (ETM)	363,941
5,275,000	Tobacco Settlement
	Authority Iowa Revenue
	Bonds, 5.30%, 06/01/2025
	(Pre-refunded to
	06/01/2011)	5,570,294
		11,003,835
Kansas – 0.3%
1,865,000	Wyandotte County
	Kansas Revenue,
	5.00%, 03/01/2019
	(Callable 06/01/2014)
	(Insured by BHAC)	2,134,231

Louisiana – 1.7%
400,000	Houma-Terrebonne
	Public Trust Financing
	Authority, 7.30%,
	04/01/2010 (ETM)	406,492
1,000,000	Houma-Terrebonne Public
	Trust Financing Authority
	Single Family Mortgage
	Revenue, 7.30%,
	04/01/2011 (ETM)	1,083,420
1,450,000	Jefferson Parish Louisiana
	Home Mortgage
	Authority, 7.10%,
	08/01/2010 (ETM)	1,505,535
	Louisiana Public Facilities
	Authority Revenue:
280,000	5.50%, 05/15/2027
	(Pre-refunded to
	05/15/2026)	322,865
7,730,000	5.50%, 05/15/2032
	(Pre-refunded to
	05/15/2026)	9,091,408
		12,409,720
Maine – 0.7%
4,340,000	Maine Health & Higher
	Education Facilities
	Authority, 5.00%,
	07/01/2035 (Pre-refunded
	to 07/01/2015)	5,035,311

Massachusetts – 2.8%
5,745,000	Massachusetts State,
	5.00%, 08/01/2020
	(Pre-refunded to
	08/01/2016)	6,681,837

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0% (cont.)
Massachusetts – 2.8% (cont.)
$3,000,000	Massachusetts State Health
	& Educational Facilities
	Authority Revenue, 6.35%,
	07/15/2032 (Pre-refunded
	to 07/15/2012)	$3,413,040
	Massachusetts State
	Obligations Tax Revenue:
1,000,000	5.25%, 01/01/2026
	(Pre-refunded to
	01/01/2014)	1,140,820
1,835,000	5.75%, 01/01/2032
	(Pre-refunded to
	01/01/2014)	2,128,710
	Massachusetts State
	Water Resources
	Authority: (ETM)
4,105,000	5.25%, 12/01/2015	4,648,420
2,200,000	6.50%, 07/15/2019	2,681,536
		20,694,363
Michigan – 2.3%
1,550,000	Clarkston Michigan
	Community Schools,
	5.00%, 05/01/2013
	(Insured by FSA)	1,703,295
1,000,000	Cornell Twp Michigan
	Economic Development
	Revenue, 5.875%,
	05/01/2018 (Pre-refunded
	to 05/01/2012)	1,108,060
1,000,000	Detroit Michigan City
	School District,
	5.00%, 05/01/2016
	(Callable 05/01/2015)
	(Insured by FSA)	1,043,050
2,185,000	Detroit Michigan Sewer
	Disposal Revenue, 5.00%,
	07/01/2030 (Pre-refunded
	to 07/01/2015)	2,516,617
1,550,000	Harper Creek Michigan
	Community School District,
	5.00%, 05/01/2016
	(Callable 05/01/2015)
	(Insured by FSA)	1,664,995
1,390,000	Jenison Michigan
	Public Schools,
	5.25%, 05/01/2015
	(Insured by NPFGC)	1,544,818
3,000,000	Livonia Michigan Public
	Schools School District,
	5.00%, 05/01/2022
	(Callable 05/01/2014)
	(Insured by NPFGC)	3,080,610
4,000,000	Michigan State Housing
	Development Authority,
	4.75%, 06/01/2016	4,046,040
		16,707,485
Minnesota – 0.7%
1,040,000	Centennial Independent
	School District No. 12
	Minnesota, 5.00%,
	02/01/2014 (Pre-refunded
	to 02/01/2012,
	FSA Insured)	1,114,994
1,215,000	Robbinsdale Independent
	School District No. 281,
	5.00%, 07/01/2020
	(Pre-refunded to
	02/01/2012, FSA Insured)	1,302,614

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0% (cont.)
Minnesota – 0.7% (cont.)
$2,225,000	Western Minnesota
	Municipal Power Agency,
	6.375%, 01/01/2016
	(ETM)	$2,555,591
		4,973,199
Mississippi – 0.4%
1,110,000	Mississippi Development
	Bank Special Obligations,
	5.25%, 10/01/2030
	(Pre-refunded to
	10/01/2015)	1,286,923
850,000	Mississippi Housing
	Financial Corporation,
	0.00%, 06/01/2015
	(ETM) ^	738,879
1,000,000	Mississippi State,
	5.00%, 11/01/2021
	(Pre-refunded to
	11/01/2012)	1,103,260
		3,129,062
Missouri – 0.3%
2,000,000	St. Louis County Industrial
	Development Authority,
	6.625%, 11/15/2035
	(Pre-refunded to
	11/15/2013)	2,398,640

Nebraska – 1.7%
1,640,000	Nebraska Public Power
	District Revenue,
	5.00%, 01/01/2015
	(Insured by NPFGC)	1,827,009
9,150,000	Omaha Nebraska Public
	Electric Power District
	Revenue, 6.20%,
	02/01/2017 (ETM)	10,831,496
		12,658,505
Nevada – 0.6%
2,080,000	Las Vegas Clark County
	Nevada Library District,
	5.00%, 01/01/2017	2,192,715
1,965,000	Reno Nevada Capital
	Improvement Revenue,
	5.50%, 06/01/2019
	(Pre-refunded to
	06/01/2012)	2,177,377
		4,370,092
New Jersey – 1.7%
	New Jersey Economic
	Development Authority
	Revenue Bonds:
2,250,000	6.375%, 04/01/2018
	(Pre-refunded to
	05/15/2014)	2,690,010
3,000,000	6.375%, 04/01/2031
	(Pre-refunded to
	05/15/2014)	3,586,680
1,000,000	New Jersey State
	Transportation Trust Fund
	Authority, 6.00%,
	12/15/2017 (Pre-refunded
	to 12/15/2011)	1,102,230
1,630,000	New Jersey State Turnpike
	Authority, 6.50%,
	01/01/2016 (ETM)	1,925,698

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0% (cont.)
New Jersey – 1.7% (cont.)
$2,500,000	Tobacco Settlement
	Financing Corporation,
	6.25%, 06/01/2043
	(Pre-refunded to
	06/01/2013)	$2,918,775
		12,223,393
New Mexico – 0.2%
1,000,000	New Mexico State
	Hospital Equipment Loan
	Council Hospital Revenue,
	5.25%, 07/01/2025
	(Pre-refunded to
	07/01/2015)	1,161,860

New York – 5.3%
13,230,000	Metropolitan Transit
	Authority New York,
	6.00%, 04/01/2020
	(ETM)	16,363,261
4,730,000	New York City, New York
	Transitional Financial
	Authority Building Aid
	Revenue Bonds,
	5.00%, 01/15/2015
	(Insured by FSA)	5,221,589
2,000,000	New York State Dormitory
	Authority and Personal
	Income Tax Revenue,
	5.00%, 12/15/2017	2,299,040
1,800,000	New York State
	University Dormitory
	Authority Revenue,
	5.50%, 05/15/2013
	(Insured by NPFGC)	1,984,914
	New York, New York:
1,000,000	5.00%, 03/01/2016
	(Callable 03/01/2015)
	(FGIC Insured)	1,101,820
1,125,000	5.25%, 08/15/2021	1,235,970
	(Callable 08/15/2018)
190,000	TSASC Inc. New York,
	4.75%, 06/01/2022
	(Callable 06/01/2016)	184,393
7,775,000	Westchester Tobacco Asset
	Securitization Corp.
	New York, 6.95%,
	07/15/2039 (Pre-refunded
	to 07/15/2017)	10,059,217
		38,450,204
North Carolina – 2.2%
	North Carolina
	Eastern Municipal
	Power Agency Power
	Systems Revenue: (ETM)
2,370,000	5.00%, 01/01/2017	2,664,496
245,000	6.40%, 01/01/2021	299,229
4,900,000	4.50%, 01/01/2024
	(Pre-refunded to
	01/01/2022)	5,437,285
6,495,000	North Carolina Medical
	Care Community Hospital
	Revenue, 5.25%,
	11/01/2029 (Pre-refunded
	to 11/01/2014)	7,354,613
		15,755,623

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0% (cont.)
Ohio – 0.5%
$1,000,000	Akron Ohio Community
	Learning Center Income
	Tax Revenue,
	5.25%, 12/01/2016
	(Callable 12/01/2013)
	(Insured by NPFGC)	$1,071,960
2,000,000	Cincinnati Ohio City
	School District,
	5.00%, 12/01/2016
	(Insured by FSA)	2,259,640
105,000	Miamisburg Ohio Water
	Revenue, 7.00%,
	11/15/2016 (Callable
	03/18/2010) (ETM)	122,102
		3,453,702
Oklahoma – 0.5%
1,000,000	Cherokee County
	Oklahoma Economic
	Development Authority,
	0.00%, 11/01/2011
	(ETM) ^	978,640
2,360,000	Tulsa County Oklahoma
	Home Financing Authority
	Single Family Mortgage
	Revenue, 6.90%,
	08/01/2011 (Callable
	08/01/2010) (ETM)	2,590,714
		3,569,354
Pennsylvania – 5.3%
1,275,000	Central Dauphin
	Pennsylvania School
	District, 6.75%,
	02/01/2024 (Pre-refunded
	to 02/01/2016)	1,605,378
1,250,000	Erie Pennsylvania Sewer
	Authority Revenue,
	5.125%, 06/01/2020
	(ETM)	1,426,362
6,720,000	Pennsylvania Convention
	Center Authority Revenue
	Bonds, 6.00%,
	09/01/2019 (ETM)	8,044,445
	Pennsylvania Housing
	Finance Agency:
2,130,000	3.70%, 04/01/2018	2,111,980
1,760,000	3.75%, 10/01/2018	1,744,389
1,025,000	3.90%, 04/01/2019	1,016,318
1,675,000	3.90%, 10/01/2019
	(Callable 04/01/2019)	1,660,193
3,390,000	Pennsylvania State Higher
	Education Facilities
	Authority Revenue, 5.00%,
	01/01/2029 (Pre-refunded
	to 01/01/2013)	3,790,088
3,000,000	Pennsylvania State Public
	School Building Authority
	Lease Revenue, 5.00%,
	11/15/2034 (Pre-refunded
	to 11/15/2014)	3,440,100
1,790,000	Philadelphia Pennsylvania
	Authority For Industrial
	Development Revenue,
	5.25%, 01/01/2027
	(Pre-refunded to
	01/01/2017)	2,098,721
3,350,000	Philadelphia Pennsylvania
	Gas Works, 7.00%,
	05/15/2020 (ETM)	4,032,194

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0% (cont.)
Pennsylvania – 5.3% (cont.)
	Pittsburgh Pennsylvania
	Water & Sewer Authority
	Revenue Bonds:
$885,000	7.25%,
	09/01/2014 (ETM)	$1,017,706
4,500,000	5.00%, 09/01/2029
	(Pre-refunded to
	09/01/2015)	5,176,485
1,500,000	St. Mary Hospital
	Authority Pennsylvania
	Health Revenue, 5.375%,
	11/15/2034 (Pre-refunded
	to 11/15/2014)	1,746,075
		38,910,434
Puerto Rico – 0.4%
1,625,000	Puerto Rico Public
	Building Authority, 5.50%,
	07/01/2022 (Pre-refunded
	to 07/01/2014)	1,886,820
1,080,000	Puerto Rico Public Finance
	Corporation, 6.00%,
	08/01/2026 (ETM)	1,344,298
		3,231,118
South Carolina – 1.3%
285,000	Greenville South Carolina
	Waterworks Revenue,
	7.00%, 02/01/2010 (ETM)	286,342
4,500,000	Lexington County South
	Carolina Health Services
	District Hospital Revenue,
	5.50%, 11/01/2032
	(Pre-refunded to
	11/01/2013)	5,218,380
3,800,000	South Carolina Jobs
	Economic Development
	Authority Hospital Facilities
	Revenue, 7.375%,
	12/15/2021 (Pre-refunded
	to 12/15/2010)	4,119,618
		9,624,340
South Dakota – 0.2%
1,330,000	Heartland Consumers
	Power District, 7.00%,
	01/01/2016 (ETM)	1,554,398

Tennessee – 1.1%
	Metropolitan Government
	Nashville & Davidson County
	Tennessee H&E: (ETM)
120,000	6.10%, 07/01/2010
	(Callable 03/18/2010)	123,432
1,000,000	0.00%, 06/01/2021 ^	641,600
1,545,000	Metropolitan Government
	Nashville & Davidson
	County Tennessee Water
	& Sewer Revenue, 6.50%,
	12/01/2014 (ETM)	1,902,219
5,000,000	Shelby County Tennessee
	Health Educational &
	Housing Facilities
	Revenue, 5.50%,
	08/15/2019 (ETM)	5,687,500
		8,354,751
Texas – 12.3%
1,125,000	Barbers Hill Texas
	Independent School
	District General Obligation,
	5.00%, 02/15/2017
	(Callable 02/15/2015)
	(PSF Guaranteed)	1,252,215

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0% (cont.)
Texas – 12.3% (cont.)
$6,060,000	Capital Area Housing
	Finance Corporation
	Texas, 0.00%,
	01/01/2016 (ETM) ^	$5,139,910
1,500,000	Central Texas Housing
	Finance Corporation,
	0.00%, 09/01/2016
	(ETM) ^	1,221,600
1,000,000	Copperas Cove Texas
	Independent School
	District, 5.00%,
	08/15/2016
	(Callable 08/15/2015)
	(PSF Guaranteed)	1,133,960
1,500,000	Cypress-Fairbanks Texas
	Independent School
	District, 5.00%,
	02/15/2017
	(Callable 02/15/2016)
	(PSF Guaranteed)	1,690,335
1,355,000	El Paso Texas Waterworks
	& Sewer Revenue,
	5.00%, 08/15/2018	1,525,269
1,625,000	Frisco Texas Independent
	School District,
	6.00%, 08/15/2018
	(Callable 08/15/2016)
	(PSF Guaranteed)	1,917,337
1,000,000	Georgetown Texas
	Independent School
	District, 5.00%,
	02/15/2016
	(Callable 02/15/2015)
	(PSF Guaranteed)	1,124,780
2,000,000	Harris County Texas,
	5.25%, 10/01/2017
	(Pre-refunded to
	10/01/2013)	2,294,240
	Harris County Texas
	Health Facilities
	Development Corporation
	Hospital Revenue: (ETM)
8,000,000	5.50%, 10/01/2013	8,800,960
1,720,000	5.50%, 10/01/2019	2,022,118
10,710,000	Houston Texas Health
	Facilities Corporate
	Facilities Revenue, 7.125%,
	02/15/2034 (Pre-refunded
	to 02/15/2014)	13,134,637
1,595,000	Houston Texas Sewer
	System Revenue, 9.375%,
	10/01/2013 (Callable
	04/01/2010) (ETM)	1,882,068
1,315,000	La Porte Texas Independent
	School District,
	5.00%, 02/15/2018
	(Callable 02/15/2015)
	(Insured by NPFGC)	1,443,896
1,735,000	Lufkin Texas Independent
	School District,
	5.00%, 08/15/2015
	(Callable 08/15/2014)
	(PSF Guaranteed)	1,954,061
1,050,000	Magnolia Texas
	Independent School District,
	5.00%, 08/15/2016
	(PSF Guaranteed)	1,207,573

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0% (cont.)
Texas – 12.3% (cont.)
$1,265,000	Mission Consolidation
	Independent School District,
	5.00%, 02/15/2019
	(Callable 02/15/2015)
	(PSF Guaranteed)	$1,370,868
1,125,000	North Central Texas
	Health Facilities
	Revenue, 5.75%,
	02/15/2015 (ETM)	1,308,668
1,210,000	Pearland Texas Waterworks
	& Sewage, 5.25%,
	03/01/2023 (Pre-refunded
	to 03/01/2014)	1,403,116
2,035,000	Retama Texas
	Development Corporation
	Special Facilities
	Revenue, 8.750%,
	12/15/2018 (ETM)	2,742,061
1,295,000	Rockwall Texas Independent
	School District,
	5.00%, 02/15/2015
	(PSF Guaranteed)	1,489,535
400,000	Sam Rayburn Texas
	Municipal Power Agency,
	6.00%, 09/01/2010
	(Callable 03/18/2010)
	(ETM)	414,964
11,565,000	San Antonio Texas Electric
	& Gas Revenue, 5.65%,
	02/01/2019 (ETM)	13,647,394
2,100,000	San Antonio Texas Hotel
	Occupancy Tax Revenue
	Bonds, 0.00%,
	08/15/2015 (ETM) ^	1,830,906
2,000,000	San Antonio Texas
	Independent School District,
	5.00%, 08/15/2017
	(Callable 08/15/2015)
	(PSF Guaranteed)	2,240,080
575,000	Socorro Texas
	Independent
	School District,
	5.25%, 08/15/2012
	(PSF Guaranteed)	638,860
1,000,000	Spring Texas Independent
	School District,
	5.00%, 08/15/2019
	(Callable 08/15/2018)
	(PSF Guaranteed)	1,136,090
7,775,000	Tarrant County Texas Health
	Facilities Revenue, 6.00%,
	09/01/2024 (ETM)	9,440,949
835,000	Tarrant County Texas
	Housing Finance
	Corporation Revenue
	Bonds, 0.00%,
	09/15/2016 (ETM) ^	685,953
180,000	Texas Public Building
	Authority Revenue, 7.125%,
	08/01/2011 (ETM)	190,676
1,900,000	Trinity River Authority
	Texas Revenue, 5.50%,
	02/01/2021 (Pre-refunded
	to 02/01/2013)	2,159,046
1,000,000	University of
	Houston Texas,
	5.25%, 02/15/2012
	(FSA Insured)	1,089,540
		89,533,665

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
MUNICIPAL BONDS – 92.0% (cont.)
Utah – 0.1%
$600,000	Salt Lake City Utah
	Hospital Revenue, 8.125%,
	05/15/2015 (Callable
	03/18/2010) (ETM)	$702,246

Virginia – 0.7%
1,095,000	Bristol Virginia Utility
	Systems General
	Obligations, 5.50%,
	11/01/2018 (ETM)	1,279,092
3,195,000	Tobacco Settlement
	Financing Corporation
	Revenue, 5.625%,
	06/01/2037 (Pre-refunded
	to 06/01/2015)	3,747,703
		5,026,795
Washington – 0.2%
1,000,000	Snohomish County
	Washington Public
	Utilities Revenue, 6.80%,
	01/01/2020 (Callable
	03/18/2010) (ETM)	1,227,340

West Virginia – 0.9%
7,365,000	Berkeley Brooke Fayette
	Counties West Virginia
	Single Family Mortgage
	Revenue, 0.00%,
	12/01/2014 (ETM) ^	6,558,385

Wisconsin – 3.3%
	Badger Tobacco Asset
	Securitization Corporation
	Wisconsin,
6,075,000	6.125%, 06/01/2027
	(Callable 06/01/2012)
	(Pre-refunded to
	various dates)	6,590,646
9,730,000	6.375%, 06/01/2032
	(Pre-refunded to
	06/01/2012)	10,946,153
3,000,000	Ladysmith-Hawkins
	Wisconsin School District
	General Obligation,
	5.20%, 04/01/2018
	(Callable 04/01/2016)
	(Insured by NPFGC)	2,997,750
3,320,000	Wisconsin State Health
	& Educational
	Facilities Revenue,
	5.00%, 12/01/2019
	(Callable 12/01/2014)
	(Insured by NPFGC)	3,367,376
		23,901,925
	Total Municipal Bonds
	(Cost $651,509,986)	671,851,833
The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Shares		Value
SHORT-TERM INVESTMENTS – 6.2%
Money Market Mutual Funds – 6.2%
12,142,749	Fidelity Institutional
	Tax-Exempt
	Portfolio, 0.13% «	$12,142,749
33,000,000	Goldman Sachs Financial
	Square Funds, 0.19% «	33,000,000
	Total Short-Term
	Investments
	(Cost $45,142,749)	45,142,749
	Total Investments
	(Cost $696,652,735) –
	98.2%	716,994,582
	Other Assets in Excess of
	Liabilities – 1.8%	12,982,224
	TOTAL NET
	ASSETS – 100.0%	$729,976,806

ETM – Escrowed to Maturity
^	Non-Income Producing
«	7-Day Yield

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Municipal Bond Fund

Schedule of Investments December 31, 2009

Summary of Fair Value Exposure at December 31, 2009

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period.  These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices for identical securities in inactive markets, dealer indications, interest rates, yield curves, benchmark yields, issuer spreads, prepayment speeds, cash flows, credit risk, default rates, information about issuers, sectors and markets, inputs corroborated by observable market data, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in pricing the security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Fixed Income
Municipal Bonds	$—	$671,851,833	$—	$671,851,833
Total Fixed Income	—	671,851,833	—	671,851,833
Short-Term Investments
Money Market Mutual Funds	45,142,749	—	—	45,142,749
Total Short-Term Investments	45,142,749	—	—	45,142,749
Total Investments	$45,142,749	$671,851,833	$—	$716,994,582

Baird Aggregate Bond Fund

December 31, 2009

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital U.S. Aggregate Bond Index.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

The improved market conditions resulted in strong  performance for the Fund in 2009.  The Fund also outperformed its benchmark index in 2009.  The primary factors for the outperformance were:

•	Price appreciation of the Fund’s non-Agency mortgage-backed securities;

•	The Fund’s overweight to the corporate sector which performed well in 2009;

•	Price recovery from certain corporate securities with sound fundamental value whose market prices had fallen in 2008 and subsequently appreciated in value in 2009; and

•	The Fund’s underweight to U.S. Treasuries which underperformed all other market sectors for the year.

The Fund maintained its duration-neutral strategy, holding a broadly diversified portfolio of over 460 securities at year end.

We are greatly encouraged by the Fund’s performance in 2009 and are very optimistic regarding the individual issues and the overall structure of the portfolio.  The portfolio’s yield advantage over the benchmark remains historically high and we remain confident that the portfolio will realize this yield advantage over time and outperform its benchmark through the completion of this historic credit cycle.

Portfolio Characteristics

Quality Distribution*	Sector Weightings*

Net Assets:	$1,397,281,179	Annualized Expense Ratio:
SEC 30-Day Yield:**		Institutional Class:	0.30%
Institutional Class:	4.83%	Investor Class:	0.55	%***
Investor Class:	4.58%	Portfolio Turnover Rate:	37.7%
Average Effective Duration:	4.57 years	Total Number of Holdings:	464
Average Effective Maturity:	6.79 years

*	Percentages shown are based on the Fund’s total net assets.
**	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2009.
***	Includes 0.25% 12b-1 fee.

Baird Aggregate Bond Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Aggregate Bond Fund

Average Annual Total Returns

			Since
For the Periods Ended December 31, 2009	One Year	Five Years	Inception(1)
Institutional Class Shares	10.88%	4.28%	6.09%
Investor Class Shares	10.55%	4.02%	5.85%
Barclays Capital U.S. Aggregate Bond Index(2)	5.93%	4.97%	6.07%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2009.
(2)
The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9%
Asset Backed Securities – 6.1%
$8,000,000	American Express Credit
	Account Master Trust,
	Series 2005-5, Class A,
	0.313%, 02/15/2013	$7,981,896
	Bayview Financial
	Acquisition Trust:
2,000,000	Series 2006-A, Class 1A2,
	5.483%, 02/28/2041	1,735,102
5,000,000	Series 2007-B, Class 1A2,
	6.831%, 08/28/2047	1,742,647
9,700,000	Capital One Multi-Asset
	Execution Trust,
	Series 2006-9A, Class A9,
	0.248%, 05/15/2013	9,669,062
	Chase Issuance Trust:
3,285,000	Series 2009-A7, Class A7,
	0.683%, 09/17/2012	3,288,922
2,825,000	Series 2005-A10, Class
	A10, 4.65%, 12/15/2012	2,911,530
2,000,000	Citibank Credit Card
	Issuance Trust,
	Series 2009-A1, Class A1,
	1.983%, 03/17/2014	2,041,983
	Contimortgage Home
	Equity Trust:
799	Series 1997-2, Class A9,
	7.09%, 04/15/2028	758
637	Series 1999-3, Class A8,
	0.804%, 05/25/2029	633
	Countrywide
	Asset-Backed Certificates:
3,354,858	Series 2006-S2, Class A2,
	5.627%, 07/25/2027	2,645,842
8,001,966	Series 2004-15,
	Class AF6, 4.613%,
	04/25/2035	6,797,189
4,659,839	Series 2005-1,
	Class AF6, 5.03%,
	07/25/2035	4,341,804
4,807,957	Series 2005-10,
	Class AF6, 4.915%,
	02/25/2036	3,204,677
2,701,925	Series 2005-11,
	Class AF3, 4.778%,
	02/25/2036	2,280,197
1,528,725	Series 2005-17,
	Class 1AF2, 5.363%,
	05/25/2036	1,257,224
1,952,026	Series 2005-17,
	Class 1AF5, 5.564%,
	05/25/2036	1,132,789
2,437,722	Series 2007-S1, Class A6,
	5.693%, 11/25/2036	1,234,568
7,000,000	Series 2006-13,
	Class 1AF2, 5.884%,
	01/25/2037	6,604,062
1,500,000	Series 2006-10,
	Class 1AF3, 5.971%,
	09/25/2046	741,572
754,784	Credit Based Asset
	Servicing and Securities,
	Series 2005-CB8,
	Class AF2,
	5.303%, 12/25/2035	700,364
2,000,000	Discover Card
	Master Trust I,
	Series 2003-4, Class A2,
	1.32%, 05/15/2013	1,993,925
193,749	Equivantage Home
	Equity Loan Trust,
	Series 1996-3, Class A3,
	7.70%, 09/25/2027	161,061

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Asset Backed Securities – 6.1% (cont.)
$3,126,264	FedEx Corporation
	Pass-Thru Certificates,
	Series 1998-1, Class B,
	6.845%, 01/15/2019	$3,251,314
2,300,000	Ford Credit Auto
	Owner Trust,
	Series 2009-E, Class A2,
	0.80%, 03/15/2012	2,296,984
	GE Capital Mortgage
	Services, Inc.:
1,712	Series 1997-HE4, Class A7,
	6.735%, 12/25/2028	1,697
27,840	Series 1999-HE1, Class A7,
	6.265%, 04/25/2029	26,870
	Green Tree Financial
	Corporation:
892,770	Series 1993-3, Class A7,
	6.40%, 10/15/2018	889,847
669,972	Series 1993-4, Class A5,
	7.05%, 01/15/2019	669,708
1,803,255	Series 1998-2, Class A5,
	6.24%, 12/01/2028	1,650,356
110,762	Series 1997-6, Class A8,
	7.07%, 01/15/2029	111,413
1,483,637	Series 1998-3, Class A5,
	6.22%, 03/01/2030	1,445,862
901,764	Series 1998-4, Class A5,
	6.18%, 04/01/2030	823,808
68,486	IMC Home Equity
	Loan Trust,
	Series 1997-5, Class A10,
	6.88%, 11/20/2028	66,260
3,200,000	MBNA Master Credit
	Card Trust,
	Series 2005-4A, Class A4,
	0.273%, 11/15/2012	3,189,535
86,663	Oakwood Mortgage
	Investors, Inc.,
	Series 1999-B,
	Class A3,
	6.45%, 11/15/2017	70,812
984,327	RAAC Series,
	Series 2004-SP1,
	Class AI4, 5.285%,
	08/25/2027	841,745
3,000,000	Renaissance Home
	Equity Loan Trust,
	Series 2007-1, Class AF3,
	5.612%, 04/25/2037	1,328,772
	Residential Asset
	Mortgage Products, Inc.:
1,197,962	Series 2003-RS7, Class
	AI6, 5.34%, 08/25/2033	1,114,089
863,177	Series 2005-RS1,
	Class AI6, 4.713%,
	01/25/2035	643,891
	Residential Asset
	Securities Corporation:
2,343,258	Series 2003-KS2, Class
	AI6, 3.99%, 04/25/2033	2,118,301
238,512	Series 2003-KS5, Class
	AI6, 3.62%, 07/25/2033	169,512
245,253	Series 2004-KS2, Class
	AI6, 4.30%, 03/25/2034	208,548
2,600,000	Stingray Pass-Thru
	Certificates, Series 2005,
	5.902%, 01/12/2015
	(Acquired 05/10/2007
	and 09/19/2007;
	Cost $1,543,127 and
	$828,163, respectively) † **	1,300,000

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Asset Backed Securities – 6.1% (cont.)
$1,362,114	Structured Asset Securities
	Corporation, Series
	2005-7XS, Class 1A4B,
	5.44%, 04/25/2035	$811,289
		85,498,420
Commercial Mortgage Backed Securities – 3.9%
2,950,000	First Union National
	Bank Commercial
	Mortgage Securities Inc.,
	Series 2001-C4, Class A2,
	6.223%, 12/12/2033	3,088,884
	GE Capital Commercial
	Mortgage Corporation:
6,072,638	Series 2000-1, Class A2,
	6.496%, 01/15/2033	6,239,092
2,865,000	Series 2002-3A, Class AZ,
	4.996%, 12/10/2037	2,925,789
6,200,000	Series 2004-C3, Class A4,
	5.189%, 07/10/2039	6,187,028
10,100,000	GMAC Commercial
	Mortgage Securities, Inc.,
	Series 2003-C1, Class A2,
	4.079%, 05/10/2036	10,070,914
	Government National
	Mortgage Association
	(GNMA):
800,000	Series 2004-78, Class C,
	4.658%, 04/16/2029	835,479
1,285,000	Series 2004-100, Class B,
	4.603%, 02/16/2043	1,339,007
13,455,000	J.P. Morgan Chase
	Commercial Mortgage
	Trust, Series 2005-CB12,
	Class A4, 4.895%,
	09/12/2037	12,980,660
3,412,451	Salomon Brothers Mortgage
	Securities VII, Series
	2001-C2, Class A3,
	6.50%, 11/13/2036	3,576,839
	Wachovia Bank
	Commercial
	Mortgage Trust:
2,050,000	Series 2003-C3, Class A2,
	4.867%, 02/15/2035	2,109,673
4,560,000	Series 2005-C22,
	Class A4, 5.265%,
	12/15/2044	4,451,394
		53,804,759
Financial – 17.2%
3,500,000	Aegon NV,
	4.75%, 06/01/2013 f	3,519,127
2,450,000	American Express Credit
	Corporation, Series C,
	7.30%, 08/20/2013	2,753,508
	American General Finance
	Corporation Senior Notes:
1,510,000	4.875%, 05/15/2010 @	1,489,114
1,000,000	5.85%, 06/01/2013	790,197
500,000	6.90%, 12/15/2017	347,177
1,000,000	American International
	Group Inc.,
	8.175%, 05/15/2058
	(Callable 05/15/2038)	660,000
2,000,000	Ameriprise Financial, Inc.,
	7.30%, 06/28/2019	2,224,120
250,000	AmSouth Bancorporation
	Subordinated Debentures,
	6.75%, 11/01/2025	178,937
1,708,000	Arden Realty LP,
	5.25%, 03/01/2015
	(Callable 12/01/2014)	1,758,642

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Financial – 17.2% (cont.)
$2,330,000	Axa Financial, Inc.,
	7.75%, 08/01/2010	$2,418,100
300,000	BAC Capital Trust VI,
	5.625%, 03/08/2035	240,884
1,265,000	Bank of America
	Corporation
	Subordinated Notes,
	10.20%, 07/15/2015	1,474,037
2,435,000	Bank of Tokyo-
	Mitsubishi/UFJ NY,
	7.40%, 06/15/2011 f	2,625,731
929,000	Bank One Corporation
	Subordinated Notes,
	10.00%, 08/15/2010	980,622
2,175,000	Banponce Trust I, Series A,
	8.327%, 02/01/2027
	(Callable 02/22/2010)	1,422,533
2,500,000	Barclays Bank PLC,
	6.75%, 05/22/2019 f @	2,788,580
2,400,000	Bear Stearns Cos., Inc.,
	Series B, 6.95%,
	08/10/2012	2,681,462
1,500,000	BOI Capital Funding II,
	5.571%, 02/01/2049
	(Callable 02/01/2016)
	(Acquired 09/03/2008;
	Cost $1,015,667)* f	630,000
2,000,000	BOI Capital Funding III,
	6.107%, 02/04/2016 f	840,000
5,000,000	CDP Financial Inc.,
	4.40%, 11/25/2019
	(Acquired 11/20/2009;
	Cost 4,987,600)* f	4,789,450
	CIT Group Funding:
126,993	10.25%, 05/01/2013
	(Callable 02/24/2010)	129,533
190,489	10.25%, 05/01/2014
	(Callable 02/08/2010)	193,823
190,489	10.25%, 05/01/2015
	(Callable 02/24/2010) @	192,394
317,482	10.25%, 05/01/2016
	(Callable 02/24/2010)	319,069
444,475	10.25%, 05/01/2017
	(Callable 02/24/2010)	446,697
	CIT Group, Inc.:
35,478	7.00%, 05/01/2013
	(Callable 02/24/2010)	33,083
53,217	7.00%, 05/01/2014
	(Callable 02/24/2010)	49,425
53,217	7.00%, 05/01/2015
	(Callable 02/24/2010)	47,629
88,694	7.00%, 05/01/2016
	(Callable 02/24/2010)	78,051
124,172	7.00%, 05/01/2017
	(Callable 02/24/2010)	107,719
2,000,000	Citigroup Capital XXI,
	8.30%, 12/21/2057
	(Callable 12/21/2037)	1,925,000
	Citigroup, Inc.:
1,000,000	5.50%, 04/11/2013	1,036,765
3,125,000	6.01%, 01/15/2015	3,190,931
	Corp Andina De
	Fomento Notes: f
675,000	7.375%, 01/18/2011	710,865
340,000	5.75%, 01/12/2017	346,016
4,505,000	Countrywide Financial
	Corporation Subordinated
	Notes, 6.25%, 05/15/2016	4,582,333
1,000,000	Credit Agricole S.A.,
	6.637%, 05/29/2049
	(Callable 05/31/2017)
	(Acquired 05/23/2007;
	Cost $1,000,000)* f	810,000

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Financial – 17.2% (cont.)
$330,000	Deutsche Bank Trust
	Corporation
	Subordinated Notes,
	7.25%, 10/15/2011	$351,407
3,000,000	Developers Diversified
	Realty Corporation,
	5.00%, 05/03/2010	2,999,928
5,750,000	Export-Import Bank
	Korea Notes,
	5.125%, 02/14/2011 f	5,939,169
4,935,000	Fifth Third Bank,
	4.20%, 02/23/2010	4,954,587
3,135,000	First Empire Capital Trust
	I, 8.234%, 02/01/2027
	(Callable 02/22/2010)	2,804,718
1,575,000	First Empire Capital Trust
	II, 8.277%, 06/01/2027
	(Callable 02/22/2010)	1,413,425
3,749,000	First Hawaiian Capital
	Trust I, Series B,
	8.343%, 07/01/2027
	(Callable 02/22/2010)	3,561,550
686,508	First National Bank of
	Chicago Pass-Thru
	Certificates, Series 1993-A,
	8.08%, 01/05/2018	753,264
4,475,000	First National Bank of
	Omaha Subordinated
	Notes, 7.32%, 12/01/2010	4,516,380
5,700,000	First Tennessee Bank,
	0.59%, 02/14/2011	5,476,093
1,748,000	First Union Capital I,
	Series A, 7.935%,
	01/15/2027 (Callable
	02/22/2010)	1,699,441
5,107,000	First Union Institutional
	Capital I,
	8.04%, 12/01/2026
	(Callable 02/22/2010)	5,018,159
1,460,000	First Union
	Institutional Capital II,
	7.85%, 01/01/2027
	(Callable 02/22/2010)	1,382,843
2,500,000	Fleet Capital Trust II,
	7.92%, 12/11/2026
	(Callable 02/22/2010)	2,356,250
2,300,000	FMR LLC Notes,
	4.75%, 03/01/2013
	(Acquired 02/26/2003
	through 12/21/2007;
	Aggregate Cost
	$2,244,483)*	2,315,302
1,000,000	GE Global Insurance
	Holding Corporation,
	7.50%, 06/15/2010	1,026,067
	General Electric Capital
	Corporation:
2,030,000	5.50%, 11/15/2011
	(Callable 05/15/2010)	2,054,153
1,389,000	1.146%, 08/02/2012	1,358,663
1,100,000	5.90%, 05/13/2014	1,189,179
2,475,000	4.375%, 09/21/2015 @	2,505,777
5,360,000	Glencore Funding LLC,
	6.00%, 04/15/2014
	(Acquired 03/31/2004
	through 10/29/2009;
	Aggregate Cost
	$5,312,341)*	5,483,687
	GMAC LLC:
100,000	7.25%, 03/02/2011	99,808

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Financial – 17.2% (cont.)
$336,000	7.50%, 12/31/2013
	(Acquired 06/21/2005
	through 10/17/2007;
	Aggregate Cost
	$1,011,194)*	$324,240
150,000	6.75%, 12/01/2014	142,477
403,000	8.00%, 12/31/2018
	(Acquired 06/21/2005
	through 10/17/2007;
	Aggregate Cost
	$1,389,041)*	354,640
1,180,000	Goldman Sachs Capital I,
	6.345%, 02/15/2034	1,104,786
1,000,000	Goldman Sachs Group
	Inc., 6.25%, 09/01/2017	1,072,414
500,000	Goldman Sachs Group LP,
	8.00%, 03/01/2013
	(Acquired 01/05/2009;
	Cost $500,000)*	557,316
2,800,000	Great West Life &
	Annuity Insurance,
	7.153%, 05/16/2046
	(Callable 05/16/2016)
	(Acquired 05/16/2006
	and 11/08/2007; Cost
	$1,000,000 and
	$1,783,656, respectively)*	2,464,000
2,200,000	Hartford Financial
	Services Group Inc.,
	8.125%, 06/15/2038
	(Callable 06/15/2018)	2,112,000
1,000,000	Holcim US Finance,
	6.00%, 12/30/2019
	(Acquired 09/24/2009;
	Cost $986,740)* f	1,040,891
950,000	HSBC Bank PLC
	Subordinated Notes,
	6.95%, 03/15/2011 f	990,853
2,000,000	HSBC Finance
	Corporation,
	1.16%, 03/10/2010	2,000,000
2,100,000	HSBC Holdings PLC
	Subordinated Notes,
	6.50%, 09/15/2037 f	2,194,063
400,000	HSBC USA Capital Trust
	I, 7.808%, 12/15/2026
	(Callable 02/22/2010)
	(Acquired 03/08/2007;
	Cost $410,848)*	392,000
500,000	HSBC USA Capital Trust
	II, 8.38%, 05/15/2027
	(Callable 02/22/2010)
	(Acquired 11/06/2007;
	Cost $516,300)*	477,519
3,150,000	Huntington National
	Bank Notes,
	8.00%, 04/01/2010	3,159,608
2,400,000	ING Security Life
	Institutional Funding
	Senior Unsecured Notes,
	0.699%, 01/15/2010	2,400,288
	Invesco Ltd. Notes: f
1,015,000	5.375%, 02/27/2013	1,032,973
1,246,000	5.375%, 12/15/2014	1,221,749
900,000	J.P. Morgan Chase &
	Company Notes,
	5.875%, 03/15/2035	801,071
1,255,000	Jefferies Group Inc.,
	6.25%, 01/15/2036	1,000,101

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Financial – 17.2% (cont.)
$1,250,000	Kaupthing Bank, 5.75%,
	10/04/2011 (Acquired
	06/06/2008 and
	07/22/2008; Cost
	$199,243 and $769,804,
	respectively)* f	$309,375
3,400,000	Key Bank NA,
	7.413%, 05/06/2015	3,469,265
2,550,000	Kookmin Bank,
	7.25%, 05/14/2014
	(Acquired 08/24/2009;
	Cost $2,741,979)* f	2,862,599
700,000	Korea Development Bank
	Senior Unsecured Notes,
	4.625%, 09/16/2010 f	712,117
2,500,000	Liberty Mutual Group,
	10.75%, 06/15/2058
	(Callable 06/15/2038)
	(Acquired 05/21/2008;
	Cost $2,445,125)* @	2,650,000
565,000	Liberty Mutual
	Insurance Company,
	7.697%, 10/15/2097
	(Acquired 03/26/2003;
	Cost $361,716)*	483,656
1,125,000	Lincoln National
	Corporation,
	6.05%, 04/20/2067
	(Callable 04/20/2017)	871,875
	Marsh & McLennan
	Companies, Inc.:
925,000	5.375%, 07/15/2014	946,012
500,000	9.25%, 04/15/2019	606,661
1,000,000	Massachusetts Mutual
	Life Insurance Company,
	8.875%, 06/01/2039
	(Acquired 05/27/2009;
	Cost $987,100)*	1,226,449
800,000	MBIA Insurance Corp.,
	14.00%, 01/15/2033
	(Callable 01/15/2013)
	(Acquired 01/11/2008;
	Cost $800,000)*	344,000
	Merrill Lynch
	& Company:
1,000,000	6.40%, 08/28/2017	1,052,378
1,750,000	6.875%, 04/25/2018	1,885,517
1,275,000	7.75%, 05/14/2038	1,400,892
422,000	Metlife Inc.,
	6.50%, 12/15/2032	449,798
1,650,000	Metropolitan Life
	Global Funding I,
	0.313%, 05/17/2010
	(Acquired 12/31/2008
	and 04/23/2009;
	Cost $1,519,048 and
	$98,156, respectively)*	1,648,170
3,444,000	The Mony Group, Inc.,
	8.35%, 03/15/2010	3,486,823
	Morgan Stanley:
1,000,000	6.75%, 04/15/2011	1,059,483
2,000,000	5.625%, 01/09/2012	2,110,644
1,075,000	4.75%, 04/01/2014	1,081,178
3,644,000	Morgan Stanley Dean
	Witter & Co.,
	6.75%, 10/15/2013	3,982,156
510,000	National Bank of Hungary
	Yankee Debentures,
	8.875%, 11/01/2013 f	550,791

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Financial – 17.2% (cont.)
$1,310,000	National City Bank
	of Cleveland
	Subordinated Notes,
	4.625%, 05/01/2013	$1,342,119
2,850,000	National City Bank
	of Kentucky
	Subordinated Notes,
	6.30%, 02/15/2011	2,945,022
2,000,000	Nationwide
	Building Society,
	4.25%, 02/01/2010
	(Acquired 12/02/2008;
	Cost $1,995,664)* f	2,000,596
1,500,000	Nationwide
	Financial Services,
	6.25%, 11/15/2011	1,553,540
4,921,000	Navigators Group Inc.
	Senior Unsecured Notes,
	7.00%, 05/01/2016	4,804,712
4,334,000	NB Capital Trust IV,
	8.25%, 04/15/2027
	(Callable 02/22/2010)	4,290,660
2,500,000	North Fork Capital Trust
	II, 8.00%, 12/15/2027
	(Callable 02/22/2010)	2,263,750
3,000,000	Pemex Finance Ltd.,
	10.61%, 08/15/2017 f	3,615,000
1,600,000	Pricoa Global Funding I,
	1.055%, 06/04/2010
	(Acquired 03/06/2009;
	Cost $1,545,856)*	1,600,845
2,750,000	Protective Life Corp.,
	7.375%, 10/15/2019	2,755,943
1,800,000	Prudential Financial
	Inc., Series D,
	3.625%, 09/17/2012	1,826,627
1,000,000	Regions
	Financial Corp.,
	7.75%, 11/10/2014 @	986,223
4,750,000	Regions Financing
	Trust II,
	6.625%, 05/15/2047
	(Callable 05/15/2027)	3,098,539
1,000,000	Republic New York
	Capital I,
	7.75%, 11/15/2026
	(Callable 03/15/2010)	917,362
700,000	Republic New York
	Corporation Debentures,
	9.125%, 05/15/2021	814,256
3,430,000	Santander
	Financial Issuances,
	6.375%, 02/15/2011 f	3,575,350
1,500,000	Santander Issuances,
	6.50%, 08/11/2019
	(Callable 08/11/2014)
	(Acquired 10/18/2007;
	Cost $1,777,840)* f	1,559,223
8,760,000	Schwab Capital Trust I,
	7.50%, 11/15/2037
	(Callable 11/15/2017)	8,487,038
500,000	SLM Corporation Notes,
	5.625%, 08/01/2033	376,979
	Sovereign Bancorp, Inc.:
1,500,000	0.479%, 03/23/2010	1,499,432
800,000	4.80%, 09/01/2010	816,822
745,000	4.90%, 09/23/2010	760,769
1,500,000	8.75%, 05/30/2018	1,733,229
3,000,000	Sun Life Financial
	Global Funding,
	0.528%, 07/06/2010
	(Acquired 03/25/2009;
	Cost $2,907,680)*	2,987,397

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Financial – 17.2% (cont.)
$1,000,000	Symetra Financial
	Corporation Senior Notes,
	6.125%, 04/01/2016
	(Acquired 03/23/2006;
	Cost $995,570)*	$895,932
3,000,000	TD Ameritrade
	Holding Corporation,
	5.60%, 12/01/2019	2,980,092
1,709,000	TECO Finance Inc.,
	7.00%, 05/01/2012	1,823,903
2,400,000	Toll Road Inv.
	Partnership II,
	0.00%, 02/15/2011
	(Acquired 06/19/2008;
	Cost $2,205,928)* ^	2,228,726
1,400,000	Transamerica Finance
	Corporation Debentures,
	0.00%, 03/01/2010 ^	1,393,354
1,000,000	Travelers Companies Inc.,
	6.75%, 06/20/2036	1,103,812
560,000	UFJ Finance
	Aruba A.E.C.,
	6.75%, 07/15/2013 f	623,480
1,015,000	Unitedhealth Group, Inc.,
	4.875%, 02/15/2013	1,061,958
301,000	United Mexican
	States Notes,
	6.75%, 09/27/2034 f	317,555
2,788,000	Westdeutsche Landesbank
	Subordinated Notes,
	4.796%, 07/15/2015 f	2,908,232
	Willis North America Inc.:
2,073,000	5.125%, 07/15/2010	2,084,762
750,000	5.625%, 07/15/2015	734,513
		240,871,984
Industrial – 13.9%
4,200,000	Acuity Brands Lighting
	Inc., 6.00%, 12/15/2019
	(Acquired 12/01/2009;
	Cost $4,191,474)*	4,026,893
8,410,000	Allied Waste North
	America, Inc.,
	7.25%, 03/15/2015
	(Callable 03/15/2010)	8,788,450
	Ameritech Capital
	Funding Debentures:
2,236,691	9.10%, 06/01/2016	2,552,641
1,500,000	6.45%, 01/15/2018	1,578,192
2,000,000	Anglo American Capital
	PLC, 9.375%, 04/08/2019
	(Acquired 04/02/2009;
	Cost $2,000,000)* f @	2,540,420
	British Telecommunications
	PLC Notes: f
6,482,000	9.125%, 12/15/2010	6,944,296
600,000	9.625%, 12/15/2030	764,530
600,000	Bunge Limited Finance
	Corporation Notes,
	5.35%, 04/15/2014	613,362
3,700,000	Bunge NA Finance LP,
	5.90%, 04/01/2017	3,662,682
1,000,000	Canadian
	National Resources,
	6.25%, 03/15/2038 f	1,034,937
	CBS Corporation:
2,250,000	7.70%, 07/30/2010	2,318,463
3,000,000	6.625%, 05/15/2011	3,143,868
800,000	Clear Channel
	Communications Senior
	Unsubordinated Notes,
	5.50%, 12/15/2016	444,000

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Industrial – 13.9% (cont.)
$400,000	Comcast Cable
	Communication
	Holdings,
	8.375%, 03/15/2013	$461,079
1,000,000	Comcast Corporation,
	6.95%, 08/15/2037	1,089,893
825,000	Comcast Holdings
	Corporation,
	10.625%, 07/15/2012	973,434
680,000	Comcast-Cable Holdings,
	7.875%, 08/01/2013	771,824
5,000,000	Computer Sciences
	Corporation,
	7.375%, 06/15/2011	5,380,875
	ConAgra Foods, Inc.:
837,000	5.819%, 06/15/2017	869,351
120,000	9.75%, 03/01/2021	153,465
	Continental Airlines, Inc.
	Pass-Thru Certificates:
83,253	Series 2000-2, Class C,
	8.312%, 04/02/2011	77,842
367,978	Series 1997-4, Class A,
	6.90%, 01/02/2018	356,019
	COX Communications Inc.:
1,000,000	7.75%, 11/01/2010	1,046,865
1,775,000	7.125%, 10/01/2012	1,971,734
2,000,000	5.45%, 12/15/2014 @	2,142,704
1,000,000	COX Enterprises, Inc.,
	7.875%, 09/15/2010
	(Acquired 08/12/2009;
	Cost $1,032,756)*	1,039,347
2,000,000	CVS Caremark Corp.,
	5.75%, 06/01/2017	2,110,828
1,000,000	D.R. Horton Inc.
	Unsubordinated Notes,
	6.50%, 04/15/2016	975,000
	Deutsche Telekom
	International
	Finance BV: f
1,800,000	8.50%, 06/15/2010	1,860,167
300,000	8.75%, 06/15/2030 @	385,833
	Donnelley (R.R.)
	& Sons Co.:
4,900,000	4.95%, 05/15/2010	4,934,986
2,500,000	8.60%, 08/15/2016	2,721,522
1,500,000	6.125%, 01/15/2017	1,482,913
6,125,000	Enterprise Products
	Operating LLC,
	7.625%, 02/15/2012	6,770,238
635,000	FedEx Corporation,
	9.65%, 06/15/2012	734,710
6,850,000	Fiserv, Inc.,
	6.125%, 11/20/2012	7,458,766
1,500,000	Fortune Brands Inc.,
	5.125%, 01/15/2011	1,547,088
2,200,000	GTE Corporation
	Debentures,
	6.84%, 04/15/2018	2,410,008
3,500,000	Health Care Service
	Corporation Notes,
	7.75%, 06/15/2011
	(Acquired 06/20/2001
	through 06/15/2009;
	Aggregate Cost
	$3,667,926)*	3,636,686
650,000	Health Management
	Association,
	6.125%, 04/15/2016 @	609,375
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Industrial – 13.9% (cont.)
$1,950,000	Highmark Inc. Notes,
	6.80%, 08/15/2013
	(Acquired 08/14/2003
	through 12/17/2007;
	Aggregate Cost
	$1,974,496)*	$2,040,260
2,000,000	Humana Inc.,
	7.20%, 06/15/2018	2,045,476
5,700,000	Hutchison Whampoa
	International LTD,
	7.625%, 04/09/2019
	(Acquired 10/22/2009
	and 10/29/2009; Cost
	$3,051,630 and
	$3,372,390,
	respectively)* f	6,549,699
850,000	Johnson Controls Inc.
	Senior Notes,
	6.00%, 01/15/2036	727,269
400,000	Laboratory Corporation
	of America,
	5.625%, 12/15/2015	418,216
900,000	Lafarge S.A. Notes,
	7.125%, 07/15/2036 f	942,410
1,000,000	Martin Marietta
	Material Inc.,
	6.25%, 05/01/2037	902,382
	Masco Corporation:
1,000,000	0.554%, 03/12/2010	995,923
1,000,000	6.125%, 10/03/2016	952,941
1,100,000	Nabors Industries, Inc.,
	6.15%, 02/15/2018	1,143,276
1,050,000	New Cingular
	Wireless Services, Inc.
	Senior Notes,
	8.75%, 03/01/2031 @	1,356,924
1,500,000	Nextel Communications,
	7.375%, 08/01/2015
	(Callable
	02/23/2010) @	1,458,750
4,060,000	Pacific Energy Partners
	LP, 6.25%, 09/15/2015
	(Callable 09/15/2010)	4,176,997
320,000	Pactiv Corporation,
	7.95%, 12/15/2025	343,252
400,000	PCCW-HWT
	Capital II Ltd.,
	6.00%, 07/15/2013
	(Acquired 07/10/2003;
	Cost $398,132)* f	414,826
2,800,000	Pemex Project Funding
	Master Trust,
	5.75%, 03/01/2018 f @	2,831,153
1,000,000	Petrobras International
	Finance Company,
	5.75%, 01/20/2020 f @	1,017,287
4,095,000	Plum Creek Timberlands,
	5.875%, 11/15/2015	4,193,210
4,975,000	Premcor Refining Group,
	7.50%, 06/15/2015
	(Callable 02/22/2010)	4,938,439
1,000,000	Questar Market
	Resources Inc.,
	6.80%, 03/01/2020	1,042,305
200,000	Qwest Capital Funding,
	Inc., 7.25%, 02/15/2011	203,000
500,000	Rio Tinto Alcan Inc.,
	5.75%, 06/01/2035 f	484,406
3,700,000	Rio Tinto Financial
	USA Ltd.,
	6.50%, 07/15/2018 f	4,064,376
4,761,000	Simon Property Group LP,
	7.75%, 01/20/2011	4,970,075

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Industrial – 13.9% (cont.)
$1,500,000	SK Telecom,
	6.625%, 07/20/2027
	(Acquired 07/13/2007;
	Cost $1,482,015)* f	$1,536,645
	Sprint Capital
	Corporation:
2,800,000	6.90%, 05/01/2019 @	2,576,000
358,000	8.75%, 03/15/2032	337,415
1,000,000	Target Corporation,
	6.50%, 10/15/2037 @	1,096,535
	Telecom Italia Capital: f
1,400,000	6.20%, 07/18/2011	1,481,850
2,000,000	7.175%, 06/18/2019	2,229,726
2,675,000	7.20%, 07/18/2036	2,909,849
2,075,000	Telefonica Emisones S.A.,
	6.221%, 07/03/2017 f	2,287,084
1,000,000	Teva Pharmaceutical
	Finance LLC,
	5.55%, 02/01/2016	1,055,572
	Time Warner, Inc.:
2,000,000	6.875%, 05/01/2012	2,189,486
1,100,000	7.625%, 04/15/2031 @	1,277,791
500,000	7.70%, 05/01/2032	587,167
1,000,000	6.55%, 05/01/2037	1,018,996
2,800,000	6.75%, 06/15/2039 @	2,932,454
3,000,000	Tyco Electronics
	Group S.A.,
	6.55%, 10/01/2017 f	3,101,883
	Tyco International
	Finance: f
1,775,000	6.375%, 10/15/2011	1,903,333
300,000	6.00%, 11/15/2013	328,615
269,803	United AirLines, Inc.
	Pass-Thru Certificates,
	Series 2000-2, Class C,
	7.762%, 04/29/2049§	291,387
452,921	U.S. Airways
	Pass-Thru Certificate,
	Series 1998-1,
	6.85%, 01/30/2018 †	394,626
	Vale Overseas Limited: f
3,550,000	8.25%, 01/17/2034	4,066,546
1,450,000	6.875%, 11/21/2036	1,448,783
1,000,000	6.875%, 11/10/2039	1,006,724
2,000,000	Verizon Wireless Cap LLC,
	8.50%, 11/15/2018	2,480,764
1,875,000	Vodafone Group PLC,
	6.15%, 02/27/2037 f @	1,953,233
	Vulcan Materials Co.:
2,000,000	7.00%, 06/15/2018	2,181,370
500,000	7.15%, 11/30/2037	509,713
1,000,000	Wal-Mart Stores,
	5.25%, 09/01/2035	983,319
100,000	Westvaco Corporation,
	9.75%, 06/15/2020	106,188
2,000,000	Weyerhaeuser Company,
	7.25%, 07/01/2013	2,070,054
3,600,000	Woodside Finance Ltd.,
	8.125%, 03/01/2014
	(Acquired 02/24/2009;
	Cost $3,598,884)* f	4,111,963
3,000,000	Wyeth,
	5.50%, 02/01/2014	3,268,422
		194,321,631
Residential Mortgage Backed Securities – 30.5%
	Bank of America
	Alternative Loan Trust:
408,058	Series 2003-4, Class 2A1,
	5.00%, 06/25/2018	377,454
757,843	Series 2003-11, Class 4A1,
	4.75%, 01/25/2019	738,897

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Residential Mortgage Backed Securities – 30.5% (cont.)
$482,251	Series 2004-6,
	Class 4A1,
	5.00%, 07/25/2019	$455,727
509,552	Series 2004-11, Class
	4A1, 5.50%, 12/25/2019	498,087
787,304	Series 2005-2, Class 4A1,
	5.50%, 03/25/2020	738,098
3,679,780	Series 2005-4, Class 3A1,
	5.50%, 05/25/2020	3,319,921
2,836,147	Series 2005-10,
	Class 5A1, 5.25%,
	11/25/2020	2,389,294
3,601,284	Series 2007-1,
	Class 1A1, 6.098%,
	04/25/2022	2,941,237
1,433,906	Series 2003-11,
	Class 2A1, 6.00%,
	01/25/2034	1,375,205
766,961	Series 2005-2,
	Class 1CB2, 5.50%,
	03/25/2035	552,317
1,072,503	Series 2005-9,
	Class 1CB3, 5.50%,
	10/25/2035	858,483
609,531	Series 2005-11,
	Class 1CB4, 5.50%,
	12/25/2035	484,236
2,077,784	Series 2006-5,
	Class CB7, 6.00%,
	06/25/2046	1,712,384
	Chase Mortgage
	Finance Corporation:
1,127,500	Series 2003-S13, Class
	A11, 5.50%, 11/25/2033	1,130,085
6,000,000	Series 2006-A1, Class
	2A3, 6.00%, 09/25/2036	4,116,745
557,784	Citicorp Mortgage
	Securities, Inc.,
	Series 2004-3, Class A2,
	5.25%, 05/25/2034	543,095
1,197,257	Citigroup Mortgage
	Loan Trust, Inc.,
	Series 2005-9, Class 2A2,
	5.50%, 11/25/2035	1,026,648
	Countrywide Alternative
	Loan Trust:
1,170,264	Series 2005-50CB, Class
	4A1, 5.00%, 11/25/2020	929,214
5,797,100	Series 2006-7CB,
	Class 3A1, 5.25%,
	05/25/2021	4,101,448
1,128,111	Series 2006-J5,
	Class 3A1, 6.132%,
	07/25/2021	898,787
1,398,204	Series 2006-43CB,
	Class 2A1, 6.00%,
	02/25/2022	1,169,903
924,567	Series 2002-11, Class A4,
	6.25%, 10/25/2032	910,206
3,000,000	Series 2005-10CB, Class
	1A6, 5.50%, 05/25/2035	2,224,021
2,027,862	Series 2005-34CB, Class
	1A6, 5.50%, 09/25/2035	1,885,064
2,676,750	Series 2006-28CB, Class
	A17, 6.00%, 10/25/2036	1,822,130
475,661	Countrywide Home
	Loans, Inc.,
	Series 2003-39, Class A5,
	5.00%, 05/25/2012	472,013
1,149,753	Credit Suisse First Boston
	Mortgage Securities Corp.,
	Series 2004-4, Class 2A5,
	5.50%, 06/25/2015	1,142,977

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Residential Mortgage Backed Securities – 30.5% (cont.)
	Deutsche Mortgage
	Securities Inc.:
$1,823,457	Series 2006-AR5,
	Class 21A,
	6.00%, 10/25/2021	$1,405,857
346,799	Series 2004-4, Class
	1A6, 5.65%, 04/25/2034	288,148
	Federal Gold Loan
	Mortgage Corporation
	(FGLMC):
111,213	6.50%, 07/01/2014	119,587
991,556	6.00%, 06/01/2020	1,060,942
493,971	5.50%, 11/01/2022	523,027
602,892	5.00%, 06/01/2023	623,802
463,759	5.50%, 07/01/2023	491,092
1,196,084	6.50%, 06/01/2029	1,294,760
4,865,939	5.50%, 01/01/2036	5,115,825
3,114,059	6.00%, 12/01/2036	3,310,633
4,671,037	5.50%, 04/01/2037	4,898,507
14,019,648	5.50%, 05/01/2038	14,701,588
6,944,599	5.50%, 08/01/2038	7,282,396
	Federal Home Loan
	Mortgage Corporation
	(FHLMC):
804,416	Series 3124, Class VP,
	6.00%, 06/15/2014	860,869
368,394	Series 2695, Class UA,
	5.50%, 09/15/2014	380,893
1,514,881	Series R007, Class AC,
	5.875%, 05/15/2016	1,555,715
3,199,475	Series R003, Class VA,
	5.50%, 08/15/2016	3,404,314
2,008,952	Series 3097, Class MC,
	6.00%, 11/15/2016	2,151,341
391,431	Series 2391, Class QR,
	5.50%, 12/15/2016	415,820
3,466,496	Series R009, Class AJ,
	5.75%, 12/15/2018	3,612,226
122,160	Series 206, Class E,
	0.00%, 07/15/2019 ^	114,214
1,363,022	Series R010, Class AB,
	5.50%, 12/15/2019	1,429,766
68,984	Series 141, Class D,
	5.00%, 05/15/2021	69,868
72,114	Series 1074, Class I,
	6.75%, 05/15/2021	77,860
409,641	Series 1081, Class K,
	7.00%, 05/15/2021	451,905
61,060	Series 163, Class F,
	6.00%, 07/15/2021	65,353
114,501	Series 188, Class H,
	7.00%, 09/15/2021	124,770
57,777	Series 1286, Class A,
	6.00%, 05/15/2022	60,684
2,112,477	Series 1694, Class PK,
	6.50%, 03/15/2024	2,283,315
16,886,151	Series 2009-15, Class
	MA, 4.00%, 03/25/2024	17,496,843
941,500	Series 2664, Class LG,
	5.50%, 07/15/2028	950,363
2,330,253	Series 2552, Class ND,
	5.50%, 10/15/2031	2,435,784
	Federal National
	Mortgage Association
	(FNMA):
1,845,862	5.00%, 12/01/2019	1,944,727
1,214,927	5.50%, 01/01/2023	1,287,413
1,807,044	5.50%, 07/01/2023	1,914,918
4,680,912	5.00%, 11/01/2023	4,862,954
2,025,494	6.00%, 03/01/2026	2,164,589
4,797,051	6.00%, 05/01/2026	5,126,475
6,036,638	5.00%, 05/01/2028	6,246,935
445,797	6.00%, 03/01/2033	476,446

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Residential Mortgage Backed Securities – 30.5% (cont.)
$401,640	5.00%, 11/01/2033	$413,836
29,343,431	5.50%, 04/01/2034	30,841,170
13,874,356	5.50%, 04/01/2034	14,614,153
2,335,375	5.50%, 09/01/2034	2,454,576
614,920	6.00%, 11/01/2034	655,851
3,944,794	5.50%, 02/01/2035	4,146,143
19,407,096	5.50%, 02/01/2035	20,397,668
9,635,335	5.00%, 06/01/2035	9,918,875
6,207,507	5.00%, 07/01/2035	6,390,176
38,372,269	5.00%, 10/01/2035	39,453,489
5,471,165	5.00%, 11/01/2035	5,625,327
11,069,845	5.00%, 02/01/2036	11,381,762
18,476,799	5.00%, 03/01/2036	18,997,422
37,326,122	5.50%, 04/01/2036	39,207,982
6,190,275	5.50%, 11/01/2036	6,491,728
1,585,221	6.00%, 08/01/2037	1,675,876
17,662,014	5.50%, 06/01/2038	18,508,320
3,080,536	Series 2006-B2, Class AB,
	5.50%, 05/25/2014	3,188,930
167,198	Series 2003-27, Class OJ,
	5.00%, 07/25/2015	167,949
189,518	Series 2003-24, Class PC,
	5.00%, 11/25/2015	191,467
54,670	Series 2002-56, Class MC,
	5.50%, 09/25/2017	57,267
329,401	Series 1989-37, Class G,
	8.00%, 07/25/2019	365,223
59,016	Series 1989-94, Class G,
	7.50%, 12/25/2019	65,672
16,142	Series 1990-58, Class J,
	7.00%, 05/25/2020	17,748
155,767	Series 1990-76, Class G,
	7.00%, 07/25/2020	170,687
67,083	Series 1990-105, Class J,
	6.50%, 09/25/2020	73,959
25,170	Series 1990-108, Class
	G, 7.00%, 09/25/2020	27,581
48,116	Series 1991-1, Class G,
	7.00%, 01/25/2021	53,050
52,227	Series 1991-86, Class Z,
	6.50%, 07/25/2021	57,078
161,885	Series 2003-28,
	Class KA, 4.25%,
	03/25/2022	166,864
24,859	Series G92-30, Class Z,
	7.00%, 06/25/2022	27,120
1,911,622	Series 2003-33, Class LD,
	4.25%, 09/25/2022	1,978,796
655,160	Series 1993-58, Class H,
	5.50%, 04/25/2023	697,847
424,419	Series 1998-66, Class C,
	6.00%, 12/25/2028	457,983
1,378,436	Series 2002-85, Class PD,
	5.50%, 05/25/2031	1,431,958
60,922	Series 2003-44, Class AB,
	3.75%, 05/25/2033	62,044
2,216,889	Series 2004-W6,
	Class 1A4, 5.50%,
	07/25/2034	2,298,290
4,120,175	Series 2004-W6,
	Class 1A6, 5.50%,
	07/25/2034	4,209,660
5,134,374	Series 2004-W10, Class
	A24, 5.00%, 08/25/2034	5,264,338
4,000,000	Series 2004-W10, Class
	A4, 5.75%, 08/25/2034	4,146,875
	First Horizon Alternative
	Mortgage Securities:
886,860	Series 2005-FA7, Class
	2A1, 5.00%, 09/25/2020	705,054
1,217,341	Series 2006-FA6, Class
	3A1, 5.75%, 11/25/2021	1,055,093

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Residential Mortgage Backed Securities – 30.5% (cont.)
$3,296,567	Series 2006-FA8,
	Class 2A1,
	5.75%, 02/25/2037	$1,879,748
743,127	GSAA Home
	Equity Trust,
	Series 2005-1, Class AF2,
	4.316%, 11/25/2034	705,679
202,768	Impac CMB Trust, Series
	2004-4, Class 2A2,
	5.441%, 09/25/2034	154,597
1,183,510	J.P. Morgan Alternative
	Loan Trust, Series
	2006-A1, Class 2A1,
	5.799%, 03/25/2036	747,802
	J.P. Morgan
	Mortgage Trust:
3,100,000	Series 2006-A7,
	Class 2A4R, 5.457%,
	01/25/2037	1,934,539
1,358,099	Series 2006-A7, Class
	2A2, 5.83%, 01/25/2037	1,006,270
6,100,000	Series 2007-A2,
	Class 2A3, 5.715%,
	04/25/2037	4,594,868
	Master Alternative
	Loans Trust:
2,449,225	Series 2004-1, Class 1A1,
	5.00%, 01/25/2019	2,314,518
1,753,502	Series 2004-4, Class 4A1,
	5.00%, 04/25/2019	1,657,059
749,500	Series 2003-5, Class 6A1,
	6.00%, 08/25/2033	643,867
555,211	Residential Accredit Loans,
	Inc., Series 2004-QS6,
	Class A1, 5.00%,
	05/25/2019	546,883
800,000	Residential Funding
	Mortgage Security I,
	Series 2003-S11,
	Class A2, 4.00%,
	06/25/2018	786,594
985,945	Salomon Brothers
	Mortgage Securities VII,
	Series 2003-UP2,
	Class A2, 4.00%,
	06/25/2033	971,989
	Washington Mutual,
	Inc. Pass-Thru
	Certificates:
1,952,467	Series 2004-CB1,
	Class 5A, 5.00%,
	06/25/2019	1,942,704
3,468,856	Series 2004-CB2,
	Class 7A, 5.50%,
	08/25/2019	3,425,495
1,151,015	Series 2004-CB3,
	Class 4A, 6.00%,
	10/25/2019	1,146,087
758,687	Series 2004-CB4,
	Class 21A,
	5.50%, 12/25/2019	744,128
		425,211,914
Taxable Municipal Bonds – 0.6%
1,000,000	Cuyahoga County
	Ohio Industrial
	Development Revenue,
	9.125%, 10/01/2023	885,190
8,420,000	Tobacco Settlement
	Authority Iowa,
	6.50%, 06/01/2023
	(Callable 06/01/2015)	7,090,903

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Taxable Municipal Bonds – 0.6% (cont.)
$615,529	Tobacco Settlement
	Financing Corporation,
	Series 2001-A, Class A,
	6.36%, 05/15/2025	$594,663
		8,570,756
Utilities – 5.2%
1,500,000	Allegheny Energy Supply
	Co. Senior Unsecured
	Notes, 5.75%, 10/15/2019
	(Acquired 09/22/2009;
	Cost $1,494,525)*	1,456,994
900,000	Ameren Corporation,
	8.875%, 05/15/2014	1,010,901
850,000	Arizona Public Service
	Senior Unsecured Notes,
	8.75%, 03/01/2019	990,299
599,000	Beaver Valley Funding
	Corporation Debentures,
	9.00%, 06/01/2017	654,683
1,000,000	Constellation Energy
	Group Inc. Senior
	Unsecured Notes,
	4.55%, 06/15/2015	1,002,699
1,700,000	DCP Midstream LLC,
	7.875%, 08/16/2010	1,767,361
	Enel Finance
	International: f
2,475,000	5.125%, 10/07/2019
	(Acquired 09/30/2009;
	Cost $2,464,110)*	2,490,286
1,900,000	6.80%, 09/15/2037
	(Acquired 09/13/2007;
	Cost $1,894,965)* @	2,100,790
750,000	Energy Transfer Partners,
	5.65%, 08/01/2012	797,138
1,000,000	Entergy Louisiana LLC,
	5.09%, 11/01/2014
	(Callable 02/08/2010)	1,000,746
5,625,000	Exelon Corporation
	Senior Notes,
	4.45%, 06/15/2010	5,717,925
2,500,000	FPL Group Capital, Inc.,
	Series D,
	7.30%, 09/01/2067
	(Callable 09/01/2017)	2,450,000
705,344	GG1C Funding
	Corporation,
	5.129%, 01/15/2014
	(Acquired 06/27/2006;
	Cost $685,461)*	700,117
	Kinder Morgan Energy
	Partners Senior Notes:
1,000,000	9.00%, 02/01/2019	1,230,501
2,250,000	6.95%, 01/15/2038	2,397,967
1,000,000	6.50%, 09/01/2039	1,007,811
900,000	Kinder Morgan Finance,
	5.70%, 01/05/2016 f	864,000
155,734	Kiowa Power Partners LLC,
	4.811%, 12/30/2013
	(Acquired 11/19/2004;
	Cost $155,734)*	157,236
	Korea Electric Power
	Corporation: f
100,000	7.75%, 04/01/2013	112,422
2,165,000	6.75%, 08/01/2027	2,029,536
1,325,000	National Grid PLC
	Senior Unsecured Notes,
	6.30%, 08/01/2016 f	1,441,006
1,500,000	National Rural
	Utilities Coop,
	10.375%, 11/01/2018	1,987,614

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 95.9% (cont.)
Utilities – 5.2% (cont.)
	NiSource Finance
	Corporation:
$4,375,000	7.875%, 11/15/2010	$4,586,575
3,084,000	6.15%, 03/01/2013	3,283,708
625,000	ONEOK, Inc.
	Senior Notes,
	7.125%, 04/15/2011	661,043
1,920,000	Pepco Holdings Inc.,
	6.45%, 08/15/2012	2,060,678
1,000,000	Plains All American
	Pipeline Senior Notes,
	5.625%, 12/15/2013	1,055,641
300,000	PPL Energy Supply,
	LLC Senior Notes,
	6.40%, 11/01/2011	322,357
	PSE&G Power LLC:
5,000,000	7.75%, 04/15/2011	5,350,240
350,000	5.00%, 04/01/2014	361,522
144,000	5.32%, 09/15/2016
	(Acquired 06/27/2001;
	Cost $126,829)* @	148,157
1,564,128	RGS (I&M) Funding
	Corporation Debentures,
	9.82%, 12/07/2022	1,835,114
1,400,000	Southern Natural Gas,
	5.90%, 04/01/2017
	(Acquired 03/14/2007;
	Cost $1,397,676)*	1,437,710
3,500,000	Spectra Energy Capital,
	5.668%, 08/15/2014	3,788,526
1,000,000	Talisman Energy Inc.,
	7.75%, 06/01/2019 f	1,174,407
2,000,000	Trans-Canada Pipelines,
	6.50%, 08/15/2018 f	2,230,904
2,200,000	Transcontinental
	Gas Pipe Line
	Corporation
	Senior Notes,
	8.875%, 07/15/2012	2,521,567
	Vectren Utility
	Holdings:
875,000	6.625%, 12/01/2011	918,327
1,100,000	5.25%, 08/01/2013	1,128,967
	Williams Companies,
	Inc. Notes:
5,675,000	6.375%, 10/01/2010
	(Acquired 07/09/2008
	through 10/28/2009;
	Aggregate Cost
	$5,743,312)*	5,777,718
800,000	8.125%, 03/15/2012	874,771
		72,885,964
U.S. Government Agency Issues – 0.0%
348,992	Government National
	Mortgage Association
	(GNMA),
	6.00%, 11/20/2033	372,976

U.S. Treasury Obligations – 18.5%
	U.S. Treasury Bonds:
59,025,000	2.375%, 03/31/2016 @	56,470,339
147,025,000	6.25%, 08/15/2023 @	175,602,984
24,400,000	5.25%, 11/15/2028 @	26,439,694
		258,513,017
	Total Long-Term
	Investments
	(Cost $1,350,767,804)	1,340,051,421

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
SHORT-TERM INVESTMENTS – 3.7%
Money Market Mutual Funds – 3.7%
$27,520,126	Dreyfus Institutional
	Cash Advantage Fund,
	0.13% «	$27,520,126
23,436,139	Short-Term Investment
	Company Liquid Assets
	Portfolio – AIM Fund,
	0.18% «	23,436,139
	Total Short-Term
	Investments
	(Cost $50,956,265)	50,956,265

INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 19.7%
Commercial Paper – 0.2%
4,107,642	Atlantic East Funding
	LLC, 3.059%,
	03/25/2010 † **	2,401,225
	Total Commercial Paper	2,401,225

Shares
Investment Companies – 19.5%
271,921,901	Mount Vernon
	Securities Lending Trust
	Prime Portfolio,
	0.20% «	271,921,901
1,345,749	Reserve Primary
	Fund † **	1,135,139
	Total Investment
	Companies	273,057,040
	Total Investments
	Purchased With Cash
	Proceeds From
	Securities Lending
	(Cost $277,375,292)	275,458,265
	Total Investments
	(Cost $1,679,099,361)
	– 119.3%	1,666,465,951

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Shares	Value

INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 19.7% (cont.)
Assets Relating to Securities
Lending (Note 6) – 0.1%
Support
Agreement** ^ a	$1,633,605
Cash Contribution
from Transfer
Agent/Administrator €	259,285
Total (Cost $0)	1,892,890
Liabilities in Excess of
Other Assets – (19.4%)	(271,077,662)
TOTAL NET
ASSETS – 100.0%	$1,397,281,179

*	Restricted Security Deemed Liquid
**	Illiquid
@	This security or portion of this security is out on loan at December 31, 2009.
f	Foreign Security
^	Non-Income Producing
§	Security in Default
«	7-Day Yield
†	Priced at fair value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover potential losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

€
Pursuant to a loss reimbursement agreement, the Fund’s transfer agent and administrator made a cash contribution to the Fund to cover anticipated losses realized from the Fund’s ownership of shares of the Reserve Primary Fund, which investment was made by the Fund’s securities lending agent.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Summary of Fair Value Exposure at December 31, 2009

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period.  These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices for identical securities in inactive markets, dealer indications, interest rates, yield curves, benchmark yields, issuer spreads, prepayment speeds, cash flows, credit risk, default rates, information about issuers, sectors and markets, inputs corroborated by observable market data, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in pricing the security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$84,198,420	$1,300,000	$85,498,420
Commercial Mortgage Backed Securities	—	53,804,759	—	53,804,759
Corporate Debt Securities	—	507,684,953	394,626	508,079,579
Residential Mortgage Backed Securities	—	425,211,914	—	425,211,914
Taxable Municipal Bonds	—	8,570,756	—	8,570,756
U.S. Government Agency Issues	—	372,976	—	372,976
U.S. Treasury Obligations	—	258,513,017	—	258,513,017
Total Fixed Income	—	1,338,356,795	1,694,626	1,340,051,421
Short-Term Investments
Money Market Mutual Funds	50,956,265	—	—	50,956,265
Total Short-Term Investments	50,956,265	—	—	50,956,265
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	2,401,225	—	2,401,225
Money Market Mutual Funds	271,921,901	—	1,135,139	273,057,040
Total Investments Purchased with Cash
Proceeds from Securities Lending	271,921,901	2,401,225	1,135,139	275,458,265
Total Investments	$322,878,166	$1,340,758,020	$2,829,765	$1,666,465,951
Other Assets Relating to
Securities Lending Investments	259,285	1,633,605	—	1,892,890

Baird Aggregate Bond Fund

Schedule of Investments December 31, 2009

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$4,580,447
Accrued discounts/premiums	—
Realized gain (loss)	1,209
Change in unrealized appreciation (depreciation)	784,187
Net purchases (sales)	(2,079,641)
Transfers in and/or out of Level 3 *	(456,437)
Balance as of December 31, 2009	$2,829,765

*
The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period.  Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

Baird Core Plus Bond Fund

December 31, 2009

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital U.S. Universal Bond Index.  The Barclays Capital U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The improved market conditions resulted in very strong performance for the Fund in 2009.  The Fund also outperformed its benchmark index in 2009.  The primary factors for the outperformance were:

•	Price appreciation of the Fund’s non-Agency mortgage-backed securities;

•	The Fund’s overweight to the corporate sector which performed well in 2009;

•	The Fund’s exposure to below investment grade issues that rebounded sharply in value;

•	Price recovery from certain securities with sound fundamental value whose market prices had fallen in 2008 and subsequently appreciated in value in 2009; and

•	The Fund’s underweight to U.S. Treasuries which underperformed all other market sectors for the year.

The Fund maintained its duration-neutral strategy, holding a broadly diversified portfolio of over 350 securities at year end.

We are greatly encouraged by the Fund’s performance in 2009 and are very optimistic regarding the individual issues and the overall structure of the portfolio.  The portfolio’s yield advantage over the benchmark remains historically high and we remain confident that the portfolio will realize this yield advantage over time and outperform its benchmark through the completion of this historic credit cycle.

Portfolio Characteristics

Quality Distribution*	Sector Weightings*

Net Assets:	$260,701,958	Annualized Expense Ratio:
SEC 30-Day Yield:**		Institutional Class:	0.30%
Institutional Class:	5.60%	Investor Class:	0.55	%***
Investor Class:	5.35%	Portfolio Turnover Rate:	33.2%
Average Effective Duration:	4.57 years	Total Number of Holdings:	353
Average Effective Maturity:	6.87 years

*	Percentages shown are based on the Fund’s total net assets.
**	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2009.
***	Includes 0.25% 12b-1 fee.

Baird Core Plus Bond Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird Core Plus Bond Fund

Average Annual Total Returns

			Since
For the Periods Ended December 31, 2009	One Year	Five Years	Inception(1)
Institutional Class Shares	15.36%	5.52%	6.77%
Investor Class Shares	15.06%	5.26%	6.50%
Barclays Capital U.S. Universal Bond Index(2)	8.60%	5.01%	6.21%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2009.
(2)
The Barclays Capital U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2%
Asset Backed Securities – 6.0%
$1,825,000	American Express Credit
	Account Master Trust,
	Series 2005-5, Class A,
	0.313%, 02/15/2013	$1,820,870
97,542	Amresco Residential
	Securities Mortgage
	Loan Trust,
	Series 1998-2, Class A6,
	6.45%, 12/25/2027	94,965
600,000	Bayview Financial
	Acquisition Trust,
	Series 2007-A,
	6.205%, 05/28/2037	433,304
275,000	Capital One Multi-Asset
	Execution Trust,
	Series 2003-A5, Class A5,
	0.61%, 07/15/2013	274,367
350,000	Chase Issuance Trust,
	Series 2007-A15, Class A,
	4.96%, 09/17/2012	360,569
15,838	CitiFinancial Mortgage
	Securities, Inc.,
	Series 2004-1, Class AF2,
	2.645%, 04/25/2034	15,738
	Countrywide Asset-Backed
	Certificates:
163,652	Series 2006-S2, Class A2,
	5.627%, 07/25/2027	129,065
1,206,793	Series 2004-15, Class AF6,
	4.613%, 04/25/2035	1,025,098
572,376	Series 2005-10, Class AF6,
	4.915%, 02/25/2036	381,509
9,764	Series 2005-13, Class AF2,
	5.294%, 04/25/2036	9,674
1,000,000	Series 2005-13, Class AF3,
	5.43%, 04/25/2036	720,362
321,436	Series 2006-S9, Class A3,
	5.728%, 08/25/2036	135,654
1,000,000	Series 2006-13,
	Class 1AF2, 5.884%,
	01/25/2037	943,438
1,300,000	Series 2006-10,
	Class 1AF3, 5.971%,
	09/25/2046	642,696
616,000	Series 2006-9, Class 1AF3,
	5.859%, 10/25/2046	320,515
729,179	Credit-Based Asset
	Servicing and Security,
	Series 2005-CB3,
	4.725%, 02/25/2033	680,508
7,495	GE Capital Mortgage
	Services, Inc.,
	Series 1999-HE1, Class A7,
	6.265%, 04/25/2029	7,234
393,187	GMAC Mortgage
	Corporation Loan Trust,
	Series 2005-HE3, Class A2,
	0.416%, 02/25/2036	159,027
	Green Tree Financial
	Corporation:
67,479	Series 1993-4, Class A5,
	7.05%, 01/15/2019	67,453
22,272	Series 1997-1, Class A5,
	6.86%, 03/15/2028	22,241
69,502	Series 1997-4, Class A5,
	6.88%, 02/15/2029	70,004
957,211	Series 1997-5, Class A6,
	6.82%, 05/15/2029	955,342
822,480	Series 1998-3, Class A5,
	6.22%, 03/01/2030	801,539
345,292	Series 1998-4, Class A5,
	6.18%, 04/01/2030	315,443
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Asset Backed Securities – 6.0% (cont.)
$250,000	MBNA Master
	Credit Card Trust,
	Series 2002-A3, Class A3,
	0.559%, 09/15/2014	$246,049
49,521	Oakwood Mortgage
	Investors, Inc.,
	Series 1999-B, Class A3,
	6.45%, 11/15/2017	40,464
	Renaissance Home
	Equity Loan Trust:
265,299	Series 2005-1, Class AF6,
	4.97%, 05/25/2035	224,840
819,000	Series 2006-2, Class AF3,
	5.797%, 08/25/2036	526,201
679,921	Series 2006-3, Class AF2,
	5.58%, 11/25/2036	594,526
500,000	Series 2007-1, Class AF2,
	5.512%, 04/25/2037	254,137
1,500,000	Series 2007-2, Class AF2,
	5.675%, 06/25/2037	798,495
228,921	Residential Asset
	Mortgage Products, Inc.,
	Series 2003-RS10, Class
	AI7, 4.85%, 11/25/2033	195,344
	Residential Asset Securities
	Corporation:
1,021,475	2006-EMX8, 0.351%,
	10/25/2036	858,317
306,658	Series 2003-KS5, Class
	AI6, 3.62%, 07/25/2033	217,944
400,000	Stingray Pass-Thru
	Certificates, Series 2005,
	5.902%, 01/12/2015
	(Acquired 05/10/2007,
	Cost $385,782) † **	200,000
1,725,345	Structured Asset Securities
	Corporation, Series
	2005-7XS, Class 1A4B,
	5.44%, 04/25/2035	1,027,633
		15,570,565
Commercial Mortgage Backed Securities – 4.1%
1,075,000	First Union National Bank
	Commercial Mortgage
	Securities Inc.,
	Series 2001-C4, Class A2,
	6.223%, 12/12/2033	1,125,610
	GE Capital Commercial
	Mortgage Corporation:
1,132,137	Series 2000-1, Class A2,
	6.496%, 01/15/2033	1,163,170
1,610,000	Series 2003-C2, Class A4,
	5.145%, 07/10/2037	1,659,556
950,000	Series 2004-C3, Class A4,
	5.189%, 07/10/2039	948,012
	GMAC Commercial
	Mortgage Securities, Inc:
233,342	Series 2001-C1, Class A2,
	6.465%, 04/15/2034	241,740
1,750,000	Series 2003-C1, Class A2,
	4.079%, 05/10/2036	1,744,960
	Salomon Brothers
	Mortgage Securities VII:
1,803,144	Series 2001-C2, Class A3,
	6.50%, 11/13/2036	1,890,008
612,816	Series 2000-C2, Class A2,
	7.455%, 07/18/2033	614,223
1,250,000	Wachovia Bank
	Commercial Mortgage Trust,
	Series 2003-C3, Class A2,
	4.867%, 02/15/2035	1,286,386
		10,673,665

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Financial – 19.6%
$825,000	American Express Credit
	Corporation, Series C,
	7.30%, 08/20/2013	$927,202
1,000,000	American General Finance,
	6.90%, 12/15/2017	694,354
150,000	AmSouth Bancorporation
	Subordinated Debentures,
	6.75%, 11/01/2025	107,362
500,000	Bancwest Corporation,
	8.30%, 01/15/2011	507,874
200,000	BankAmerica Capital II,
	8.00%, 12/15/2026
	(Callable 02/08/2010)	196,000
300,000	Bank of America
	Corporation Subordinated
	Notes, 10.20%, 07/15/2015	349,574
150,000	Bank Tokyo –
	Mitsubishi UFJ Ltd.,
	7.40%, 06/15/2011 f	161,749
200,000	Banponce Trust I, Series A,
	8.327%, 02/01/2027
	(Callable 02/22/2010)	130,808
400,000	Bear Stearns Cos.,
	Inc., Series B,
	6.95%, 08/10/2012	446,910
1,000,000	BOI Capital Funding III,
	6.107%, 02/04/2016 f	420,000
	CIT Group Funding:
25,058	10.25%, 05/01/2013
	(Callable 02/23/2010)	25,559
37,587	10.25%, 05/01/2014
	(Callable 02/08/2010) @	38,245
37,587	10.25%, 05/01/2015
	(Callable 02/23/2010)	37,963
62,644	10.25%, 05/01/2016
	(Callable 02/23/2010)	62,957
87,702	10.25%, 05/01/2017
	(Callable 02/23/2010)	88,141
	CIT Group, Inc.:
23,404	7.00%, 05/01/2013
	(Callable 02/23/2010)	21,824
35,106	7.00%, 05/01/2014
	(Callable 02/23/2010)	32,605
35,106	7.00%, 05/01/2015
	(Callable 03/09/2010)	31,420
558,510	7.00%, 05/01/2016
	(Callable 02/23/2010)	491,489
81,914	7.00%, 05/01/2017
	(Callable 02/23/2010)	71,060
700,000	Citigroup Capital XXI,
	8.30%, 12/21/2077
	(Callable 12/21/2037)	673,750
650,000	Citigroup, Inc.,
	6.01%, 01/15/2015	663,714
825,000	Countrywide Financial
	Corporation Subordinated
	Notes, 6.25%, 05/15/2016	839,162
250,000	Dresdner Bank-New York
	Subordinated Debentures,
	7.25%, 09/15/2015	250,010
500,000	Export-Import
	Bank Korea Notes,
	4.625%, 03/16/2010 f	502,710
500,000	Fifth Third Bank,
	4.20%, 02/23/2010	501,984
500,000	First Empire Capital Trust
	I, 8.234%, 02/01/2027
	(Callable 02/22/2010)	447,323
145,623	First National Bank of
	Chicago Pass-Thru
	Certificates, Series 1993-A,
	8.08%, 01/05/2018	159,783

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Financial – 19.6% (cont.)
$1,100,000	First National
	Bank of Omaha
	Subordinated Notes,
	7.32%, 12/01/2010	$1,110,172
1,300,000	First Tennessee Capital I,
	8.07%, 01/06/2027
	(Callable 03/15/2010)	1,052,748
450,000	First Union Capital I,
	Series A, 7.935%,
	01/15/2027
	(Callable 03/15/2010)	437,499
2,100,000	GE Global Insurance
	Holding Corporation,
	7.50%, 06/15/2010	2,154,741
	General Electric Capital
	Corporation Notes:
150,000	6.00%, 06/15/2012 @	161,686
1,000,000	5.625%, 09/15/2017	1,030,230
	General Motors Acceptance
	Corporation Notes:
75,000	7.75%, 01/19/2010 @	75,035
450,000	6.875%, 09/15/2011 @	445,266
1,627,000	Genworth Global
	Funding Trust,
	5.125%, 03/15/2011	1,653,436
425,000	Glencore Funding LLC,
	6.00%, 04/15/2014
	(Acquired 03/31/2004
	through 09/29/2008;
	Aggregate Cost $419,971)*	434,807
	GMAC LLC:
97,000	7.75%, 01/19/2010
	(Acquired 04/29/2009;
	Cost $96,057)*	97,000
49,000	7.50%, 12/31/2013
	(Acquired 12/21/2006
	through 09/29/2008;
	Aggregate
	Cost $137,453)*	47,285
250,000	6.75%, 12/01/2014	237,462
59,000	8.00%, 12/31/2018
	(Acquired 12/21/2006
	through 09/29/2008;
	Aggregate Cost $189,644)*	51,920
125,000	Goldman Sachs Capital I,
	6.345%, 02/15/2034	117,032
	Goldman Sachs Group, Inc.:
100,000	5.15%, 01/15/2014	105,786
1,000,000	5.95%, 01/18/2018 @	1,055,973
530,000	Goldman Sachs Group LP,
	8.00%, 03/01/2013
	(Acquired 05/19/2006
	and 12/23/2008; Cost
	$31,575 and $500,000,
	respectively)*	590,755
800,000	Hartford Financial
	Services Group,
	8.125%, 06/15/2038
	(Callable 06/15/2018)	768,000
175,000	HSBC Bank PLC
	Subordinated Notes,
	6.95%, 03/15/2011 f	182,526
250,000	HSBC Finance
	Corporation,
	7.00%, 05/15/2012	271,840
550,000	Huntington National
	Bank Notes,
	8.00%, 04/01/2010	551,677
	Invesco Ltd.: f
1,570,000	5.625%, 04/17/2012	1,626,175
1,110,000	5.375%, 12/15/2014	1,088,396

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Financial – 19.6% (cont.)
$400,000	Istar Financial, Inc.,
	5.85%, 03/15/2017	$224,000
100,000	J.P. Morgan Chase
	Capital XV,	89,008
	5.875%, 03/15/2035
400,000	Jefferies Group, Inc.,
	6.45%, 06/08/2027	340,896
600,000	Key Bank NA,
	7.413%, 05/06/2015	612,223
	Liberty Mutual Group:
50,000	6.50%, 03/15/2035
	(Acquired 09/29/2008;
	Cost $37,047)*	40,149
900,000	10.75%, 06/15/2058
	(Callable 06/15/2038)
	(Acquired 05/21/2008
	through 05/06/2009;
	Aggregate
	Cost $750,149)* @	954,000
375,000	Liberty Mutual
	Insurance Company,
	7.697%, 10/15/2097
	(Acquired 03/26/2003;
	Cost $240,077)*	321,010
825,000	Lincoln National
	Corporation,
	6.05%, 04/20/2067
	(Callable 04/20/2017)	639,375
	Manufacturer And
	Traders Trust Co.:
500,000	6.625%, 12/04/2017	512,765
265,000	5.585%, 12/28/2020
	(Callable 12/28/2015)
	(Acquired 08/20/2009;
	Cost $194,804)*	231,134
1,450,000	Marsh & McLennan
	Companies, Inc.,
	5.375%, 07/15/2014	1,482,938
700,000	MBIA Insurance Company,
	14.00%, 01/15/2033
	(Callable 01/15/2013)
	(Acquired 01/11/2008;
	Cost $700,000)*	301,000
150,000	MBNA Capital, Series A,
	8.278%, 12/01/2026
	(Callable 02/22/2010)	144,750
	Merrill Lynch & Co.:
100,000	5.00%, 02/03/2014	101,202
600,000	6.875%, 04/25/2018	646,463
500,000	7.75%, 05/14/2038	549,369
520,000	M&I Marshall & Ilsley
	Bank Senior Unsecured
	Notes, 5.30%, 09/08/2011	512,128
828,000	The Mony Group, Inc.
	Senior Unsecured Notes,
	8.35%, 03/15/2010	838,295
	Morgan Stanley Senior
	Unsecured Notes:
125,000	4.25%, 05/15/2010 @	126,536
800,000	5.625%, 01/09/2012	844,258
125,000	6.625%, 04/01/2018	135,146
1,000,000	M&T Capital Trust
	II, 8.277%, 06/01/2027
	(Callable 02/22/2010)	897,413
75,000	National Bank of Hungary
	Yankee Debentures,
	8.875%, 11/01/2013 f	80,999
871,000	National City Bank,
	6.20%, 12/15/2011	927,496
500,000	National City Bank of
	Kentucky Subordinated
	Notes, 6.30%, 02/15/2011	516,670

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Financial – 19.6% (cont.)
$800,000	Nationwide Financial
	Services, Inc.,
	5.90%, 07/01/2012	$835,054
100,000	Nationwide Mutual
	Insurance Company,
	7.875%, 04/01/2033
	(Acquired 10/13/2009;
	Cost $89,960)*	92,741
1,459,000	Navigators Group Inc.
	Senior Unsecured Notes,
	7.00%, 05/01/2016	1,424,522
750,000	Pricoa Global Funding I,
	1.055%, 06/04/2010
	(Acquired 04/29/2009;
	Cost $722,405)*	750,396
1,550,000	Principal Life
	Income Funding,
	5.10%, 04/15/2014	1,576,979
950,000	Protective Life
	Corporation Senior Notes,
	4.30%, 06/01/2013	908,909
1,400,000	Regions Financing Trust II,
	6.625%, 05/15/2047
	(Callable 05/15/2027)	913,254
	Royal Bank of Scotland
	Group PLC: f
705,000	5.00%, 11/12/2013	633,150
1,258,000	5.05%, 01/08/2015	1,091,267
	Santander Financial
	Issuances: f
200,000	6.375%, 02/15/2011	208,475
100,000	7.25%, 11/01/2015	104,447
2,378,000	Schwab Capital Trust I,
	7.50%, 11/15/2037
	(Callable 11/15/2017)	2,303,902
50,000	SLM Corporation
	Senior Unsecured Notes,
	5.625%, 08/01/2033	37,698
	Sovereign Bancorp, Inc.:
1,100,000	0.479%, 03/23/2010	1,099,583
643,000	8.75%, 05/30/2018	742,978
1,000,000	TD Ameritrade Holding
	Corporation,
	5.60%, 12/01/2019	993,364
775,000	Travelers Companies, Inc.,
	6.25%, 03/15/2037
	(Callable 03/15/2017)	706,017
100,000	UFJ Finance Aruba AEC,
	6.75%, 07/15/2013 f @	111,336
100,000	Unitrin, Inc. Senior
	Unsecured Notes,
	6.00%, 05/15/2017	88,603
105,000	Westdeutsche Landesbank
	Subordinated Notes,
	4.796%, 07/15/2015 f	109,528
		51,030,405
Industrial – 15.8%
600,000	Acuity Brands Lighting,
	Inc., 6.00%, 12/15/2019
	(Acquired 12/01/2009;
	Cost $598,782)*	575,270
1,868,000	Allied Waste North America,
	Inc., 7.25%, 03/15/2015
	(Callable 03/15/2010)	1,952,060
388,250	Atlas Air, Inc.
	Pass-Thru Certificates,
	8.707%, 01/02/2019	337,777
1,000,000	British
	Telecommunications PLC
	Senior Unsecured Notes,
	9.125%, 12/15/2010 f	1,071,320

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Industrial – 15.8% (cont.)
	Bunge Ltd. Finance
	Corporation Notes:
$150,000	5.35%, 04/15/2014	$153,340
200,000	5.10%, 07/15/2015	198,290
955,000	8.50%, 06/15/2019	1,088,611
500,000	Bunge NA Finance LP,
	5.90%, 04/01/2017	494,957
150,000	CBS Corporation,
	7.70%, 07/30/2010	154,564
	Clear Channel
	Communications Notes:
375,000	4.50%, 01/15/2010	372,656
50,000	5.50%, 12/15/2016	27,750
275,000	Comcast-Cable Holdings,
	7.875%, 08/01/2013	312,135
175,000	Comcast Corporation,
	6.50%, 01/15/2017	193,736
500,000	Comcast Holdings
	Corporation,
	10.625%, 07/15/2012	589,960
	Continental Airlines, Inc.
	Pass-Thru Certificates:
190,293	Series 2000-2, Class C,
	8.312%, 04/02/2011	177,924
56,384	Series 1997-4,
	6.90%, 01/02/2018	54,551
	COX Communications
	Inc. Notes:
600,000	4.625%, 01/15/2010	600,499
800,000	5.45%, 12/15/2014 @	857,082
750,000	CSX Corporation,
	6.25%, 04/01/2015	826,088
325,000	Deutsche Telekom
	International Finance BV,
	8.75%, 06/15/2030 f @	417,986
	Donnelley (R.R.)
	& Sons Co.:
1,100,000	8.60%, 08/15/2016	1,197,470
250,000	6.125%, 01/15/2017	247,152
381,366	Federal Express 1995
	Corporation Pass-Thru
	Certificates, Series B2,
	7.11%, 01/02/2014
	(Callable 03/15/2010)	381,366
500,000	First Data Corporation,
	9.875%, 09/24/2015
	(Callable 09/30/2011) @	466,250
950,000	Fiserv, Inc.,
	6.125%, 11/20/2012	1,034,427
350,000	Georgia Pacific LLC,
	9.50%, 12/01/2011 @	378,000
500,000	GTE Corporation,
	8.75%, 11/01/2021	615,484
1,525,000	Hanson Australia Funding,
	5.25%, 03/15/2013 f	1,502,125
	Hanson PLC Notes: f
1,150,000	7.875%, 09/27/2010	1,191,665
350,000	6.125%, 08/15/2016	334,250
100,000	Health Care Service
	Corporation Notes,
	7.75%, 06/15/2011
	(Acquired 01/26/2005;
	Cost $103,853)*	103,905
350,000	Health Management
	Association,
	6.125%, 04/15/2016 @	328,125
800,000	Humana Inc.,
	7.20%, 06/15/2018	818,190
939,000	International
	Paper Company,
	7.40%, 06/15/2014 @	1,045,894

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Industrial – 15.8% (cont.)
$425,000	Lafarge S.A. Senior
	Unsecured Notes,
	7.125%, 07/15/2036 f	$445,027
300,000	Martin Marietta
	Materials, Inc.,
	6.25%, 05/01/2037	270,715
225,000	Masco Corporation,
	6.125%, 10/03/2016 @	214,412
250,000	Nabors Industries, Inc.,
	6.15%, 02/15/2018	259,836
	New Cingular Wireless
	Services, Inc. Senior Notes:
700,000	7.875%, 03/01/2011	752,077
350,000	8.75%, 03/01/2031 @	452,308
150,000	Nextel Communications
	Senior Notes, Series E,
	6.875%, 10/31/2013
	(Callable 02/22/2010)	145,500
50,000	Pactiv Corporation
	Senior Unsecured Notes,
	7.95%, 12/15/2025	53,633
200,000	PCCW-HWT Capital II
	Ltd., 6.00%, 07/15/2013
	(Acquired 07/10/2003;
	Cost $199,066)* f	207,413
100,000	PCCW-HKT Capital III
	Ltd., 5.25%, 07/20/2015
	(Acquired 09/29/2008;
	Cost $85,580)* f	99,085
75,000	Pearson Dollar Finance PLC,
	5.70%, 06/01/2014
	(Acquired 09/29/2008;
	Cost $73,502)* f	79,189
750,000	PEMEX Project
	Funding Master Trust,
	9.125%, 10/13/2010	791,250
1,100,000	Plum Creek Timberlands,
	5.875%, 11/15/2015	1,126,381
1,240,000	Premcor Refining Group
	Senior Unsecured Notes,
	7.50%, 06/15/2015
	(Callable 02/22/2010)	1,230,887
925,000	Rio Tinto Financial
	USA Ltd.,
	6.50%, 07/15/2018 f	1,016,094
610,000	SK Telecom,
	6.625%, 07/20/2027
	(Acquired 07/13/2007
	through 04/08/2009;
	Aggregate
	Cost $541,143)* f	624,902
	Sprint Capital Corporation:
100,000	7.625%, 01/30/2011	102,375
675,000	6.90%, 05/01/2019 @	621,000
300,000	8.75%, 03/15/2032	282,750
100,000	Sunoco, Inc. Senior
	Unsecured Notes,
	5.75%, 01/15/2017	101,103
	Telecom Italia Capital: f
340,000	4.95%, 09/30/2014 @	352,402
1,425,000	7.20%, 07/18/2036	1,550,106
300,000	Telefonica
	Emisiones, S.A.U.,
	6.421%, 06/20/2016 f	332,980
	Time Warner, Inc.:
25,000	8.875%, 10/01/2012	28,697
743,000	9.125%, 01/15/2013	862,127
92,000	6.875%, 06/15/2018	101,473
450,000	7.625%, 04/15/2031 @	522,733
95,000	7.70%, 05/01/2032	111,562
500,000	Transocean, Ltd.,
	6.80%, 03/15/2038 f	559,099

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Industrial – 15.8% (cont.)
$500,000	Tyco Electronics
	Group S.A.,
	7.125%, 10/01/2037 f	$515,571
	Tyco International
	Finance: f
125,000	6.375%, 10/15/2011	134,038
50,000	6.00%, 11/15/2013	54,769
	United AirLines, Inc.
	Pass-Thru Certificates:
156,769	Series 1991-A, Class A-2,
	10.02%, 03/22/2014	43,111
686,771	Series 2000-2, Class C,
	7.762%, 04/29/2049	741,713
1,000,000	Unitedhealth Group, Inc.
	Senior Unsecured Notes,
	6.00%, 02/15/2018	1,032,948
488,370	US Airways
	Pass-Thru Trust,
	Series 1998-1, Class B,
	7.35%, 01/30/2018 †	368,563
322,000	USX Corporation,
	9.125%, 01/15/2013	366,915
	Vale Overseas Limited: f
100,000	8.25%, 01/17/2034	114,551
250,000	6.875%, 11/21/2036	249,790
350,000	Verizon New York Inc.
	Senior Unsecured Notes,
	8.625%, 11/15/2010	371,362
150,000	Viacom, Inc.
	Senior Notes,
	6.25%, 04/30/2016	163,482
	Vodafone Group PLC: f
400,000	5.50%, 06/15/2011	421,864
500,000	6.15%, 02/27/2037 @	520,862
500,000	Vulcan Materials,
	7.15%, 11/30/2037	509,713
75,000	Wellpoint Inc.,
	5.95%, 12/15/2034	71,086
1,000,000	Weyerhaeuser Company,
	7.25%, 07/01/2013	1,035,027
1,000,000	Woodside Finance Ltd.,
	8.125%, 03/01/2014
	(Acquired 02/24/2009;
	Cost $999,690)* f	1,142,212
		41,255,552
Residential Mortgage Backed Securities – 29.3%
	Bank of America
	Alternative Loan Trust:
129,950	Series 2004-2, Class 5A1,
	5.50%, 03/25/2019	110,908
138,936	Series 2005-2, Class 4A1,
	5.50%, 03/25/2020	130,253
290,794	Series 2006-2, Class 6A1,
	5.50%, 03/25/2021	249,355
110,883	Series 2006-3, Class 6A1,
	6.00%, 04/25/2036	96,104
277,038	Series 2006-5, Class CB7,
	6.00%, 06/25/2046	228,318
	Chase Mortgage
	Finance Corporation:
76,875	Series 2003-S13, Class A11,
	5.50%, 11/25/2033	77,051
700,000	Series 2006-A1, Class 2A3,
	6.00%, 09/25/2036	480,287
99,271	Citicorp Mortgage
	Securities, Inc.,
	Series 2004-4, Class A5,
	5.50%, 06/25/2034	97,777
	Citigroup Mortgage
	Loan Trust, Inc.:
169,309	Series 2005-9, Class 2A2,
	5.50%, 11/25/2035	145,183

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Residential Mortgage Backed Securities – 29.3% (cont.)
$285,454	Series 2005-9, Class 22A2,
	6.00%, 11/25/2035	$215,455
	Countrywide Alternative
	Loan Trust:
550,024	Series 2005-50CB, Class
	4A1, 5.00%, 11/25/2020	436,731
862,588	Series 2006-7CB, Class
	3A1, 5.25%, 05/25/2021	610,281
186,427	Series 2006-43CB, Class
	2A1, 6.00%, 02/25/2022	155,987
1,300,000	Series 2005-10CB, Class
	1A6, 5.50%, 05/25/2035	963,742
410,212	Series 2006-J2, Class A3,
	6.00%, 04/25/2036	339,190
1,264,021	Series 2006-28CB, Class
	A17, 6.00%, 10/25/2036	860,450
85,999	CS First Boston Mortgage
	Securities Corporation,
	Series 2005-11, Class 5A1,
	5.25%, 12/25/2020	78,644
133,442	Deutsche Alternative
	Securities Inc. Mortgage,
	Series 2005-4, Class A2,
	5.05%, 09/25/2035	130,025
341,599	Deutsche Securities
	Inc. Mortgage,
	Series 2006-AR5, Class
	21A, 6.00%, 10/25/2021	263,368
	Federal Gold Loan Mortgage
	Corporation (FGLMC):
397,557	5.00%, 12/01/2020	417,981
707,062	5.00%, 05/01/2021	743,386
144,378	6.00%, 06/01/2021	154,436
110,861	6.50%, 12/01/2028	120,007
52,798	6.50%, 06/01/2029	57,154
2,813,122	5.50%, 04/01/2037	2,950,115
2,601,584	5.50%, 05/01/2038	2,728,130
	Federal Home
	Loan Mortgage
	Corporation (FHLMC):
289,511	Series 3122, Class VA,
	6.00%, 01/15/2017	309,554
2,550,600	Series R010, Class VA,
	5.50%, 04/15/2017	2,711,075
1,377,074	Series R010, Class AB,
	5.50%, 12/15/2019	1,444,505
12,722	Series 1053, Class G,
	7.00%, 03/15/2021	13,800
28,453	Series 136, Class E,
	6.00%, 04/15/2021	30,169
229,074	Series 2804, Class VC,
	5.00%, 07/15/2021	239,115
21,416	Series 1122, Class G,
	7.00%, 08/15/2021	23,069
53,565	Series 1186, Class I,
	7.00%, 12/15/2021	53,540
114,451	Series 3132, Class MA,
	5.50%, 12/15/2023	119,059
	Federal National Mortgage
	Association (FNMA):
1,414,558	5.50%, 03/01/2023	1,499,002
586,002	5.50%, 07/01/2023	620,985
822,371	5.50%, 12/01/2023	871,464
202,549	6.00%, 03/01/2026	216,459
1,131,870	5.00%, 05/01/2028	1,171,300
88,656	6.50%, 09/01/2028	96,081
180,156	6.50%, 02/01/2029	195,244
132,776	5.50%, 01/01/2032	139,740
6,248,425	5.50%, 04/01/2034	6,567,355
3,777,539	5.50%, 04/01/2034	3,978,961
153,954	5.50%, 02/01/2035	161,812
4,394,521	5.50%, 02/01/2035	4,618,825
9,104,784	5.00%, 02/01/2036	9,361,331

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Residential Mortgage Backed Securities – 29.3% (cont.)
$12,642,492	5.50%, 04/01/2036	$13,279,885
1,585,221	6.00%, 08/01/2037	1,675,876
11,349	Series 1989-94, Class G,
	7.50%, 12/25/2019	12,629
44,783	Series 1990-15, Class J,
	7.00%, 02/25/2020	49,072
9,228	Series 1991-21, Class J,
	7.00%, 03/25/2021	10,117
177,567	Series 1991-43, Class J,
	7.00%, 05/25/2021	195,185
234,531	Series 1991-65, Class Z,
	6.50%, 06/25/2021	253,105
338,153	Series 1992-129, Class L,
	6.00%, 07/25/2022	355,589
847,517	Series 2003-33, Class LD,
	4.25%, 09/25/2022	877,299
70,155	Series 1993-32, Class H,
	6.00%, 03/25/2023	74,657
370,104	Series 1993-58, Class H,
	5.50%, 04/25/2023	394,218
6,766	Series 2003-31, Class KG,
	4.50%, 12/25/2028	6,768
1,585,202	Series 2002-85, Class PD,
	5.50%, 05/25/2031	1,646,752
29,232	Series 2003-44, Class AB,
	3.75%, 05/25/2033	29,770
735,764	Series 2004-W6, Class 1A4,
	5.50%, 07/25/2034	762,780
642,928	Series 2004-W6, Class
	1A6, 5.50%, 07/25/2034	656,892
1,500,000	Series 2004-W10, Class A4,
	5.75%, 08/25/2034	1,555,078
	First Horizon Alternative
	Mortgage Securities:
197,540	Series 2006-FA6, Class
	3A1, 5.75%, 11/25/2021	171,212
1,572,209	Series 2006-FA8,
	Class 2A1,
	5.75%, 02/25/2037	896,495
	Government National
	Mortgage Association
	(GNMA):
103,218	6.00%, 12/20/2028	110,430
39,719	6.50%, 01/20/2029	43,064
470,347	Series 2003-2, Class PB,
	5.50%, 03/20/2032	492,843
93,064	6.00%, 11/20/2033	99,460
	J.P. Morgan Alternative
	Loan Trust:
1,400,841	Series 2005-S1, Class 3A1,
	5.50%, 10/25/2020	1,201,221
236,702	Series 2006-A1, Class 2A1,
	5.799%, 03/25/2036	149,560
300,000	Series 2006-S3, Class A3A,
	6.00%, 08/25/2036	177,554
	J.P. Morgan Mortgage Trust:
850,000	Series 2006-A7, Class 2A4R,
	5.457%, 01/25/2037	530,438
950,000	Series 2007-A2, Class 2A3,
	5.715%, 04/25/2037	715,594
	Master Alternative
	Loans Trust:
699,779	Series 2004-1, Class 1A1,
	5.00%, 01/25/2019	661,291
450,504	Series 2005-3, Class 4A1,
	5.50%, 03/25/2020	423,264
147,629	Series 2003-5, Class 6A1,
	6.00%, 08/25/2033	126,822
120,187	Merrill Lynch Mortgage
	Investors Trust,
	Series 2005-A8, Class
	A1C1, 5.25%, 08/25/2036	111,789

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Residential Mortgage Backed Securities – 29.3% (cont.)
$191,178	Residential Accredit Loans,
	Inc., Series 2005-QS2,
	Class A1, 5.50%,
	02/25/2035	$154,005
	Washington Mutual, Inc.
	Pass-Thru Certificates:
272,701	Series 2004-CB1,
	Class 5A, 5.00%,
	06/25/2019	271,337
486,486	Series 2004-CB2,
	Class 7A, 5.50%,
	08/25/2019	480,405
149,725	Series 2004-CB3, Class 4A,
	6.00%, 10/25/2019	149,084
247,502	Series 2004-CB4, Class
	22A, 6.00%, 12/25/2019	246,690
		76,330,993
Taxable Municipal Bonds – 0.9%
2,610,000	Tobacco Settlement
	Authority Iowa,
	6.50%, 06/01/2023
	(Callable 06/01/2015)	2,198,012
45,046	Tobacco Settlement
	Financing Corporation,
	Series 2001-A, Class A,
	6.36%, 05/15/2025	43,519
		2,241,531
Utilities – 8.4%
500,000	Allegheny Energy Supply
	Co. Senior Unsecured
	Notes, 5.75%, 10/15/2019
	(Acquired 09/22/2009;
	Cost $498,175)*	485,664
1,200,000	Ameren Corporation,
	8.875%, 05/15/2014	1,347,868
300,000	Appalachian Power
	Company Senior
	Unsecured Notes,
	6.70%, 08/15/2037	317,993
1,000,000	Arizona Pubic Service
	Senior Unsecured Notes,
	8.75%, 03/01/2019	1,165,058
600,000	Constellation Energy Group
	Inc., 4.55%, 06/15/2015	601,619
500,000	Encana Corporation,
	6.50%, 05/15/2019 f	559,318
500,000	Enel Finance International,
	6.80%, 09/15/2037
	(Acquired 09/13/2007
	and 09/29/2008; Cost
	$398,940 and $99,957,
	respectively)* f @	552,839
150,000	Energy Transfer Partners,
	5.65%, 08/01/2012	159,428
225,000	Exelon Corporation
	Senior Unsecured Notes,
	5.625%, 06/15/2035	203,464
1,000,000	FPL Group Capital, Inc.,
	Series D, 7.30%,
	09/01/2067 (Callable
	09/01/2017)	980,000
542,572	GG1C Funding Corporation,
	5.129%, 01/15/2014
	(Callable 03/15/2010)
	(Acquired 11/21/2008;
	Cost $521,886)*	538,552
	Kinder Morgan Energy
	Partners Senior Notes:
100,000	6.50%, 02/01/2037	100,758
350,000	6.95%, 01/15/2038	373,017
535,000	Kinder Morgan Finance,
	5.70%, 01/05/2016 f	513,600
The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value
LONG-TERM INVESTMENTS – 98.2% (cont.)
Utilities – 8.4% (cont.)
$51,911	Kiowa Power Partners LLC,
	4.811%, 12/30/2013
	(Acquired 11/19/2004;
	Cost $51,911)*	$52,412
115,000	Korea Electric
	Power Corporation,
	6.75%, 08/01/2027 f	107,804
1,000,000	Marathon Oil Corporation
	Senior Unsecured Notes,
	7.50%, 02/15/2019	1,154,117
800,000	MidAmerican
	Funding, LLC,
	6.75%, 03/01/2011	835,561
100,000	National Grid PLC
	Senior Unsecured Notes,
	6.30%, 08/01/2016 f	108,755
	National Rural Utilities:
200,000	7.25%, 03/01/2012	219,848
600,000	10.375%, 11/01/2018	795,046
125,000	8.00%, 03/01/2032	149,484
	Nisource Finance
	Corporation:
536,000	6.15%, 03/01/2013	570,709
1,583,000	5.40%, 07/15/2014	1,625,429
800,000	ONEOK, Inc.
	Senior Notes,
	7.125%, 04/15/2011	846,135
475,000	Pepco Holdings, Inc.,
	Senior Notes,
	6.125%, 06/01/2017	490,116
1,700,000	PPL Energy Supply LLC
	Senior Unsecured Notes,
	6.20%, 05/15/2016	1,782,195
800,000	PPL Energy Supply,
	LLC Bonds, Series A,
	5.70%, 10/15/2015	832,072
577,000	PSE&G Power LLC,
	5.32%, 09/15/2016
	(Acquired 06/27/2001
	and 08/17/2009; Cost
	$144,884 and $389,765,
	respectively)* @	593,657
500,000	Public Service Company
	Of New Mexico,
	7.95%, 05/15/2018	523,400
284,387	RGS (I&M) Funding
	Corporation Debentures,
	9.82%, 12/07/2022	333,657
300,000	Southern Natural Gas,
	5.90%, 04/01/2017
	(Acquired 03/14/2007;
	Cost $299,502)*	308,081
1,100,000	Spectra Energy Capital,
	5.668%, 08/15/2014	1,190,680
	Williams Companies
	Inc. Notes:
175,000	7.125%, 09/01/2011	187,024
500,000	8.125%, 03/15/2012	546,732
690,000	7.875%, 09/01/2021	791,444
80,000	7.50%, 01/15/2031 @	86,299
		22,029,835
U.S Treasury Obligations – 14.1%
	U.S. Treasury Bonds:
8,000,000	2.375%, 03/31/2016 @	7,653,752
20,450,000	6.25%, 08/15/2023 @	24,424,969
4,375,000	5.25%, 11/15/2028 @	4,740,724
		36,819,445
	Total Long-Term
	Investments
	(Cost $251,939,847)	255,951,991

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Shares		Value
SHORT-TERM INVESTMENT – 1.2%
Money Market Mutual Fund – 1.2%
3,064,570	Short-Term Investment
	Company Liquid Assets
	Portfolio – AIM Fund,
	0.18% «	$3,064,570
	Total Short-Term
	Investment
	(Cost $3,064,570)	3,064,570

Principal
Amount
INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 18.0%
Commercial Paper – 0.1%
$373,389	Atlantic East Funding LLC,
	3.059%, 03/25/2010 † **	218,274
	Total Commercial Paper	218,274

Investment Companies – 17.9%
46,472,029	Mount Vernon Securities
	Lending Trust
	Prime Portfolio, 0.20% «	46,472,029

Shares
Investment Companies – 17.9% (cont.)
289,609	Reserve Primary Fund † **	244,285
	Total Investment
	Companies	46,716,314
	Total Investments
	Purchased With Cash
	Proceeds From
	Securities Lending
	(Cost $47,135,027)	46,934,588
	Total Investments
	(Cost $302,139,444)
	– 117.4%	305,951,149

Assets Relating to Securities
Lending (Note 6) – 0.1%
	Support Agreement ** ^ a	148,496
	Cash Contribution
	from Transfer
	Agent/Administrator €	55,799
	Total (Cost $0)	204,295
	Liabilities in Excess of
	Other Assets – (17.5%)	(45,453,486)
	TOTAL NET
	ASSETS – 100.0%	$260,701,958

*	Restricted Security Deemed Liquid
**	Illiquid
@	This security or a portion of this security is out on loan at December 31, 2009.
f	Foreign Security
^	Non-Income Producing
†	Priced at fair value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
«	7-Day Yield
a
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover potential losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

€
Pursuant to a loss reimbursement agreement, the Fund’s transfer agent and administrator made a cash contribution to the Fund to cover anticipated losses realized from the Fund’s ownership of shares of the Reserve Primary Fund, which investment was made by the Fund’s securities lending agent.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Summary of Fair Value Exposure at December 31, 2009

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period.  These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices for identical securities in inactive markets, dealer indications, interest rates, yield curves, benchmark yields, issuer spreads, prepayment speeds, cash flows, credit risk, default rates, information about issuers, sectors and markets, inputs corroborated by observable market data, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in pricing the security)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$15,370,565	$200,000	$15,570,565
Commercial Mortgage Backed Securities	—	10,673,665	—	10,673,665
Corporate debt Securities	—	113,947,229	368,563	114,315,792
Residential Mortgage Backed Securities	—	76,330,993	—	76,330,993
Taxable Municipal Bonds	—	2,241,531	—	2,241,531
U.S. Treasury Obligations	—	36,819,445	—	36,819,445
Total Fixed Income	—	255,383,428	568,563	255,951,991
Short-Term Investments
Money Market Mutual Funds	3,064,570	—	—	3,064,570
Total Short-Term Investments	3,064,570	—	—	3,064,570
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	218,274	—	218,274
Money Market Mutual Funds	46,472,029	—	244,285	46,716,314
Total Investments Purchased with Cash
Proceeds from Securities Lending	46,472,029	218,274	244,285	46,934,588
Total Investments	$49,536,599	$255,601,702	$812,848	$305,951,149
Other Assets Relating to
Securities Lending Investments	55,799	148,496	—	204,295

Baird Core Plus Bond Fund

Schedule of Investments December 31, 2009

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$1,211,045
Accrued discounts/premiums	—
Realized gain (loss)	14,671
Change in unrealized appreciation (depreciation)	161,065
Net purchases (sales)	(507,250)
Transfers in and/or out of Level 3 *	(66,683)
Balance as of December 31, 2009	$812,848

*
The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period.  Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

Baird Funds, Inc.

Additional Information on Fund Expenses December 31, 2009

Example
As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees;  and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/09 – 12/31/09).

Actual Expenses
The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Baird Funds, Inc.

Additional Information on Fund Expenses December 31, 2009

Actual vs. Hypothetical Returns
For the Six Months Ended December 31, 2009

					Hypothetical (5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/09	12/31/09	Period(1)	12/31/09	Period(1)
Baird Short-Term Bond Fund
Institutional Class	0.30%	$1,000.00	$1,041.20	$1.54	$1,023.69	$1.53

Baird Intermediate Bond Fund
Institutional Class	0.30%	$1,000.00	$1,061.30	$1.56	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,060.80	$2.86	$1,022.43	$2.80

Baird Intermediate Municipal
Bond Fund
Institutional Class	0.30%	$1,000.00	$1,035.20	$1.54	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,034.10	$2.82	$1,022.43	$2.80

Baird Aggregate Bond Fund
Institutional Class	0.30%	$1,000.00	$1,067.50	$1.56	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,066.60	$2.86	$1,022.43	$2.80

Baird Core Plus Bond Fund
Institutional Class	0.30%	$1,000.00	$1,089.80	$1.58	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,087.80	$2.89	$1,022.43	$2.80

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

Baird Funds, Inc.

Statements of Assets and Liabilities December 31, 2009

			Baird
	Baird	Baird	Intermediate	Baird	Baird
	Short-Term	Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value	$747,458,739	$730,862,145	$716,994,582	$1,666,465,951	$305,951,149
(cost $747,151,658; $731,228,612; $696,652,735;
$1,679,099,361; & $302,139,444, respectively)
Support Agreement (Note 6)	470,875	1,189,830	—	1,633,605	148,496
Cash contribution from Transfer Agent/
Administrator (Note 6)	19,558	138,822	—	259,285	55,799
Interest receivable	7,251,199	6,177,240	8,031,158	14,176,085	2,940,096
Receivable for investments sold or paid down	—	38,984	—	4,852	175
Receivable for Fund shares sold	2,034,532	1,202,632	5,436,874	6,392,039	308,156
Uninvested cash	24,115	31,836	—	47,655	11,425
Total assets	757,259,018	739,641,489	730,462,614	1,688,979,472	309,415,296
LIABILITIES:
Payable for collateral received
for securities loaned (Note 6)	150,775,555	201,064,928	—	277,419,165	47,142,525
Payable for securities purchased	—	1,376,592	61,782	13,177,581	1,227,157
Payable for Fund shares repurchased	63,773	2,467,127	178,696	480,180	200,566
Payable to Advisor and Distributor	126,296	136,166	245,330	362,082	87,291
Other liabilities	44,818	138,828	—	259,285	55,799
Total liabilities	151,010,442	205,183,641	485,808	291,698,293	48,713,338
NET ASSETS	$606,248,576	$534,457,848	$729,976,806	$1,397,281,179	$260,701,958
NET ASSETS CONSIST OF:
Capital stock	$605,801,505	$535,126,027	$710,472,768	$1,411,637,156	$257,221,518
Undistributed (distributed in
excess of) net investment income	51,213	(138,821)	693	(259,285)	(55,799)
Accumulated net realized
losses on investments sold	(401,656)	(1,491,543)	(838,502)	(3,356,172)	(479,761)
Net unrealized appreciation (depreciation) on
investments, support agreement and cash
contribution from Transfer Agent/Administrator	797,514	962,185	20,341,847	(10,740,520)	4,016,000
NET ASSETS	$606,248,576	$534,457,848	$729,976,806	$1,397,281,179	$260,701,958
INSTITUTIONAL CLASS SHARES
Net Assets	$606,248,576	$527,750,216	$533,313,125	$1,362,164,059	$215,194,337
Shares outstanding ($0.01 par value,
unlimited shares authorized)	63,376,540	49,751,815	46,982,643	133,145,938	21,135,556
Net asset value, offering and
redemption price per share	$9.57	$10.61	$11.35	$10.23	$10.18
INVESTOR CLASS SHARES
Net Assets		$6,707,632	$196,663,681	$35,117,120	$45,507,621
Shares outstanding ($0.01 par value,
unlimited shares authorized)		611,624	16,995,739	3,349,720	4,337,694
Net asset value, offering and
redemption price per share		$10.97	$11.57	$10.48	$10.49

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Operations Year Ended December 31, 2009

			Baird
	Baird	Baird	Intermediate	Baird	Baird
	Short-Term	Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$18,094,171	$23,214,316	$15,936,585	$57,513,485	$15,153,854
Income from securities lending (Note 6)	229,532	1,000,097	—	1,679,600	313,280
Other income	13,558	11,812	2,439	16,750	5,436
Total investment income	18,337,261	24,226,225	15,939,024	59,209,835	15,472,570

EXPENSES:
Investment advisory fee	1,000,647	1,159,260	1,273,391	2,612,894	554,906
Administration fee	200,130	231,852	254,678	522,579	110,981
Distribution expense –
Investor class shares (Note 8)	—	13,382	315,082	80,422	96,283
Interest expense (Note 7)	—	—	—	—	32
Total expenses	1,200,777	1,404,494	1,843,151	3,215,895	762,202

NET INVESTMENT INCOME	17,136,484	22,821,731	14,095,873	55,993,940	14,710,368

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(319,472)	(1,483,476)	(222,538)	(2,091,077)	(503,979)
Net change in unrealized
appreciation/depreciation on investments,
support agreement and cash contribution
from Transfer Agent/Administrator	14,215,370	29,816,507	12,959,957	53,582,372	17,693,160
Net realized and unrealized
gain on investments	13,895,898	28,333,031	12,737,419	51,491,295	17,189,181
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$31,032,382	$51,154,762	$26,833,292	$107,485,235	$31,899,549

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird Short-Term Bond Fund
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
OPERATIONS:
Net investment income	$17,136,484	$11,305,735
Net realized gain (loss) on investments	(319,472)	217,036
Net change in unrealized appreciation/depreciation on investments, support
agreement and cash contribution from Transfer Agent/Administrator	14,215,370	(14,687,311)
Net increase (decrease) in net assets resulting from operations	31,032,382	(3,164,540)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	489,964,818	178,053,687
Shares issued to holders in reinvestment of dividends	15,743,300	10,505,667
Cost of shares redeemed	(128,314,054)	(158,184,075)
Net increase in net assets resulting
from capital share transactions	377,394,064	30,375,279

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(17,177,276)	(11,301,816)

TOTAL INCREASE IN NET ASSETS	391,249,170	15,908,923

NET ASSETS:
Beginning of year	214,999,406	199,090,483
End of year (including undistributed net investment
income of $51,213 and $32,582, respectively)	$606,248,576	$214,999,406

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird Intermediate Bond Fund
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
OPERATIONS:
Net investment income	$22,821,731	$22,412,911
Net realized gain (loss) on investments	(1,483,476)	3,440,473
Net change in unrealized appreciation/depreciation on investments, support
agreement and cash contribution from Transfer Agent/Administrator	29,816,507	(30,956,520)
Net increase (decrease) in net assets resulting from operations	51,154,762	(5,103,136)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	178,123,812	142,640,099
Shares issued to holders in reinvestment of dividends	20,178,062	19,625,331
Cost of shares redeemed	(97,091,409)	(130,271,025)
Net increase in net assets resulting
from capital share transactions	101,210,465	31,994,405

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(22,664,664)	(22,354,849)
From net realized gains	(920,310)	(26,596)
Total Distributions	(23,584,974)	(22,381,445)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(243,629)	(174,810)
From net realized gains	(11,476)	(231)
Total Distributions	(255,105)	(175,041)

TOTAL INCREASE IN NET ASSETS	128,525,148	4,334,783

NET ASSETS:
Beginning of year	405,932,700	401,597,917
End of year (including undistributed (distributed in excess of) net
investment income of $(138,821) and $87,193, respectively)	$534,457,848	$405,932,700

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird Intermediate Municipal Bond Fund
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
OPERATIONS:
Net investment income	$14,095,873	$5,141,918
Net realized loss on investments	(222,538)	(274,006)
Net change in unrealized appreciation/depreciation on investments	12,959,957	5,662,406
Net increase in net assets resulting from operations	26,833,292	10,530,318

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	641,325,576	160,219,164
Shares issued to holders in reinvestment of dividends	12,682,064	4,513,442
Cost of shares redeemed	(180,332,528)	(33,490,109)
Net increase in net assets resulting
from capital share transactions	473,675,112	131,242,497

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(10,821,254)	(5,091,785)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(3,273,926)	(97,675)

TOTAL INCREASE IN NET ASSETS	486,413,224	136,583,355

NET ASSETS:
Beginning of year	243,563,582	106,980,227
End of year (including undistributed net investment
income of $693 and $0, respectively)	$729,976,806	$243,563,582

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird Aggregate Bond Fund
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
OPERATIONS:
Net investment income	$55,993,940	$44,829,005
Net realized gain (loss) on investments	(2,091,077)	1,031,139
Net change in unrealized appreciation/depreciation on investments, support
agreement and cash contribution from Transfer Agent/Administrator	53,582,372	(67,458,374)
Net increase (decrease) in net assets resulting from operations	107,485,235	(21,598,230)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	699,713,940	380,122,590
Shares issued to holders in reinvestment of dividends	48,292,146	36,137,185
Cost of shares redeemed	(272,921,659)	(217,594,354)
Net increase in net assets resulting
from capital share transactions	475,084,427	198,665,421

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(55,302,673)	(43,763,255)
From net realized gains	(228,095)	—
Total Distributions	(55,530,768)	(43,763,255)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(1,622,760)	(1,376,855)
From net realized gains	(5,836)	—
Total Distributions	(1,628,596)	(1,376,855)

TOTAL INCREASE IN NET ASSETS	525,410,298	131,927,081

NET ASSETS:
Beginning of year	871,870,881	739,943,800
End of year (including undistributed (distributed in excess of) net
investment income of $(259,285) and $0, respectively)	$1,397,281,179	$871,870,881

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird Core Plus Bond Fund
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
OPERATIONS:
Net investment income	$14,710,368	$9,185,656
Net realized gain (loss) on investments	(503,979)	1,160,853
Net change in unrealized appreciation/depreciation on investments, support
agreement and cash contribution from Transfer Agent/Administrator	17,693,160	(14,240,961)
Net increase (decrease) in net assets resulting from operations	31,899,549	(3,894,452)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	102,894,269	134,885,428
Shares issued to holders in reinvestment of dividends	14,010,899	8,307,982
Cost of shares redeemed	(61,466,420)	(57,613,955)
Net increase in net assets resulting
from capital share transactions	55,438,748	85,579,455

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(12,301,553)	(7,991,266)
From net realized gains	(387,585)	(689,704)
Total Distributions	(12,689,138)	(8,680,970)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(2,433,595)	(1,208,915)
From net realized gains	(80,519)	(123,760)
Total Distributions	(2,514,114)	(1,332,675)

TOTAL INCREASE IN NET ASSETS	72,135,045	71,671,358

NET ASSETS:
Beginning of year	188,566,913	116,895,555
End of year (including undistributed (distributed in excess of) net
investment income of $(55,799) and $0, respectively)	$260,701,958	$188,566,913

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Short-Term Bond Fund – Institutional Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data:
Net asset value, beginning of year	$9.25	$9.91	$9.81	$9.79	$9.93
Income from investment operations:
Net investment income	0.41	0.52	0.48	0.43	0.33
Net realized and unrealized
gains (losses) on investments	0.32	(0.67)	0.10	0.02	(0.15)
Total from investment operations	0.73	(0.15)	0.58	0.45	0.18
Less distributions:
Dividends from net investment income	(0.41)	(0.51)	(0.48)	(0.43)	(0.32)
Net asset value, end of year	$9.57	$9.25	$9.91	$9.81	$9.79
Total return	8.14%	(1.79)%	6.08%	4.65%	1.85%
Supplemental data and ratios:
Net assets, end of year	$606,248,576	$214,999,406	$199,090,483	$148,604,711	$97,057,968
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	4.28%	5.01%	5.00%	4.48%	3.52%
Portfolio turnover rate	55.5%	98.5%	36.6%	41.1%	31.8%

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Intermediate Bond Fund – Institutional Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data:
Net asset value, beginning of year	$10.00	$10.62	$10.52	$10.55	$10.83
Income from investment operations:
Net investment income	0.51 (1)	0.55	0.54	0.51	0.46
Net realized and unrealized
gains (losses) on investments	0.63	(0.64)	0.10	(0.03)	(0.27)
Total from investment operations	1.14	(0.09)	0.64	0.48	0.19
Less distributions:
Dividends from net investment income	(0.51)	(0.53)	(0.54)	(0.51)	(0.47)
Distributions from net realized gains	(0.02)	—	—	—	—
Total distributions	(0.53)	(0.53)	(0.54)	(0.51)	(0.47)
Net asset value, end of year	$10.61	$10.00	$10.62	$10.52	$10.55
Total return	11.76%	(0.91)%	6.24%	4.70%	1.77%
Supplemental data and ratios:
Net assets, end of year	$527,750,216	$401,914,872	$398,321,566	$326,835,399	$231,800,807
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	4.92%	5.14%	5.13%	4.90%	4.34%
Portfolio turnover rate(2)	38.6%	32.9%	42.5%	44.8%	42.1%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Intermediate Bond Fund – Investor Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data:
Net asset value, beginning of year	$10.32	$10.96	$10.85	$10.86	$11.13
Income from investment operations:
Net investment income	0.50 (1)	0.52	0.52	0.50 (1)	0.45
Net realized and unrealized
gains (losses) on investments	0.65	(0.65)	0.10	(0.03)	(0.28)
Total from investment operations	1.15	(0.13)	0.62	0.47	0.17
Less distributions:
Dividends from net investment income	(0.48)	(0.51)	(0.51)	(0.48)	(0.44)
Distributions from net realized gains	(0.02)	—	—	—	—
Total distributions	(0.50)	(0.51)	(0.51)	(0.48)	(0.44)
Net asset value, end of year	$10.97	$10.32	$10.96	$10.85	$10.86
Total return	11.51%	(1.31)%	5.89%	4.47%	1.56%
Supplemental data and ratios:
Net assets, end of year	$6,707,632	$4,017,828	$3,276,351	$1,207,214	$2,829,659
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	4.67%	4.89%	4.88%	4.65%	4.09%
Portfolio turnover rate(2)	38.6%	32.9%	42.5%	44.8%	42.1%
(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Intermediate Municipal Bond Fund – Institutional Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data:
Net asset value, beginning of year	$10.98	$10.69	$10.55	$10.56	$10.81
Income from investment operations:
Net investment income(1)	0.32	0.39	0.37	0.39	0.39
Net realized and unrealized
gains (losses) on investments	0.36	0.28	0.14	(0.01)	(0.25)
Total from investment operations	0.68	0.67	0.51	0.38	0.14
Less distributions:
Dividends from net investment income	(0.31)	(0.38)	(0.37)	(0.39)	(0.39)
Net asset value, end of year	$11.35	$10.98	$10.69	$10.55	$10.56
Total return	6.22%	6.37%	4.93%	3.69%	1.33%
Supplemental data and ratios:
Net assets, end of year	$533,313,125	$226,148,164	$106,583,763	$64,932,629	$53,831,848
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.83%	3.58%	3.44%	3.72%	3.64%
Portfolio turnover rate(2)	0.7%	0.9%	5.6%	25.1%	13.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Intermediate Municipal Bond Fund – Investor Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data:
Net asset value, beginning of year	$11.19	$10.90	$10.75	$10.75	$10.99
Income from investment operations:
Net investment income(1)	0.29	0.36	0.35	0.37	0.37
Net realized and unrealized
gains (losses) on investments	0.37	0.28	0.14	(0.01)	(0.25)
Total from investment operations	0.66	0.64	0.49	0.36	0.12
Less distributions:
Dividends from net investment income	(0.28)	(0.35)	(0.34)	(0.36)	(0.36)
Net asset value, end of year	$11.57	$11.19	$10.90	$10.75	$10.75
Total return	5.95%	6.02%	4.68%	3.44%	1.13%
Supplemental data and ratios:
Net assets, end of year	$196,663,681	$17,415,418	$396,464	$544,878	$1,491,666
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.58%	3.33%	3.19%	3.47%	3.39%
Portfolio turnover rate(2)	0.7%	0.9%	5.6%	25.1%	13.7%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Aggregate Bond Fund – Institutional Class
	Year Ended December 31,
	2009		2008	2007	2006		2005
Per Share Data:
Net asset value, beginning of year	$9.74		$10.54	$10.51	$10.54		$10.74
Income from investment operations:
Net investment income	0.54		0.56	0.54	0.52		0.49 (1)
Net realized and unrealized
gains (losses) on investments	0.49		(0.81)	0.03	(0.03)		(0.19)
Total from investment operations	1.03		(0.25)	0.57	0.49		0.30
Less distributions:
Dividends from net investment income	(0.54)		(0.55)	(0.54)	(0.52)		(0.49)
Distributions from net realized gains	(0.00	)(2)	—	—	(0.00	)(2)	(0.01)
Total distributions	(0.54)		(0.55)	(0.54)	(0.52)		(0.50)
Net asset value, end of year	$10.23		$9.74	$10.54	$10.51		$10.54
Total return	10.88%		(2.36)%	5.61%	4.88%		2.85%
Supplemental data and ratios:
Net assets, end of year	$1,362,164,059		$842,724,670	$725,580,384	$334,907,855		$227,132,399
Ratio of expenses to average net assets	0.30%		0.30%	0.30%	0.30%		0.30%
Ratio of net investment income
to average net assets	5.37%		5.46%	5.37%	5.11%		4.56%
Portfolio turnover rate(3)	37.7%		21.9%	33.6%	52.4%		46.0%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than ($0.01).
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Aggregate Bond Fund – Investor Class
	Year Ended December 31,
	2009		2008	2007	2006		2005
Per Share Data:
Net asset value, beginning of year	$9.97		$10.78	$10.73	$10.75		$10.95
Income from investment operations:
Net investment income	0.52		0.52	0.53	0.50		0.47 (1)
Net realized and unrealized
gains (losses) on investments	0.50		(0.81)	0.04	(0.02)		(0.19)
Total from investment operations	1.02		(0.29)	0.57	0.48		0.28
Less distributions:
Dividends from net investment income	(0.51)		(0.52)	(0.52)	(0.50)		(0.47)
Distributions from net realized gains	(0.00	)(2)	—	—	(0.00	)(2)	(0.01)
Total distributions	(0.51)		(0.52)	(0.52)	(0.50)		(0.48)
Net asset value, end of year	$10.48		$9.97	$10.78	$10.73		$10.75
Total return	10.55%		(2.63)%	5.45%	4.61%		2.54%
Supplemental data and ratios:
Net assets, end of year	$35,117,120		$29,146,211	$14,363,416	$1,848,622		$1,289,926
Ratio of expenses to average net assets	0.55%		0.55%	0.55%	0.55%		0.55%
Ratio of net investment income
to average net assets	5.12%		5.21%	5.12%	4.86%		4.31%
Portfolio turnover rate(3)	37.7%		21.9%	33.6%	52.4%		46.0%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than ($0.01).
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Core Plus Bond Fund – Institutional Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data:
Net asset value, beginning of year	$9.46	$10.22	$10.16	$10.06	$10.38
Income from investment operations:
Net investment income(1)	0.65	0.56	0.54	0.55	0.51
Net realized and unrealized
gains (losses) on investments	0.74	(0.73)	0.05	0.09	(0.28)
Total from investment operations	1.39	(0.17)	0.59	0.64	0.23
Less distributions:
Dividends from net investment income	(0.65)	(0.55)	(0.53)	(0.54)	(0.54)
Distributions from net realized gains	(0.02)	(0.04)	—	—	(0.01)
Total distributions	(0.67)	(0.59)	(0.53)	(0.54)	(0.55)
Net asset value, end of year	$10.18	$9.46	$10.22	$10.16	$10.06
Total return	15.36%	(1.79)%	5.99%	6.58%	2.23%
Supplemental data and ratios:
Net assets, end of year	$215,194,337	$158,983,325	$114,421,895	$51,551,017	$32,173,459
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	6.67%	5.61%	5.41%	5.49%	4.92%
Portfolio turnover rate(2)	33.2%	27.7%	47.4%	62.0%	37.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird Core Plus Bond Fund – Investor Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data:
Net asset value, beginning of year	$9.72	$10.50	$10.42	$10.30	$10.62
Income from investment operations:
Net investment income(1)	0.64	0.53	0.53	0.54	0.49
Net realized and unrealized
gains (losses) on investments	0.78	(0.74)	0.06	0.09	(0.29)
Total from investment operations	1.42	(0.21)	0.59	0.63	0.20
Less distributions:
Dividends from net investment income	(0.63)	(0.53)	(0.51)	(0.51)	(0.51)
Distributions from net realized gains	(0.02)	(0.04)	—	—	(0.01)
Total distributions	(0.65)	(0.57)	(0.51)	(0.51)	(0.52)
Net asset value, end of year	$10.49	$9.72	$10.50	$10.42	$10.30
Total return	15.06%	(2.07)%	5.80%	6.34%	1.93%
Supplemental data and ratios:
Net assets, end of year	$45,507,621	$29,583,588	$2,473,660	$288,928	$449,709
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	6.42%	5.36%	5.16%	5.24%	4.67%
Portfolio turnover rate(2)	33.2%	27.7%	47.4%	62.0%	37.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

1.ORGANIZATION

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund (each, a “Fund” and collectively, the “Funds”), five of the eight portfolios comprising the Corporation, each of which is diversified within the meaning of the 1940 Act.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.

The Baird Short-Term Bond Fund commenced operations with the sale of Institutional Class shares on August 31, 2004.  The Baird Intermediate Municipal Bond Fund commenced operations with the sale of both Institutional and Investor class shares on March 30, 2001.  The Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund commenced operations with the sale of both Institutional and Investor class shares on September 29, 2000.  The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee up to 0.25%.

The investment objective of the Baird Short-Term Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index.  The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years.

The investment objective of the Baird Intermediate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital Intermediate U.S. Government/Credit Bond Index.  The Barclays Capital Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt, including government and corporate securities, with maturities between one and ten years.

The primary investment objective of the Baird Intermediate Municipal Bond Fund is to provide current income that is substantially exempt from federal income tax.  A secondary objective is to provide total return with relatively low volatility of principal.

The investment objective of the Baird Aggregate Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital U.S. Aggregate Bond Index.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

The investment objective of the Baird Core Plus Bond Fund is to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Barclays Capital U.S. Universal Bond Index. The Barclays Capital U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing NAV, to value their portfolio securities using market quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, IDC, the Funds’ independent pricing service, does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  Debt securities are valued by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium which approximates fair value.  Investments in mutual funds are valued at their stated net asset value.  Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price.  Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services or, if the broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

2.SIGNIFICANT ACCOUNTING POLICIES (cont.)

In January, 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 will require new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). Management is currently evaluating the effect that the adoption of ASU 2010-06 will have on the Funds’ financial statements.

b)
Unregistered Securities – Four of the Funds own certain investment securities which are unregistered and thus restricted with respect to resale.  These securities are valued by the Advisor after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  The value of such securities for the Baird Short-Term Bond, Baird Intermediate Bond, Baird Aggregate Bond and Baird Core Plus Bond Funds were $63,938,438 (10.55% of net assets), $35,279,981 (6.60% of net assets), $81,901,761 (5.86% of net assets) and $9,475,381 (3.63% of net assets), respectively, at December 31, 2009. Restricted securities may be deemed to be liquid as determined by the Advisor based on several factors.  All of the restricted securities held by the Funds as of December 31, 2009 consist of securities issued pursuant to Rule 144A under the Securities Act of 1933 and a majority have been deemed to be liquid.  A restricted security that is held in each of the Baird Aggregate Bond and Baird Core Plus Bond Funds has been deemed illiquid.  The value of the illiquid security is $1,300,000 (0.1% of net assets) in the Baird Aggregate Bond Fund and $200,000 (0.1% of net assets) in the Baird Core Plus Bond Fund.

c)
Foreign Securities – Foreign securities are defined as securities of issuers that are organized outside the United States. The Funds may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations, political and economic instability and differences in financial reporting standards and less strict regulation of securities markets.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.

d)
Federal Income Taxes – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2009, or for any other tax years which are open for exam. As of December 31, 2009, open tax years include the tax years ended December 31, 2006 through 2009. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

2.SIGNIFICANT ACCOUNTING POLICIES (cont.)

e)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets.

f)	Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

g)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)
Other – Investment and shareholder transactions are recorded on trade date.  The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums  and discounts on the purchase of securities are amortized/accreted using the effective interest method.  Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

i)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

3.CAPITAL SHARE TRANSACTIONS

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

BAIRD SHORT-TERM BOND FUND

	Year Ended			Year Ended
	December 31, 2009			December 31, 2008
Institutional Class Shares	Shares	Amount	Institutional Class Shares	Shares	Amount
Shares sold	51,660,852	$489,964,818	Shares sold	18,494,988	$178,053,687
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	2,122,851	15,743,300	reinvestment of dividends	1,090,024	10,505,667
Shares redeemed	(13,654,484)	(128,314,054)	Shares redeemed	(16,418,698)	(158,184,075)
Net increase	40,129,219	$377,394,064	Net increase	3,166,314	$30,375,279
Shares Outstanding:			Shares Outstanding:
Beginning of year	23,247,321		Beginning of year	20,081,007
End of year	63,376,540		End of year	23,247,321

BAIRD INTERMEDIATE BOND FUND

	Year Ended			Year Ended
	December 31, 2009			December 31, 2009
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	16,872,604	$174,429,260	Shares sold	347,459	$3,694,552
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	1,929,787	19,930,214	reinvestment of dividends	23,175	247,848
Shares redeemed	(9,254,232)	(95,499,335)	Shares redeemed	(148,358)	(1,592,074)
Net increase	9,548,159	$98,860,139	Net increase	222,276	$2,350,326
Shares Outstanding:			Shares Outstanding:
Beginning of year	40,203,656		Beginning of year	389,348
End of year	49,751,815		End of year	611,624

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

3.CAPITAL SHARE TRANSACTIONS (cont.)

BAIRD INTERMEDIATE BOND FUND (cont.)

	Year Ended			Year Ended
	December 31, 2008			December 31, 2008
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	13,284,667	$139,033,374	Shares sold	344,090	$3,606,725
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	1,893,754	19,500,448	reinvestment of dividends	11,882	124,883
Shares redeemed	(12,483,629)	(127,498,417)	Shares redeemed	(265,688)	(2,772,608)
Net increase	2,694,792	$31,035,405	Net increase	90,284	$959,000
Shares Outstanding:			Shares Outstanding:
Beginning of year	37,508,864		Beginning of year	299,064
End of year	40,203,656		End of year	389,348

BAIRD INTERMEDIATE MUNICIPAL BOND FUND

	Year Ended			Year Ended
	December 31, 2009			December 31, 2009
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	36,828,950	$414,425,545	Shares sold	19,786,729	$226,900,031
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	843,085	9,510,007	reinvestment of dividends	275,652	3,172,057
Shares redeemed	(11,284,390)	(127,288,012)	Shares redeemed	(4,622,830)	(53,044,516)
Net increase	26,387,645	$296,647,540	Net increase	15,439,551	$177,027,572
Shares Outstanding:			Shares Outstanding:
Beginning of year	20,594,998		Beginning of year	1,556,188
End of year	46,982,643		End of year	16,995,739

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

3.CAPITAL SHARE TRANSACTIONS (cont.)

BAIRD INTERMEDIATE MUNICIPAL BOND FUND (cont.)

	Year Ended			Year Ended
	December 31, 2008			December 31, 2008
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	13,276,639	$142,984,847	Shares sold	1,565,048	$17,234,317
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	411,841	4,420,800	reinvestment of dividends	8,443	92,642
Shares redeemed	(3,060,912)	(32,903,382)	Shares redeemed	(53,682)	(586,727)
Net increase	10,627,568	$114,502,265	Net increase	1,519,809	$16,740,232
Shares Outstanding:			Shares Outstanding:
Beginning of year	9,967,430		Beginning of year	36,379
End of year	20,594,998		End of year	1,556,188

BAIRD AGGREGATE BOND FUND

	Year Ended			Year Ended
	December 31, 2009			December 31, 2009
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	68,500,208	$686,029,625	Shares sold	1,350,250	$13,684,315
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	4,709,712	46,694,029	reinvestment of dividends	157,672	1,598,117
Shares redeemed	(26,546,959)	(262,021,867)	Shares redeemed	(1,080,732)	(10,899,792)
Net increase	46,662,961	$470,701,787	Net increase	427,190	$4,382,640
Shares Outstanding:			Shares Outstanding:
Beginning of year	86,482,977		Beginning of year	2,922,530
End of year	133,145,938		End of year	3,349,720

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

3.CAPITAL SHARE TRANSACTIONS (cont.)

BAIRD AGGREGATE BOND FUND (cont.)

	Year Ended			Year Ended
	December 31, 2008			December 31, 2008
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	35,060,168	$355,079,855	Shares sold	2,373,145	$25,042,735
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	3,467,389	34,858,275	reinvestment of dividends	124,786	1,278,910
Shares redeemed	(20,869,352)	(208,295,492)	Shares redeemed	(908,136)	(9,298,862)
Net increase	17,658,205	$181,642,638	Net increase	1,589,795	$17,022,783
Shares Outstanding:			Shares Outstanding:
Beginning of year	68,824,772		Beginning of year	1,332,735
End of year	86,482,977		End of year	2,922,530

BAIRD CORE PLUS BOND FUND

	Year Ended			Year Ended
	December 31, 2009			December 31, 2009
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	8,147,236	$79,141,942	Shares sold	2,376,910	$23,752,327
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	1,196,156	11,727,096	reinvestment of dividends	226,153	2,283,803
Shares redeemed	(5,021,984)	(48,391,591)	Shares redeemed	(1,307,694)	(13,074,829)
Net increase	4,321,408	$42,477,447	Net increase	1,295,369	$12,961,301
Shares Outstanding:			Shares Outstanding:
Beginning of year	16,814,148		Beginning of year	3,042,325
End of year	21,135,556		End of year	4,337,694

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

3.CAPITAL SHARE TRANSACTIONS (cont.)

BAIRD CORE PLUS BOND FUND (cont.)

	Year Ended			Year Ended
	December 31, 2008			December 31, 2008
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	9,503,375	$94,092,004	Shares sold	3,970,650	$40,793,424
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	808,307	7,891,717	reinvestment of dividends	41,410	416,265
Shares redeemed	(4,691,588)	(45,526,757)	Shares redeemed	(1,205,342)	(12,087,198)
Net increase	5,620,094	$56,456,964	Net increase	2,806,718	$29,122,491
Shares Outstanding:			Shares Outstanding:
Beginning of year	11,194,054		Beginning of year	235,607
End of year	16,814,148		End of year	3,042,325

4.INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

During the year ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments) were as follows:

			Baird
	Baird	Baird	Intermediate	Baird	Baird
	Short-Term	Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Purchases:
U.S. Government	$137,097,531	$67,940,758	$—	$501,053,832	$73,823,259
Other	$440,360,906	$200,010,808	$460,221,441	$345,837,376	$52,989,832
Sales:
U.S. Government	$37,666,907	$54,912,441	$—	$238,905,746	$37,984,347
Other	$182,081,641	$122,377,625	$3,282,000	$151,235,600	$34,591,540

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

4.INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (cont.)

At December 31, 2009, gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes were as follows:

			Baird
	Baird	Baird	Intermediate	Baird	Baird
	Short-Term	Intermediate	Municipal	Aggregate	Core Plus
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Bond Fund
Cost of Investments	$747,195,034	$731,367,433	$696,658,134	$1,679,982,119	$302,195,243
Gross unrealized appreciation	$9,016,085	$13,821,023	$20,978,848	$36,436,769	$13,742,755
Gross unrealized depreciation	(8,261,947)	(12,997,659)	(642,400)	(48,060,047)	(9,782,554)
Net unrealized
appreciation/(depreciation)	$754,138	$823,364	$20,336,448	$(11,623,278)	$3,960,201
Undistributed ordinary income	$70,771	$—	$—	$—	$—
Undistributed long-term capital gain	—	—	693	—	—
Total distributable earnings	$70,771	$—	$693	$—	$—
Other accumulated losses	$(377,838)	$(1,491,543)	$(833,103)	$(2,732,699)	$(479,761)
Total accumulated earnings (losses)	$447,071	$(668,179)	$19,504,038	$(14,355,977)	$3,480,440

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items.  The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2009, the following table shows the reclassifications made:

	Undistributed Net	Accumulated Net	Paid In
	Investment Income (Loss)	Realized Gain (Loss)	Capital
Baird Short-Term Bond Fund	$59,423	$(59,423)	$—
Baird Intermediate Bond Fund	$(139,452)	$(12,576)	$152,028
Baird Intermediate Municipal Bond Fund	$—	$—	$—
Baird Aggregate Bond Fund	$672,208	$(640,850)	$(31,358)
Baird Core Plus Bond Fund	$(31,019)	$45,394	$(14,375)

The permanent differences primarily relate to reclasses from paydown gains and losses from asset backed securities.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

4.INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (cont.)

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended			Year Ended
	December 31, 2009			December 31, 2008
		Distribution in
	Ordinary	Excess of	Long-Term	Ordinary	Long-Term
	Income	Ordinary	Capital Gains	Income	Capital Gains
	Distributions	Income	Distributions	Distributions	Distributions
Baird Short-Term Bond Fund	$17,177,276	$—	$—	$11,301,816	$—
Baird Intermediate Bond Fund	$22,785,368	$123,303	$931,408	$22,529,659	$26,827
Baird Intermediate Municipal
Bond Fund	$290,339	$—	$—	$—	$—
Baird Aggregate Bond Fund	$57,128,006	$31,358	$—	$45,140,110	$—
Baird Core Plus Bond Fund	$14,914,638	$14,375	$274,239	$9,954,603	$59,042

For the years ended December 31, 2009 and December 31, 2008, distributions of $13,804,841 and $5,189,460 ($15,555 of which was return of capital), respectively, from the Baird Intermediate Municipal Bond Fund were tax-exempt.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the year ended December 31, 2009, capital losses occurring between November 1, 2009 and December 31, 2009 that were deferred for the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund were $25,777, $1,302,764, $20,839, $394,498 and $400,265, respectively.

At December 31, 2009, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover	Year of Expiration
Baird Short-Term Bond Fund	$16,864	2014
	335,197	2017

Baird Intermediate Bond Fund	188,779	2017

Baird Intermediate Municipal Bond Fund	6,626	2012
	184,660	2013
	51,283	2014
	76,723	2015
	290,404	2016
	202,568	2017

Baird Aggregate Bond Fund	2,338,201	2017

Baird Core Plus Bond Fund	79,496	2017

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

4.INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (cont.)

To the extent these Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers.  During the year ended December 31, 2009, none of the Funds utilized capital loss carryovers.

5.INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Funds as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees under the 12b-1 plan, costs related to portfolio securities transactions and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Funds as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. serves as custodian for the Funds.

Baird (the “Distributor”) is the distributor of the Funds pursuant to a distribution agreement.

6.SECURITIES LENDING

Each Fund (other than the Intermediate Municipal Bond Fund) may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by FAF Advisors, Inc., an affiliate of the Funds’ custodian, transfer agent and administrator.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral.  The amount of fees depends on a number of factors including the type of security and length of the loan.  Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period.  Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2009, the Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund and Baird Core Plus Bond Fund had loaned securities that were collateralized by cash equivalents.  The cash collateral is invested by the custodian in accordance with approved investment guidelines.  Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending.  A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

6.SECURITIES LENDING (cont.)

As of December 31, 2009, the market value of the securities on loan and payable on collateral due to broker were as follows:

	Market Value of	Payable on Collateral
	Securities on Loan	due to Broker
Baird Short-Term Bond Fund	$146,901,069	$150,775,555
Baird Intermediate Bond Fund	196,134,461	201,064,928
Baird Aggregate Bond Fund	270,775,757	277,419,165
Baird Core Plus Bond Fund	45,998,846	47,142,525

The Funds receive cash as collateral in return for securities lent as part of a securities lending program.  The collateral is invested in short-term securities including the Mount Vernon Securities Lending Prime Portfolio (a securities lending trust subject to Rule 2a-7 under the 1940 Act), other money market funds, certificates of deposit, commercial paper, corporate notes, government agency securities and repurchase agreements.  The schedules of investments for the Funds include the particular cash collateral holdings as of December 31, 2009.  The Funds intend to invest all of the cash collateral from securities lending in the Mount Vernon Securities Lending Prime Portfolio once their existing cash collateral holdings mature or are liquidated or otherwise paid down.  At December 31, 2009, all of the cash collateral from securities lending was invested in the Mount Vernon Securities Lending Prime Portfolio, plus an interest in Atlantic East Funding LLC and shares of the Reserve Primary Fund. The Funds’ interest in Atlantic East Funding LLC and the Reserve Primary Fund are priced at fair value by the Valuation Committee of the Advisor. The fair value of the Funds’ interest in Atlantic East Funding LLC is based on the underlying market values of the securities owned by Atlantic East Funding LLC, which are determined by independent pricing sources.  In addition, the Funds’ transfer agent and administrator and securities lending agent entered into a support agreement with the Funds to cover potential losses realized by the Funds’ on their investment in Atlantic East Funding LLC (up to a certain amount). The amounts agreed to be provided to the Funds under the support agreement are shown in the Funds’ schedules of investments and statements of assets and liabilities.  At December 31, 2009, the fair value of the Funds’ interest in Atlantic East Funding LLC, plus the amounts payable under the support agreement, amounted to 98.33% of the outstanding par value of the Funds’ interest in Atlantic East Funding LLC.

The fair value of the Reserve Primary Fund shares owned by the Funds is based on publicly available information, including information posted on the Reserve Primary Fund’s website and the terms of a plan of distribution approved by a federal district court. In addition, pursuant to a loss reimbursement agreement, the Funds’ transfer agent and administrator made a cash contribution to the Funds to cover anticipated losses realized from the Funds’ ownership of shares of the Reserve Primary Fund.  The amounts of the cash contribution made to the Funds are shown in the Funds’ schedules of investments and statements of assets and liabilities. At December 31, 2009, the cash contribution made by the Funds’ transfer agent and administrator was sufficient to cover the difference between the fair value of the Reserve Primary Fund shares owned by the Funds and the amount paid by the Fund for such shares ($1.00 per share).

The interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations. From July 2008 through January 2009, the Funds retained and did not recognize for financial reporting purposes their securities lending income. Amounts

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

6.SECURITIES LENDING (cont.)

so retained were placed in reserve to cover potential losses on the Funds’ interest in Atlantic East Funding LLC that could exceed the amount provided by the Funds’ transfer agent and administrator and securities lending agent under the support agreement.  All of such retained securities lending income was recognized and distributed in the second half of 2009 after it was determined that it was unlikely that realized losses on the Funds’ interest in Atlantic East Funding LLC would exceed amounts provided under the support agreement. The securities lending income recognized by the Funds in 2009, including amounts that were retained from July 2008 through January 2009 and securities lending income earned after January 2009, was $229,532 for the Short-Term Bond Fund, $1,000,097 for the Intermediate Bond Fund, $1,679,600 for the Aggregate Bond Fund, and $313,280 for the Core Plus Bond Fund.

7.LINE OF CREDIT

The Corporation maintains an uncommitted, senior secured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions.  Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank.  The Bank charges interest at the Bank’s Prime Rate less 1% (weighted average rate of 2.25% during 2009).  For the year ended December 31, 2009, the Baird Core Plus Bond Fund incurred $32 in interest charges on an average daily loan balance of $8,142.  The Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Intermediate Municipal Bond Fund and Baird Aggregate Bond Fund did not incur interest charges on the LOC during the period.

8.DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.25% of the average daily net assets of the Funds’ Investor Class Shares.  The Baird Intermediate Bond, Baird Intermediate Municipal Bond, Baird Aggregate Bond and Baird Core Plus Bond Funds incurred $13,382, $315,082, $80,422 and $96,283, respectively, in fees pursuant to the Plan during the year ending December 31, 2009.

9.SUBSEQUENT EVENT

In preparing these financial statements, the Corporation has evaluated events and transactions for potential recognition or disclosure through February 26, 2010, the date the financial statements were issued and available.  There were no additional subsequent events to report that would have a material impact on the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Core Plus Bond Fund and Baird Short-Term Bond Fund (five of the eight funds constituting Baird Funds, Inc.) (collectively, the “Funds”), including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 26, 2010

Baird Funds, Inc.

Directors & Officers

				Number of
				Portfolios	Other
	Positions	Term of Office	Principal	in Complex	Directorships
	Held with	and Length of	Occupation(s)	Overseen	Held
Name, Address and Age	the Funds	Time Served	During Past 5 Years	by Director	by Director

G. Frederick Kasten, Jr.	Independent	Indefinite;	Retired; Chairman, the Advisor (January 2000-December	8	Director of Regal-Beloit
777 East Wisconsin Avenue	Director and	Since September	2005); Chairman and CEO, the Advisor (January 1998-		Corporation, a
Milwaukee, WI 53202	Chairman	2000	January 2000); President, Chairman and CEO, the		manufacturing
Age: 70			Advisor (June 1983-January 1998); President, the Advisor		company
			(January 1979-January 1983)

John W. Feldt	Independent	Indefinite;	Retired; Senior Vice President-Finance, University of	8	Director of Thompson
c/o University of	Director	Since September	Wisconsin Foundation (1985-2006); Vice President-		Plumb Funds, Inc., a
Wisconsin Foundation		2000	Finance, University of Wisconsin Foundation (1980-1985);		mutual fund complex
1848 University Avenue			Associate Director, University of Wisconsin Foundation		(3 portfolios); Trustee
Madison, WI 53705			(1967-1980)		of Nakoma Mutual
Age: 67					Funds, a mutual fund
					complex (1 portfolio)

Frederick P. Stratton, Jr.	Independent	Indefinite;	Retired; Chairman Emeritus, Briggs & Stratton	8	Director of Weyco
10134 N. Port Washington	Director	Since May	Corporation, a manufacturing company, since 2003;		Group, Inc., a men’s
Road, #2B		2004	Chairman of the Board, Briggs & Stratton Corporation		footwear distributor;
Mequon, WI 53092			(2001-2002); Chairman and CEO, Briggs & Stratton		Director of Wisconsin
Age: 70			Corporation (1986-2001)		Energy Corporation
					and its subsidiaries,
					Wisconsin Electric
					Power Company and
					Wisconsin Gas LLC

Marlyn J. Spear, CFA	Independent	Indefinite;	Chief Investment Officer, Building Trades United	8	Management Trustee of
P. O. Box 530	Director	Since January	Pension Trust Fund, since July 1989; Investment Officer,		AFL-CIO Housing
500 Elm Grove Road		2008	Northwestern Mutual Financial Network (1988-1989);		Investment Trust, a
Elm Grove, WI 53122			Assistant Vice-President, Firstar Trust Company		mutual fund complex
Age: 56			(1978-1987); Financial Analyst, Harco Holdings, Inc.		(1 portfolio)
			(1976-1978)

Cory L. Nettles*	Interested	Indefinite;	Managing Director, Generation Growth Capital, Inc.,	8	Director of Weyco
Generation Growth Capital, Inc.	Director	Since January	since March 2007; Of Counsel, Quarles & Brady LLP,		Group, Inc., a men’s
411 East Wisconsin Avenue,		2008	since January 2005; Secretary, Wisconsin Department		footwear distributor;
Suite 1710,			of Commerce (January 2003 – January 2005)		Director of The
Milwaukee, WI 53202					PrivateBank, a
Age: 39					financial institution

*
Mr. Nettles is an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Directors & Officers

	Position(s)	Term of Office	Principal
	Held with	and Length of	Occupation(s)
Name, Address, and Age	the Funds	Time Served	During Past 5 Years

Mary Ellen Stanek	President	Re-elected by	Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of
777 East Wisconsin Avenue		Board annually;	the Advisor, since March 2000
Milwaukee, WI 53202		Since
Age: 53		September 2000

Charles B. Groeschell	Vice President	Re-elected by	Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of
777 East Wisconsin Avenue		Board annually;	the Advisor, since February 2000
Milwaukee, WI 53202		Since
Age: 56		January 2010

Todd S. Nichol	Vice President	Re-elected by	Chief Compliance Officer, the Advisor since October 2004; Assistant Compliance Director, the
777 East Wisconsin Avenue	and Chief	Board annually;	the Advisor since August 2002; Senior Vice President, the Advisor since January 2005; First Vice
Milwaukee, WI 53202	Compliance	Since	President, the Advisor (January 2004-January 2005)
Age: 47	Officer	August 2004

Russell P. Schwei	Vice President	Re-elected by	Director of Operations, the Advisor since July 1992; Managing Director, the Advisor since January
777 East Wisconsin Avenue		Board annually;	1997
Milwaukee, WI 53202		Since
Age: 50		September 2000

Leonard M. Rush	Treasurer	Re-elected by	Chief Financial Officer, the Advisor since January 2000
777 East Wisconsin Avenue		Board annually;
Milwaukee, WI 53202		Since
Age: 63		September 2000

Charles M. Weber	Secretary	Re-elected by	Managing Director, the Advisor since January 2009; Senior Vice President, the Advisor
777 East Wisconsin Avenue		Board annually;	(July 2005-December 2008); Associate General Counsel, the Advisor since July 2005; Partner,
Milwaukee, WI 53202		Since	Quarles & Brady LLP, a law firm (October 1998-June 2005)
Age: 46		September 2005

Laura E. Piotrowski	Assistant	Re-elected by	Managing Director, the Advisor since January 2008; Senior Vice President, the Advisor (January
777 East Wisconsin Avenue	Treasurer	Board annually;	2003-December 2007); Controller, the Advisor since January 2003
Milwaukee, WI 53202		Since
Age: 40		August 2007

John R. Sokolowski	AML	Re-elected by	AML Compliance Officer, the Advisor since March 2009; Internal Auditor, the Advisor (December
777 East Wisconsin Avenue	Compliance	Board annually;	2006-March 2009); Accounting Analyst, UMB Fund Services (December 2005-December 2006);
Milwaukee, WI 53202	Officer	Since	United States Air Force (July 2001-December 2005)
Age: 34		March 2009

Bret T. Reese	Assistant	Re-elected by	First Vice President, the Advisor since January 2009; Vice President, the Advisor (June
777 East Wisconsin Avenue	Secretary	Board annually;	2005-December 2008); Associate General Counsel, the Advisor since June 2005; Senior Financial
Milwaukee, WI 53202		Since	Analyst, the Advisor (August 2004-June 2005)
Age: 40		August 2006

Baird Funds, Inc.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD BOND FUNDS

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”) met on August 20, 2009 to consider the annual renewal of the investment advisory agreement with Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) for management of the Baird Intermediate Bond, Baird Core Plus Bond, Baird Aggregate Bond, Baird Short-Term Bond, and Baird Intermediate Municipal Bond Funds, which are mutual fund series or portfolios of the Corporation (the “Funds”).  The Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, memoranda provided by outside legal counsel and the Secretary of the Funds discussing the Board’s fiduciary obligations and factors the Board should assess in considering the renewal of the investment advisory agreement, information in response to a request from the Board, including the directors who are not “interested persons” of the Corporation or the Advisor within the meaning of the Investment Company Act of 1940 (the “1940 Act”) (“Independent Directors”), from the Advisor (including the Advisor’s Form ADV, Annual Report and statement of financial condition), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2009, management fees and expense ratios, and other pertinent information.  The Board also discussed relevant case law, including the Supreme Court’s forthcoming consideration of the Seventh Circuit decision in Jones v. Harris Associates, L.P.  The Independent Directors met separately in executive session with Fund legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response with the President of the Funds, including how the Advisor has responded to the current economic downturn.  The Board also received information periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board reviewed and considered the Advisor’s significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures.  The Board noted the Advisor’s overall reputation and positive name recognition, the depth of the Advisor’s personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds’ investments.  The Board further noted that the Advisor has approximately $15.2 billion of assets under discretionary management and has strong relationships with numerous institutional accounts.  The Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.  The Board considered the Advisor’s disciplined investment decision-making process used for the Funds.  The Board also considered other services that the Advisor provided for the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Fund’s investment policies and restrictions, compliance, risk management

Baird Funds, Inc.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD BOND FUNDS (cont.)

services, valuation, providing support services to the Board and the Audit Committee of the Board and overseeing the Funds’ other service providers.  In addition, the Board considered that the Advisor provides administrative services to each of the Funds at an annual rate of 0.05% of the Fund’s average daily net assets, and is responsible for paying each Fund’s custody, transfer agency, accounting, printing, auditing, legal and director fees and other ordinary expenses (except for advisory and 12b-1 fees), which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class shares, respectively.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of shares of the Funds and spends time and effort marketing the Funds.  The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, the status of the recent SEC examination of the Advisor and the Funds and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds

In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2009 regarding the Fund’s performance in comparison to its benchmark index and its peer groups as determined by Lipper.  The Board concluded that the Funds had performed extremely well over most time periods and had achieved consistent performance results.  While certain Funds had underperformed their benchmark indices in recent time periods, the Board noted the challenging environment for bond funds in recent periods due to the credit market and other factors and referred to the Advisor’s commentary in this regard.  The Board also noted that each of the Funds (both Institutional and Investor Class shares) had outperformed its Lipper peer group average over the past five-year and since inception periods, as applicable, and most had also outperformed the Lipper peer group average for the past one-year and three-year periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the Advisor’s continued management.

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the fee and expense information for each of the Baird Intermediate Bond, Aggregate Bond, Intermediate Municipal Bond, Core Plus Bond and Short-Term Bond Funds, including a comparison of such information to other similarly situated mutual funds as determined by Lipper.  The Board noted that each Fund’s advisory fee and total expense ratio (for both its Investor Class and Institutional Class shares) were significantly lower than the average and median advisory fees and expense ratios for all mutual funds in its Lipper category.

The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients and found that the fee paid by the Funds (0.25%) was less than the fee that the Advisor charges on the first $25 million (0.30%) of a separately managed account and the same as the fee that the Advisor charges on the next $25 million.

Baird Funds, Inc.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD BOND FUNDS (cont.)

The Board noted and discussed the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships.  Those services included certain administrative services, oversight of the Funds’ other service providers, director support, risk management, regulatory compliance and various other services.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and a profitability analysis with respect to each Fund.  The Board noted the unique expense structure of the Funds whereby the Institutional Class shareholders were charged only a management fee and an administration fee and the Advisor incurred all of the other expenses on behalf of each Fund and that Investor Class shareholders incurred the same expenses as the Institutional Class shareholders plus a 0.25% 12b-1 fee.  This structure means that the annual expense ratio for each Fund (as a percentage of average daily net assets) is 0.55% for Investor Class shares and 0.30% for Institutional Class shares.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate.  The Board noted that the profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also reviewed a report regarding revenue sharing payments, noting that any payments by the Advisor to third party platforms were made from the Advisor’s profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size.  However, the Board recognized that the Advisor essentially bears all of the Funds’ expenses other than management, 12b-1 and administration fees.  The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.

The Directors concluded that the current fee structure of each Fund was reasonable and that breakpoint reductions may be considered in the future depending on Fund asset levels.

Benefits Derived from the Relationship with the Funds

The Board noted that the Advisor does not have any soft dollar arrangements and does not realize any other tangible benefits in connection with its management of the Funds.  The Board believed that the Funds generally benefit from their association with the Advisor and the use of the “Baird” name.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Baird Aggregate Bond Fund and Baird Core Plus Bond Fund were 0.41% and 1.30%, respectively.

Other Information Applicable to Foreign Shareholders Only

The Baird Short-Term Bond Fund hereby designates 99.97% of its ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

(This Page Intentionally Left Blank.)

BAIRD FUNDS, INC.
PRIVACY POLICY

This disclosure is being made pursuant to Regulation S-P concerning the Fund’s privacy policy. It is our policy to protect the privacy and security of your personal and financial information.  We treat your information as confidential and recognize the importance of protecting access to it.

We protect your privacy and treat as confidential any personal or financial information about you that we receive.

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

We do not sell any of your information to third parties.  We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as requested or authorized by the current or former shareholder, as necessary to process a transaction or service an account, as requested by regulatory authorities or as otherwise permitted or required by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.  We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Frederick P. Stratton, Jr.
Cory L. Nettles
Marlyn J. Spear

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Grant Thornton LLP
175 West Jackson Boulevard, 13th Floor
Chicago, IL 60604

Annual Report - Baird Funds

December 31, 2009

Baird LargeCap Fund
Baird MidCap Fund

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds, Inc.
1-866-442-2473
www.bairdfunds.com

February 26, 2010

Dear Shareholder,

We appreciate the confidence and trust that you have placed in our experienced investment team to help you achieve your financial goals.  We are pleased to report that net assets of the eight mutual funds in our family have grown to more than $3.6 billion as of the end of 2009, an increase of more than 83% compared to the prior year.

In this Annual Report we review the markets in 2009 and the performance and composition of the Baird LargeCap and MidCap Funds.  We are pleased with the performance of the Funds in 2009 and feel that patience was rewarded as unprecedented market volatility and pricing dislocation subsided.  Thank you again for choosing Baird Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2009 Economic and Stock Market Commentary

U.S. equities posted strong gains in 2009 with the Dow Jones Industrial Average rising 22.7% and the S&P 500® advancing 26.5%.  Growth stocks generally outpaced the broader indices with the Russell 1000® Growth Index rising 37.2% and the Russell Midcap® Growth Index leading the way, up 46.3%.  The road to such a strong year was anything but smooth.  Simply put, the equity markets followed the prevailing theme behind economic discussions, which evolved from worry about a 1930s-like depression in the first quarter, to a drawn-out recession, to recovery – all within a year.

Ultimately the coordinated policy moves by central banks, which created massive stimulus, allowed healing to begin in most economies.  Signs emerged in the latter half of 2009 and suggested that economic healing was underway.  They included: a positively sloping yield curve, emerging market economic growth, a sharp rebound in corporate profits, and recovery in the leading economic indicators such as the Purchasing Managers Index.  Furthermore, home prices turned positive and continuing unemployment claims began declining.  These data points were reflected in the pattern of quarterly GDP growth, which bottomed at a striking -6.4% in the first quarter and then proceeded to improve each quarter.  The initial report for the fourth quarter was positive growth of 5.7%.  The transition from stimulus mode to sustainable economic growth is critical as we move into 2010.

Gains in 2009 equity prices were broad-based with all S&P 500 sectors showing positive returns.  In fact, with the exception of the more defensive utilities and telecommunications sectors, double-digit gains were the norm.  Technology stocks led the way as the sector’s higher-risk cyclical businesses and the large, established companies yielded very strong returns.  The average technology stock, setting aside the influence of market capitalization, rose 71% in 2009.

The anticipatory nature of the market was evident when considering the return profile difference between consumer discretionary and consumer staples stocks.  Both sectors provided positive returns, but the larger and more defensive nature of the staples companies resulted in the sector lagging the broader market as it rebounded along with improving economic data.  Consumer discretionary stocks, including retail, media, and auto-related companies, exhibited typical early-cycle behavior and advanced sharply, even before GDP growth turned positive.

The health care sector was more volatile than normal due to the continued uncertainty surrounding health care reform.  As the debate evolved during the year and a more modest reform profile started to take hold, sector performance improved.  Energy and materials stocks, which, unlike health care, tend to move in a more volatile fashion, proved to be good areas for investment.  As commodities prices rebounded during 2009, the stocks in these two sectors followed suit.

Financials rebounded from devastating returns in 2008, but the damage to investor confidence lingered as there was still ample weakness in the sector.  The concern about credit losses and questions about capital adequacy continued to hurt the performance of regional bank stocks.  Larger, more diversified financial companies, including those with market related fee businesses, performed much better.

From an equity market standpoint, we wouldn’t be surprised if most investors are happy to leave the past decade behind.  The challenge of absorbing two recessions, which followed the bursting of bubbles in technology stocks and then house prices, proved too much to overcome.  The broad S&P 500 index closed the decade 24% lower than it began.

2009 Economic and Stock Market Commentary

Economic Outlook

We remain encouraged by the continuing rise in the GDP consensus forecast.  The fourth quarter’s initial report far exceeded the consensus estimate of 3.0%, which was up from 2.2% just a few months earlier.  The current GDP forecasts for both the first quarter of 2010 and full year stand at approximately 2.7%.  Importantly, we expect many of the trends mentioned above to continue well into 2010, driving upside to corporate profits, estimates of GDP growth, and stock prices.

While the positive trends are favorable for the economy and markets, we remain concerned about overall employment, real estate (especially commercial), and the need/timing of Federal Reserve actions to drain liquidity from the system.  Note that based on history, we should be seeing even greater GDP growth – on the order of 8% – after such as sharp downturn.  The 2.7% consensus estimate for 2010 is indicative of natural conservatism coming out of such a destructive period, but also due to real structural headwinds that we face.  These include high unemployment, still lofty consumer leverage, and the prospect for growing fiscal deficits.

Overall, we think the current economic backdrop and reasonable market valuation are supportive of higher stock prices.  That said, we expect the pace of advancement will moderate relative to 2009 and periods of heightened volatility will occur.  As the bull market has matured it has gathered more believers, but a fair amount of skepticism remains.  There continues to be political and economic uncertainty ahead.  However, cyclical forces will likely overwhelm structural challenges and markets often rise even in the face of long-term uncertainty.  We remain optimistic about the outlook for economic and profit growth in the coming year and we believe we have our Funds positioned accordingly.

Baird LargeCap Fund

December 31, 2009

Portfolio Managers’ Commentary

For the year ended December 31, 2009, the LargeCap Fund’s Institutional Class shares posted a total return of 36.27% (35.79% for the Investor Class shares), as compared to a return of 37.21% for the Russell 1000® Growth Index, the LargeCap Fund’s primary benchmark.

During the course of 2009 we adjusted the Fund’s exposure to benefit from an economic recovery, and we added to energy, industrial, and financials, using the proceeds from gains generated in our retail and technology holdings.  The Fund responded well during the first three quarters of the year, ahead of the target index by about 300 basis points.  The sharp fourth quarter rise in the target index proved a more difficult environment.  While the Fund advanced 4.9% in the final quarter, it trailed the index by approximately 390 basis points, resulting in a shortfall for the year.  Overall, we were pleased with the positive absolute return in 2009 and the way the Fund responded during the volatility experienced in the first quarter and strong rebound over the balance of the year.

The Fund’s overall exposure to the consumer discretionary (overweight) and staples (underweight) sectors was helpful throughout the year as the combined exposure added just over 100 basis points to the Fund’s relative performance.  The consumer discretionary sector outperformed the Russell 1000® Growth Index, while the consumer staples sector underperformed the index. In the consumer discretionary sector, the Fund’s performance benefitted from the strong advance made by Amazon, Johnson Controls, and Kohl’s.  As the year progressed the Fund lowered its exposure to the discretionary sector given its price strength.  In particular, we trimmed several retail and related companies and worked toward a more diverse mix of companies.  Many of the stocks in this sector display early cycle characteristics and move in anticipation of economic improvement. The Fund benefitted by carrying a low relative weight in the staples sector as many companies in this group are very large, provide relatively slow growth and tend to underperform in an economic recovery.

Regarding health care, we highlighted our concern throughout the year that the push for industry reform out of Washington, D.C. presented a risk to health care stocks.  As a result, the Fund held fewer health care companies than what might be typical and this sector underweight assisted relative performance.  However, as we moved through the fourth quarter we adjusted our thinking and began to add to our health care holdings.  Our view was that even though a reform bill became more likely, key provisions in the plan took shape, and we were better able to analyze the fundamental impact of change on individual companies.

The Fund’s technology stocks produced the largest drag on relative performance for the year, approximately 300 basis points.  In general, many of the Fund’s holdings performed well but did not keep pace with the sector’s sharp rise.  Technology stocks led the market advance for the year.  As we look at factors that impeded performance, two things stand out.  First, many of the largest technology companies performed very well during the year; and second, many of the smaller and highly cyclical business models provided substantial returns.  This combination presented a challenge for the Fund given its focus on finding high-quality companies with consistent performance, yet with market capitalizations not so large as to impede the potential for strong long-term growth.  We were pleased to see several of the Fund’s larger holdings, Google, Corning and EMC, perform well fundamentally and be rewarded in the market.  We trimmed back our holdings in the semiconductor industry as many of the stocks in this area experienced robust price moves during the year.

Baird LargeCap Fund

The financial services sector was a modest drag on relative performance during 2009.  State Street and Northern Trust, which carry relatively low credit risk, produced reasonable earnings for the October reporting cycle; however, they were not good enough for the market and the share prices declined while the average financial stock advanced in the fourth quarter.  We still like these businesses for the long haul and expect their earnings will improve through 2010.

The Fund’s combined exposure to the energy and materials sectors provided a solid contribution to its relative performance.  Attribution analysis points to strong stock selection in each of these sectors as the broad oil and gas services companies performed well during the year.  In addition, investments targeted to take advantage of emerging global growth, particularly Posco and Freeport McMoran, proved to be timely.

The Fund’s higher relative weight in the industrial sector proved to be a headwind for performance and lagged the benchmark by approximately 100 basis points.  The improvement in GDP during the year, which followed signs of increased industrial activity, did not translate to better stock price performance out of this group.  We added to the Fund’s existing holdings on price weakness as we believe the economy is recovering ahead of most estimates.  We’ve either been wrong or just early on our industrial sector positioning.  We will actively monitor signs of industrial activity and the earnings progress of each company and adjust the portfolio holdings accordingly.

The LargeCap Fund remained consistently positioned below the average market cap of the target index.  We continue to believe that developing large capitalization companies provide the most attractive growth profile for long-term investors.  We will continue to operate with a fundamental focus and dedication to our investment process.

Portfolio Managers:

Douglas E. Guffy
Ken Hemauer, CFA
J. Bary Morgan, CFA

Baird LargeCap Fund

A December 31, 2009 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 1000® Growth Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**
Baxter International, Inc.	3.6%
Google, Inc. - Class A	3.1%
Danaher Corporation	3.0%
Hewlett-Packard Company	3.0%
Praxair, Inc.	2.8%
Southwestern Energy Company	2.7%
Corning Incorporated	2.7%
Express Scripts, Inc.	2.7%
Allergan, Inc.	2.7%
Ecolab, Inc.	2.7%

Net Assets:	$21,088,687
Portfolio Turnover Rate:	58.7%
Number of Equity Holdings:	54

Annualized Portfolio Expense Ratio:***
INSTITUTIONAL CLASS:	0.75%
INVESTOR CLASS:	1.00%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2009.

**	Percentages shown in parentheses relate to the Fund’s total equity investments as of December 31, 2009, and may not add up to 100% due to rounding.
***
The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.75% of average daily net assets for the Institutional Class shares and 1.00% of average daily net assets for the Investor Class shares, at least through April 30, 2011.

****	Includes 0.25% 12b-1 fee.

Baird LargeCap Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (9/29/00), assuming reinvestment of all distributions.

Baird LargeCap Fund

Average Annual Total Returns

For the Periods Ended December 31, 2009	One Year	Five Years	Since Inception(1)
Institutional Class Shares	36.27%	-0.91%	-2.55%
Investor Class Shares	35.79%	-1.15%	-2.80%
Russell 1000® Growth Index(2)	37.21%	1.63%	-4.16%

(1)	For the period from September 29, 2000 (commencement of operations) through December 31, 2009.
(2)
The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in the index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird LargeCap Fund

Schedule of Investments December 31, 2009

Shares		Value

COMMON STOCKS – 98.7%

Aerospace & Defense – 2.0%
8,569	ITT Industries, Inc.@	$426,222

Air Freight & Logistics – 2.6%
9,307	C.H. Robinson
	Worldwide, Inc.	546,600

Auto Components – 0.7%
5,415	Johnson Controls, Inc.	147,505

Biotechnology – 1.2%
5,912	Gilead Sciences, Inc.*	255,871

Capital Markets – 4.7%
1,445	The Goldman
	Sachs Group, Inc.	243,974
3,044	Northern Trust Corporation	159,506
6,866	State Street Corporation	298,946
5,414	T. Rowe Price Group, Inc.	288,295
		990,721
Chemicals – 5.4%
12,605	Ecolab, Inc.	561,931
7,238	Praxair, Inc.	581,284
		1,143,215
Commercial Banks – 1.0%
7,775	Wells Fargo & Company	209,847

Communications Equipment – 9.2%
29,323	Corning Incorporated	566,227
20,000	Juniper Networks, Inc.*@	533,400
6,875	QUALCOMM
	Incorporated	318,038
7,850	Research In
	Motion Limited* f @	530,189
		1,947,854
Computers & Peripherals – 5.5%
30,481	EMC Corporation*	532,503
12,150	Hewlett-Packard Company	625,847
		1,158,350
Diversified Financial Services – 2.2%
11,209	J.P. Morgan Chase & Co.	467,079

Diversified Supply Services – 1.3%
11,610	Iron Mountain
	Incorporated*@	264,244

Electrical Equipment – 4.2%
21,275	ABB Limited – ADR f *	406,353
10,982	Emerson Electric
	Company	467,833
		874,186

Electronic Equipment & Instruments – 1.6%
11,025	Agilent Technologies, Inc.*	342,547

Energy Equipment & Services – 1.7%
5,587	Schlumberger Limited f	363,658

Food & Staples Retailing – 2.9%
4,365	Costco Wholesale
	Corporation	258,277
12,946	Sysco Corporation	361,711
		619,988

Health Care Equipment & Supplies – 6.0%
12,816	Baxter International, Inc.	752,043
34,825	Boston Scientific
	Corporation*	313,425
4,125	Stryker Corporation	207,776
		1,273,244

Health Care Providers & Services – 3.6%
6,525	Express Scripts, Inc.*	564,086
6,375	UnitedHealth
	Group Incorporated	194,310
		758,396
Hotels, Restaurants & Leisure – 0.7%
7,850	International
	Game Technology	147,345

Internet & Catalog Retail – 1.0%
1,583	Amazon.com, Inc.*@	212,945

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund

Schedule of Investments December 31, 2009

Shares		Value

COMMON STOCKS – 98.7% (cont.)

Internet Software & Services – 3.1%
1,049	Google, Inc. – Class A*@	$650,359

IT Services – 4.3%
7,900	Infosys Technologies
	Limited – ADR f	436,633
24,583	Western Union Company	463,390
		900,023
Life Sciences Tools & Services – 2.0%
8,821	Thermo Fisher
	Scientific, Inc.*	420,673

Machinery – 4.7%
8,417	Danaher Corporation	632,958
7,259	Illinois Tool Works, Inc.	348,360
		981,318
Media – 1.5%
9,730	The Walt Disney Co.@	313,793

Metals & Mining – 1.6%
2,550	POSCO – ADR f	334,305

Multiline Retail – 4.1%
7,210	Kohl’s Corporation*	388,835
9,695	Target Corporation	468,947
		857,782
Oil, Gas & Consumable Fuels – 4.1%
4,810	Anadarko Petroleum
	Corporation	300,240
11,825	Southwestern
	Energy Company*	569,965
		870,205
Personal Products – 0.7%
3,240	The Estee Lauder
	Companies Inc. – Class A	156,686

Pharmaceutical – 2.7%
8,925	Allergan, Inc.	562,364

Semiconductor & Semiconductor Equipment – 4.9%
18,365	Altera Corporation@	415,600
11,000	Applied Materials, Inc.	153,340
7,732	Broadcom Corporation –
	Class A*@	243,171
8,237	Texas Instruments
	Incorporated@	214,656
		1,026,767
Software – 2.3%
13,380	Adobe Systems,
	Incorporated*@	492,116

Specialty Retail – 3.6%
10,150	O ’Reilly Automotive, Inc.*	386,918
15,404	Staples, Inc.	378,784
		765,702

Trading Companies & Distributors – 1.6%
7,972	Fastenal Company@	331,954
	Total Common Stocks
	(Cost $17,453,864)	20,813,864

SHORT-TERM INVESTMENTS – 2.8%

Money Market Mutual Funds – 2.8%
208,591	Dreyfus Institutional
	Cash Advantage
	Fund, 0.13%«	208,591
379,966	Short-Term Investment
	Company Liquid Assets
	Portfolio – AIM
	Fund, 0.18%«	379,966
	Total Short-Term
	Investments
	(Cost $588,557)	588,557

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund

Schedule of Investments December 31, 2009

Principal
Amount		Value

INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 21.7%
Commercial Paper – 0.6%
$216,381	Atlantic East
	Funding LLC,
	3.059%, 03/25/10 † **	$126,491
	Total Commercial Paper	126,491

Shares
Investment Companies – 21.1%
4,418,575	Mount Vernon
	Securities Lending Trust
	Prime Portfolio, 0.20%«	4,418,575
44,854	Reserve Primary Fund † **	37,834
	Total Investment
	Companies	4,456,409
	Total Investments Purchased
	with Cash Proceeds from
	Securities Lending
	(Cost $4,679,810)	4,582,900
	Total Investments
	(Cost $22,722,231)
	– 123.2%	25,985,321

Assets Relating to Securities
Lending (Note 6) – 0.5%
	Support Agreement * # **	86,055
	Cash Contribution
	from Transfer Agent/
	Administrator ‡	8,642
	Total (Cost $0)	94,697
	Liabilities in Excess of
	Other Assets – (23.7)%	(4,991,331)
	TOTAL NET
	ASSETS – 100.0%	$21,088,687

*	Non-Income Producing
**	Illiquid
@	This security or a portion of this security is out on loan at December 31, 2009.
f	Foreign Security
«	7-Day Yield
†	Priced at fair value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
#
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover potential losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

‡
Pursuant to a loss reimbursement agreement, the Fund’s transfer agent and administrator made a cash contribution to the Fund to cover anticipated losses realized from the Fund’s ownership of shares of the Reserve Primary Fund, which investment was made by the Fund’s securities lending agent.

The accompanying notes are an integral part of these financial statements.

Baird LargeCap Fund

Summary of Fair Value Exposure at December 31, 2009

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period.  These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in pricing the security).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Baird LargeCap Fund

Summary of Fair Value Exposure at December 31, 2009

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Aerospace & Defense	$426,222	$—	$—	$426,222
Air Freight & Logistics	546,600	—	—	546,600
Auto Components	147,505	—	—	147,505
Biotechnology	255,871	—	—	255,871
Capital Markets	990,721	—	—	990,721
Chemicals	1,143,215	—	—	1,143,215
Commercial Banks	209,847	—	—	209,847
Communications Equipment	1,947,854	—	—	1,947,854
Computers & Peripherals	1,158,350	—	—	1,158,350
Diversified Financial Services	467,079	—	—	467,079
Diversified Supply Services	264,244	—	—	264,244
Electrical Equipment	874,186	—	—	874,186
Electronic Equipment & Instruments	342,547	—	—	342,547
Energy Equipment & Services	363,658	—	—	363,658
Food & Staples Retailing	619,988	—	—	619,988
Health Care Equipment & Supplies	1,273,244	—	—	1,273,244
Health Care Providers & Services	758,396	—	—	758,396
Hotels, Restaurants & Leisure	147,345	—	—	147,345
Internet & Catalog Retail	212,945	—	—	212,945
Internet Software & Services	650,359	—	—	650,359
IT Services	900,023	—	—	900,023
Life Science Tools & Services	420,673	—	—	420,673
Machinery	981,318	—	—	981,318
Media	313,793	—	—	313,793
Metals & Mining	334,305	—	—	334,305
Multiline Retail	857,782	—	—	857,782
Oil, Gas & Consumable Fuels	870,205	—	—	870,205
Personal Products	156,686	—	—	156,686
Pharmaceutical	562,364	—	—	562,364
Semiconductor & Semiconductor Equipment	1,026,767	—	—	1,026,767
Software	492,116	—	—	492,116
Specialty Retail	765,702	—	—	765,702
Trading Companies & Distributors	331,954	—	—	331,954
Total Equity	20,813,864	—	—	20,813,864
Short-Term Investments
Money Market Mutual Funds	588,557	—	—	588,557
Total Short-Term Investments	588,557	—	—	588,557
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	126,491	—	126,491
Money Market Mutual Funds	4,418,575	—	37,834	4,456,409
Total Investments Purchased with
Cash Proceeds from Securities Lending	4,418,575	126,491	37,834	4,582,900
Total Investments	$25,820,996	$126,491	$37,834	$25,985,321
Other Assets Relating to Securities Lending Investments	8,642	86,055	—	94,697

Baird LargeCap Fund

Summary of Fair Value Exposure at December 31, 2009

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$109,173
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1,622
Net purchases (sales)	(72,961)
Transfers in and/or out of Level 3 *	—
Balance as of December 31, 2009	$37,834

*
The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period.  Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

Baird MidCap Fund

December 31, 2009

Portfolio Managers’ Commentary

The year 2009 saw strong returns for investors following the tumultuous events of 2008 and early 2009.  We saw a return to normalcy, with liquidity re-established in bond markets, stabilization of the financial system, and economic stimulus providing a positive backdrop for stock market gains.

During the course of the year, the MidCap Fund reduced its exposure to more defensive areas that we had favored during the period of economic decline and added to more economically cyclical holdings, as the combination of earnings visibility, low inflation and investor sentiment steadily improved. In the strong market comeback of 2009, the MidCap Fund’s Institutional Class shares rose 40.90% (40.52% for the Investor Class shares).  However, the Fund’s Institutional Class shares lagged its primary benchmark, the Russell MidCap® Growth Index, by 5.39%, largely due to the strong performance (not atypical in a sharp market rebound) of debt-laden and lower return-on-equity businesses that fall outside of the Fund’s focus on quality companies.

The lower-quality rebound was prevalent in the materials & processing sector.  While the Fund’s holdings in materials rose 19.4%, the sector’s index components rose 55.3%, largely due to a large increase in chemical stocks and reflecting commodities price increases.  The Fund generally focuses on businesses with unique competitive advantages, which tends to limit its holdings in commodity-oriented companies.  True to form, the Fund’s holdings in such market-share leaders and stable businesses as Airgas (a leading industrial gas distributor), Aptar Group (specialized packaging components), Ecolab (restaurant sanitation supplies) and Watsco (building products) lagged the raw commodity producers.

On the other hand, a focus on quality names aided the Fund in the consumer discretionary sector, where the Fund’s holdings rose 62.6% against the benchmark’s 49.2%.  Within the consumer discretionary sector, retail/apparel companies J. Crew, Urban Outfitters, Phillips Van Heusen and Dick’s Sporting Goods delivered strong performance as investors began anticipating a rebound in retail.  Another beneficiary of the turn in the economy were advertising companies, which rose as cyclical winds shifted in the first half of 2009, with outdoor advertiser Lamar delivering strong stock performance for the Fund.  Slot machine maker WMS delivered strong returns within the casinos and gambling sub-sector.  Several other sub-sectors within consumer discretionary delivered mixed performance.  We did successfully sidestep several weak areas, including education (we owned Strayer but sold mid-year).  Two diverse companies with automotive exposure (Johnson Controls and LKQ) helped the Fund as this sub-sector began to recover.

The Fund’s financial sector names (up 19.7%) also lagged the benchmark, which rose 36.4%.  After a universally dismal 2008, the financial sector began to move beyond 2008’s woes, but performance was widely differentiated by type of institution.  The asset managers rocketed higher, and our holdings in T. Rowe, Eaton Vance and Invesco contributed positively to performance. The financial data processing sub-sector also performed well, and the Fund benefitted from holdings in Alliance Data and Global Payments.  The regional banks, however, continued to struggle (lagging the performance of money center banks).

Technology stocks delivered strong gains in 2009, benefiting from better-than-expected corporate spending on IT and reflecting technology’s role as a driver of employee productivity.  The Fund’s technology holdings rose 74.6%, slightly ahead of the index’s increase of 72.3%.  Consumer electronics also remains a favorite item of consumers, driving stock performance of certain stocks (e.g., sound quality developer Dolby).  Strong performance from software & services businesses

Baird MidCap Fund

(up 107.5% vs. index up 59.5%), including holdings in Salesforce.com, Citrix, F5 and Akamai, offset weaker results from semiconductors and electrical components stocks.  The computer technology sub-sector rose over 179% during 2009, and while we owned NetApp (up 146%) we missed a strong move in the disk drive makers.  The same is true for communications technology and equipment, which delivered strong gains but where the Fund had no exposure.

With our move towards economically cyclical sectors that would benefit in a recovery, we established underweight positions in two defensive sectors, health care and consumer staples.  This proved a good move, with the low allocation to these relatively weaker sectors aiding fund performance.  Returns from individual stocks within health care were mixed:   medical equipment makers Thoratec and Nuvasive performed poorly despite solid business fundamentals, while veterinary hospital operator VCA Antech was a strong performer.  In consumer staples, Hain Celestial executed poorly, and was sold, while a late-year buyout offer for personal care products maker Chattem, from Sanofi-Aventis, boosted performance.

The improvement in industrial activity and GDP growth during the year did not translate to strong stock price action for the producer durables sector, which chalked up weak relative performance during 2009.  The Fund saw weaker performance from scientific instruments names, offset by stronger performance from trucker JBHunt and a more than doubling of the shares of mining equipment company Bucyrus.  We expect to see stronger performance from industrials in 2010 as prudent restructuring and cost cutting over the last couple of years should translate into better operating leverage and stock performance.

The Fund’s average cash position was 3.4% during 2009, costing about 2.21% in relative performance given strong market performance.

The MidCap Fund remained consistently positioned in favor of high-quality names that can deliver attractive returns with lower volatility than the stocks comprising the target index.  We have positioned the Fund for the modest growth we expect in 2010, with attention to particular businesses that should demonstrate better rebound in profitability and stronger growth than peers.  We will continue to operate with a fundamental focus and dedication to our investment process.

Portfolio Managers:

Carla N. Cooper, CFA
J. Bary Morgan, CFA
Charles F. Severson, CFA

Baird MidCap Fund

A December 31, 2009 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell Midcap® Growth Index is shown below.

Top 10 Holdings*			Equity Sector Analysis**
NetApp, Inc.	3.0%
Alliance Data Systems Corporation	2.7%
Lamar Advertising Co. - Class A	2.5%
Church & Dwight Co., Inc.	2.5%
O ’Reilly Automotive, Inc.	2.5%
ANSYS, Inc.	2.4%
Life Technologies Corporation	2.3%
Varian Semiconductor
Equipment Associates, Inc.	2.3%
Global Payments Inc.	2.3%
Tractor Supply Company	2.2%

Net Assets:	$27,090,434
Portfolio Turnover Rate:	61.3%
Number of Equity Holdings:	55

Annualized Portfolio Expense Ratio:***
INSTITUTIONAL CLASS:	0.85%
INVESTOR CLASS:	1.10%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2009.

**	Percentages shown in parentheses relate to the Fund’s total equity investments as of December 31, 2009, and may not add up to 100% due to rounding.
***
The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2011.

****	Includes 0.25% 12b-1 fee.

Baird MidCap Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (12/29/00), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (12/29/00), assuming reinvestment of all distributions.

Baird MidCap Fund

Average Annual Total Returns

For the Periods Ended December 31, 2009	One Year	Five Years	Since Inception(1)
Institutional Class Shares	40.90%	1.79%	1.99%
Investor Class Shares	40.52%	1.52%	1.75%
Russell Midcap® Growth Index(2)	46.29%	2.40%	0.52%

(1)	For the period from December 29, 2000 (commencement of operations) through December 31, 2009.
(2)
The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.  This index does not reflect any deduction for fees, expenses or taxes.  A direct investment in the index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird MidCap Fund

Schedule of Investments December 31, 2009

Shares		Value

COMMON STOCKS – 97.2%

Air Freight & Logistics – 0.9%
7,104	Expeditors International
	of Washington, Inc.@	$246,722

Capital Markets – 4.0%
12,521	Eaton Vance Corporation@	380,764
3,588	Greenhill & Co., Inc.	287,901
18,125	Invesco Limited f	425,756
		1,094,421
Chemicals – 3.7%
11,851	Airgas, Inc.	564,107
10,029	Ecolab, Inc.	447,093
		1,011,200
Commercial Services & Supplies – 2.5%
6,700	Manpower Inc.	365,686
5,815	Stericycle, Inc.*	320,814
		686,500
Communications Equipment – 3.6%
10,107	F5 Networks, Inc.*@	535,469
16,525	Plantronics, Inc.	429,319
		964,788
Computers & Peripherals – 3.0%
23,424	NetApp, Inc.*@	805,551

Construction & Engineering – 1.4%
12,698	Foster Wheeler Ltd* f	373,829

Containers & Packaging – 1.8%
13,397	AptarGroup, Inc.	478,809

Distributors – 1.9%
25,769	LKQ Corporation*	504,815

Diversified Supply Services – 1.0%
11,408	Iron Mountain
	Incorporated*@	259,646

Electrical Equipment – 2.0%
10,152	Roper Industries, Inc.	531,660

Electronic Component – 1.9%
10,685	Dolby Laboratories, Inc.*	509,995

Electronic Equipment &
Instruments – 2.0%
18,950	Plexus Corp.*	540,075

Energy Equipment & Services – 5.2%
13,632	Cameron International
	Corporation*	569,818
9,303	Oceaneering
	International, Inc.*	544,412
10,855	Smith International, Inc.	294,930
		1,409,160
Food Products – 1.4%
10,467	McCormick &
	Co., Incorporated	378,173

Health Care Equipment & Supplies – 4.6%
4,925	IDEXX Laboratories, Inc.*	263,192
18,075	NuVasive, Inc.*@	578,039
14,925	Thoratec Corporation*@	401,781
		1,243,012
Health Care Technology – 1.4%
18,001	MedAssets Inc.*	381,801

Hotels, Restaurants & Leisure – 3.5%
12,643	Buffalo Wild Wings Inc.*@	509,134
11,000	WMS Industries Inc.*@	440,000
		949,134
Household Products – 2.5%
11,343	Church &
	Dwight Co., Inc.	685,684

Internet Software & Services – 2.2%
23,625	Akamai
	Technologies, Inc.*@	598,421

IT Services – 6.8%
11,244	Alliance Data
	Systems Corporation*@	726,250
11,481	Global Payments Inc.	618,367
16,022	Paychex, Inc.	490,914
		1,835,531

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund

Schedule of Investments December 31, 2009

Shares		Value

COMMON STOCKS – 97.2% (cont.)

Life Sciences Tools & Services – 6.7%
19,976	ICON PLC – ADR* f	$434,078
9,675	Illumina, Inc.*@	296,539
12,144	Life Technologies
	Corporation*	634,281
4,350	Mettler-Toledo
	International Inc.*	456,707
		1,821,605
Machinery – 7.3%
8,820	Bucyrus International,
	Inc. – Class A@	497,184
15,188	Harsco Corporation	489,509
17,775	IDEX Corporation@	553,691
10,838	Wabtec Corporation@	442,624
		1,983,008
Media – 2.5%
22,150	Lamar Advertising
	Co. – Class A*	688,644

Oil, Gas & Consumable Fuels – 1.5%
16,858	Goodrich Petroleum
	Corporation*@	410,492

Personal Products – 1.0%
5,575	The Estee Lauder
	Companies Inc. – Class A	269,607

Road & Rail – 1.5%
12,795	J.B. Hunt Transport
	Services, Inc.@	412,895

Semiconductors & Semiconductor Equipment – 4.4%
19,188	Microchip Technology
	Incorporated@	557,603
17,582	Varian Semiconductor
	Equipment
	Associates, Inc.*@	630,842
		1,188,445
Software – 4.6%
15,000	ANSYS, Inc.*	651,900
8,108	Salesforce.com, Inc.*@	598,127
		1,250,027
Specialty Retail – 7.6%
14,081	Dick’s Sporting Goods, Inc.*	350,194
17,475	O ’Reilly Automotive, Inc.*	666,147
11,458	Tractor Supply Company*@	606,816
12,399	Urban Outfitters, Inc.*	433,841
		2,056,998
Trading Companies & Distributors – 2.8%
12,151	Fastenal Company@	505,968
5,275	Watsco, Inc.@	258,369
		764,337
	Total Common Stocks
	(Cost $21,433,180)	26,334,985

SHORT-TERM INVESTMENTS – 3.9%

Money Market Mutual Funds – 3.9%
570,256	Dreyfus Institutional Cash
	Advantage Fund, 0.13%«	570,256
485,550	Short-Term Investment
	Company Liquid Assets
	Portfolio – AIM
	Fund, 0.18%«	485,550
	Total Short-Term
	Investments
	(Cost $1,055,806)	1,055,806

Principal
Amount

INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 37.4%

Commercial Paper – 0.6%
$304,601	Atlantic East Funding LLC,
	3.059%, 03/25/10 † **	178,062
	Total Commercial Paper	178,062

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund

Schedule of Investments December 31, 2009

Shares		Value

INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING – 37.4% (cont.)

Investment Companies – 36.8%
9,916,303	Mount Vernon
	Securities Lending Trust
	Prime Portfolio, 0.20%«	$9,916,303
54,198	Reserve Primary Fund † **	45,716
	Total Investment
	Companies	9,962,019
	Total Investments Purchased
	with Cash Proceeds from
	Securities Lending
	(Cost $10,275,102)	10,140,081
	Total Investments
	(Cost $32,764,088)
	– 138.5%	37,530,872

Assets Relating to Securities
Lending (Note 6) – 0.5%
	Support Agreement * # **	121,139
	Cash Contribution
	from Transfer Agent/
	Administrator ‡	10,442
	Total (Cost $0)	131,581
	Liabilities in Excess of
	Other Assets – (39.0)%	(10,572,019)
	TOTAL NET
	ASSETS – 100.0%	$27,090,434

*	Non-Income Producing
**	Illiquid
@	This security or a portion of this security is out on loan at December 31, 2009.
f	Foreign Security
«	7-Day Yield
†	Priced at fair value by the Valuation Committee as delegated by the Baird Funds’ Board of Directors.
#
The Fund’s transfer agent and administrator and securities lending agent entered into a support agreement with the Fund to cover potential losses realized by the Fund on its investment in Atlantic East Funding, LLC (up to a certain amount), which investment was made by the Fund’s securities lending agent.

‡
Pursuant to a loss reimbursement agreement, the Fund’s transfer agent and administrator made a cash contribution to the Fund to cover anticipated losses realized from the Fund’s ownership of shares of the Reserve Primary Fund, which investment was made by the Fund’s securities lending agent.

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund

Summary of Fair Value Exposure at December 31, 2009

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period.  These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in pricing the security).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Baird MidCap Fund

Summary of Fair Value Exposure at December 31, 2009

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Air Freight & Logistics	$246,722	$—	$—	$246,722
Capital Markets	1,094,421	—	—	1,094,421
Chemicals	1,011,200	—	—	1,011,200
Commercial Services & Supplies	686,500	—	—	686,500
Communications Equipment	964,788	—	—	964,788
Computers & Peripherals	805,551	—	—	805,551
Construction & Engineering	373,829	—	—	373,829
Containers & Packaging	478,809	—	—	478,809
Distributors	504,815	—	—	504,815
Diversified Supply Services	259,646	—	—	259,646
Electrical Equipment	531,660	—	—	531,660
Electronic Component	509,995	—	—	509,995
Electronic Equipment & Instruments	540,075	—	—	540,075
Energy Equipment & Services	1,409,160	—	—	1,409,160
Food Products	378,173	—	—	378,173
Health Care Equipment & Supplies	1,243,012	—	—	1,243,012
Health Care Technology	381,801	—	—	381,801
Hotels Restaurants & Leisure	949,134	—	—	949,134
Household Products	685,684	—	—	685,684
Internet Software & Services	598,421	—	—	598,421
IT Services	1,835,531	—	—	1,835,531
Life Sciences Tools & Services	1,821,605	—	—	1,821,605
Machinery	1,983,008	—	—	1,983,008
Media	688,644	—	—	688,644
Oil, Gas & Consumable Fuels	410,492	—	—	410,492
Personal Products	269,607	—	—	269,607
Road & Rail	412,895	—	—	412,895
Semiconductor & Semiconductor Equipment	1,188,445	—	—	1,188,445
Software	1,250,027	—	—	1,250,027
Specialty Retail	2,056,998	—	—	2,056,998
Trading Companies & Distributors	764,337	—	—	764,337
Total Equity	26,334,985	—	—	26,334,985
Short-Term Investments
Money Market Mutual Funds	1,055,806	—	—	1,055,806
Total Short-Term Investments	1,055,806	—	—	1,055,806
Investments Purchased with Cash
Proceeds from Securities Lending
Commercial Paper	—	178,062	—	178,062
Money Market Mutual Funds	9,916,303	—	45,716	9,962,019
Total Investments Purchased with
Cash Proceeds from Securities Lending	9,916,303	178,062	45,716	10,140,081
Total Investments	$37,307,094	$178,062	$45,716	$37,530,872
Other Assets Relating to Securities Lending Investments	10,442	121,139	—	131,581

Baird MidCap Fund

Summary of Fair Value Exposure at December 31, 2009

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2008	$106,487
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1,960
Net purchases (sales)	(62,731)
Transfers in and/or out of Level 3 *	—
Balance as of December 31, 2009	$45,716

*
The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period.  Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

Baird Funds, Inc.

Additional Information on Fund Expenses December 31, 2009

Example
As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/09 – 12/31/09).

Actual Expenses
The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Baird Funds, Inc.

Additional Information on Fund Expenses December 31, 2009

Actual vs. Hypothetical Returns
For the Six Months Ended December 31, 2009

					Hypothetical (5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/09	12/31/09	Period(1)	12/31/09	Period(1)
Baird LargeCap Fund
Institutional Class	0.75%	$1,000.00	$1,201.20	$4.16	$1,021.42	$3.82
Investor Class	1.00%	$1,000.00	$1,198.90	$5.54	$1,020.16	$5.09

Baird MidCap Fund
Institutional Class	0.85%	$1,000.00	$1,245.10	$4.81	$1,020.92	$4.33
Investor Class	1.10%	$1,000.00	$1,242.00	$6.22	$1,019.66	$5.60

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

Baird Funds, Inc.

Statements of Assets and Liabilities December 31, 2009

	Baird LargeCap	Baird MidCap
	Fund	Fund
ASSETS:
Investments, at value (cost $22,722,231 and $32,764,088; respectively)	$25,985,321	$37,530,872
Support Agreement (Note 6)	86,055	121,139
Cash Contribution from Transfer Agent/Administrator (Note 6)	8,642	10,442
Dividends receivable	25,178	5,579
Interest receivable	118	149
Receivable for fund shares sold	—	200
Uninvested cash	713	1,600
Receivable from Advisor and Distributor	16,015	9,955
Prepaid expenses	7,041	7,054
Total assets	26,129,083	37,686,990
LIABILITIES:
Payable for collateral received for securities loaned	4,680,523	10,276,702
Payable for securities purchased	322,891	276,043
Payable for fund shares repurchased	—	3,082
Accrued expenses and other liabilities	36,982	40,729
Total liabilities	5,040,396	10,596,556
NET ASSETS	$21,088,687	$27,090,434
NET ASSETS CONSIST OF:
Capital stock	$23,296,547	$26,381,151
Distributions in excess of net investment income	(8,619)	(10,443)
Accumulated net realized loss on investments sold	(5,557,028)	(4,178,639)
Net unrealized appreciation on investments, support agreement
and cash contribution from Transfer Agent/Administrator	3,357,787	4,898,365
NET ASSETS	$21,088,687	$27,090,434
INSTITUTIONAL CLASS SHARES
Net Assets	$20,741,302	$25,513,554
Shares outstanding
($0.01 par value, unlimited shares authorized)	2,739,992	3,230,828
Net asset value, offering and redemption price per share	$7.57	$7.90
INVESTOR CLASS SHARES
Net Assets	$347,385	$1,576,880
Shares outstanding
($0.01 par value, unlimited shares authorized)	45,938	204,989
Net asset value, offering and redemption price per share	$7.56	$7.69

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Operations Year Ended December 31, 2009

	Baird	Baird
	LargeCap Fund	MidCap Fund
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $391 and $0, respectively)	$190,423	$176,078
Income from securities lending (Note 6)	28,599	70,026
Interest	3,858	3,885
Total investment income	222,880	249,989
EXPENSES:
Investment advisory fees	119,299	170,406
Administration fees	4,106	4,866
Shareholder servicing fees	15,495	15,299
Fund accounting fees	22,339	22,916
Professional fees	28,123	27,423
Federal and state registration	28,419	25,228
Directors fees	26,048	25,648
Custody fees	5,431	4,223
Reports to shareholders	5,177	6,083
Distribution fees – Investor Class Shares (Note 8)	754	3,899
Miscellaneous expenses	1,256	1,417
Total expenses	256,447	307,408
Expense reimbursement by Advisor (Note 5)	(118,040)	(110,382)
Total expenses	138,407	197,026
NET INVESTMENT INCOME	84,473	52,963

REALIZED AND UNREALIZED
GAIN / (LOSS) ON INVESTMENTS:
Net realized loss on investments	(1,409,994)	(909,792)
Change in unrealized appreciation/depreciation
on investments, support agreement and cash
contribution from Transfer Agent/Administrator	7,065,081	8,807,651
Net realized and unrealized gain on investments	5,655,087	7,897,859

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,739,560	$7,950,822

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird LargeCap Fund
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
OPERATIONS:
Net investment income	$84,473	$75,378
Net realized loss on investments	(1,409,994)	(2,680,501)
Change in unrealized appreciation/depreciation
on investments, support agreement and cash
contribution from Transfer Agent/Administrator	7,065,081	(8,322,225)
Net increase (decrease) in net assets resulting from operations	5,739,560	(10,927,348)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,781,312	2,906,588
Shares issued to holders in reinvestment of dividends	92,400	80,523
Cost of shares redeemed	(3,040,863)	(3,752,903)
Net decrease in net assets resulting
from capital share transactions	(1,167,151)	(765,792)

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(93,147)	(81,425)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(798)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,478,464	(11,774,565)

NET ASSETS:
Beginning of year	16,610,223	28,384,788
End of year (including distributions in excess of
net investment income and undistributed net
investment income of $(8,619) and $198, respectively)	$21,088,687	$16,610,223

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Statements of Changes in Net Assets

	Baird MidCap Fund
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
OPERATIONS:
Net investment income	$52,963	$10,353
Net realized loss on investments	(909,792)	(2,859,632)
Change in unrealized appreciation/depreciation
on investments, support agreement and cash
contribution from Transfer Agent/Administrator	8,807,651	(12,378,757)
Net increase (decrease) in net assets resulting from operations	7,950,822	(15,228,036)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,089,157	3,082,022
Shares issued to holders in reinvestment of dividends	62,353	14,311
Cost of shares redeemed	(2,675,075)	(9,527,280)
Net decrease in net assets resulting
from capital share transactions	(523,565)	(6,430,947)

DISTRIBUTIONS TO
INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(61,225)	(14,588)

DISTRIBUTIONS TO
INVESTOR CLASS SHAREHOLDERS:
From net investment income	(2,418)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,363,614	(21,673,571)

NET ASSETS:
Beginning of year	19,726,820	41,400,391
End of year (including distributions in excess of
net investment income of $(10,443) and $0, respectively)	$27,090,434	$19,726,820

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird LargeCap Fund – Institutional Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data:
Net asset value, beginning of year	$5.59	$9.33	$8.53	$8.33	$8.13
Income from investment operations:
Net investment income	0.03	0.03	0.02	0.04	0.04 (1)
Net realized and unrealized
gains (losses) on investments	1.98	(3.74)	0.80	0.20	0.24
Total from investment operations	2.01	(3.71)	0.82	0.24	0.28
Less distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.02)	(0.04)	(0.08)
Net asset value, end of year	$7.57	$5.59	$9.33	$8.53	$8.33
Total return	36.27%	(39.88%)	9.63%	2.89%	3.39%
Supplemental data and ratios:
Net assets, end of year	$20,741,302	$16,349,025	$27,644,009	$27,442,329	$27,375,626
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average
net assets (before waivers)	1.39%	1.17%	1.10%	1.12%	0.93%
Ratio of net investment income
to average net assets	0.46%	0.32%	0.25%	0.44%	0.46%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.18%)	(0.10%)	(0.10%)	0.07%	0.28%
Portfolio turnover rate(2)	58.7%	43.0%	72.2%	63.9%	28.6%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird LargeCap Fund – Investor Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data:
Net asset value, beginning of year	$5.59	$9.29	$8.50	$8.29	$8.09
Income from investment operations:
Net investment income	0.02	0.00 (1)	0.00 (1)	0.01	0.02 (2)
Net realized and unrealized
gains (losses) on investments	1.97	(3.70)	0.79	0.21	0.23
Total from investment operations	1.99	(3.70)	0.79	0.22	0.25
Less distributions:
Dividends from net investment income	(0.02)	—	—	(0.01)	(0.05)
Net asset value, end of year	$7.56	$5.59	$9.29	$8.50	$8.29
Total return	35.79%	(39.94%)	9.29%	2.64%	3.15%
Supplemental data and ratios:
Net assets, end of year	$347,385	$261,198	$740,779	$1,087,948	$2,400,525
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average
net assets (before waivers)	1.64%	1.42%	1.35%	1.37%	1.18%
Ratio of net investment income
to average net assets	0.21%	0.07%	0.00%	0.19%	0.21%
Ratio of net investment income (loss)
to average net assets (before waivers)	(0.43%)	(0.35%)	(0.35%)	(0.18%)	0.03%
Portfolio turnover rate(3)	58.7%	43.0%	72.2%	63.9%	28.6%

(1)	Amount is less than $0.005.
(2)	Calculated using average shares outstanding during the year.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird MidCap Fund – Institutional Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data:
Net asset value, beginning of year	$5.63	$9.62	$9.33	$11.12	$10.91
Income from investment operations:
Net investment income (loss)(1)	0.02	0.01	(0.01)	(0.02)	(0.02)
Net realized and unrealized
gains (losses) on investments	2.27	(3.99)	1.99	0.46	0.63
Total from investment operations	2.29	(3.98)	1.98	0.44	0.61
Less distributions:
Distributions from net investment income	(0.02)	(0.01)	—	—	—
Distributions from net realized gains	—	—	(1.69)	(2.23)	(0.40)
Total distributions	(0.02)	(0.01)	(1.69)	(2.23)	(0.40)
Net asset value, end of year	$7.90	$5.63	$9.62	$9.33	$11.12
Total return	40.90%	(41.53%)	20.89%	3.93%	5.56%
Supplemental data and ratios:
Net assets, end of year	$25,513,554	$18,163,034	$36,616,547	$32,057,214	$85,670,669
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average
net assets (before waivers)	1.34%	1.19%	1.11%	1.01%	0.98%
Ratio of net investment income (loss)
to average net assets	0.25%	0.06%	(0.06%)	(0.17%)	(0.21%)
Ratio of net investment loss
to average net assets (before waivers)	(0.24%)	(0.28%)	(0.32%)	(0.33%)	(0.34%)
Portfolio turnover rate(2)	61.3%	74.0%	72.3%	78.6%	77.4%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Financial Highlights

	Baird MidCap Fund – Investor Class
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data:
Net asset value, beginning of year	$5.49	$9.40	$9.17	$10.99	$10.82
Income from investment operations:
Net investment income (loss)(1)	0.00 (2)	(0.02)	(0.04)	(0.04)	(0.05)
Net realized and unrealized
gains (losses) on investments	2.21	(3.89)	1.96	0.45	0.62
Total from investment operations	2.21	(3.91)	1.92	0.41	0.57
Less distributions:
Distributions from net investment income	(0.01)	—	—	—	—
Distributions from net realized gains	—	—	(1.69)	(2.23)	(0.40)
Total distributions	(0.01)	—	(1.69)	(2.23)	(0.40)
Net asset value, end of year	$7.69	$5.49	$9.40	$9.17	$10.99
Total return	40.52%	(41.70%)	20.61%	3.73%	5.24%
Supplemental data and ratios:
Net assets, end of year	$1,576,880	$1,563,786	$4,783,844	$5,023,621	$4,506,947
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average
net assets (before waivers)	1.59%	1.44%	1.36%	1.26%	1.23%
Ratio of net investment income (loss)
to average net assets	0.00%	(0.19%)	(0.31%)	(0.42%)	(0.46%)
Ratio of net investment loss
to average net assets (before waivers)	(0.49%)	(0.53%)	(0.57%)	(0.58%)	(0.59%)
Portfolio turnover rate(3)	61.3%	74.0%	72.3%	78.6%	77.4%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

1.ORGANIZATION

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird LargeCap Fund and the Baird MidCap Fund (each a “Fund” and collectively the “Funds”), two of the eight portfolios comprising the Corporation.  Pursuant to the 1940 Act, the Funds are “diversified” series of the Corporation.  The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).

The Baird LargeCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on September 29, 2000. The Baird MidCap Fund commenced operations with the sale of both Institutional and Investor Class Shares on December 29, 2000. The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee up to 0.25%.

The Baird LargeCap Fund seeks long-term growth of capital through investments in equity securities of large-capitalization companies.  Dividend income is a secondary consideration.

The Baird MidCap Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

On December 31, 2009, shareholders affiliated with the Advisor held 82.1% of the Institutional Class shares of the Baird LargeCap Fund and 35.8% of the Institutional Class shares of the Baird MidCap Fund.  These shareholders included the Advisor’s participant-directed retirement and deferred compensation plans and the Baird Foundation.

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing NAV, to value their portfolio securities using market quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, IDC, the Funds’ independent pricing service, does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews.  In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sale price.  Securities traded on

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

2.SIGNIFICANT ACCOUNTING POLICIES (cont.)

NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price.  Debt securities are valued by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost plus or minus any amortized discount or premium.  Investments in mutual funds are valued at their stated net asset value.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative pricing services or, if the broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAV may fluctuate significantly from day to day or from period to period.

In January, 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 will require new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). Management is currently evaluating the effect that the adoption of ASU 2010-06 will have on the Funds’ financial statements.

b)
Foreign Securities – Foreign securities are defined as securities issued by companies that are organized outside the United States.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  Occasionally, events that affect those values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.  All of the foreign securities owned by the Funds as of December 31, 2009 are traded on the New York Stock Exchange or NASDAQ.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

2.SIGNIFICANT ACCOUNTING POLICIES (cont.)

c)
Federal Income Taxes – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2009, or for any other tax years which are open for exam. As of December 31, 2009, open tax years include the tax years ended December 31, 2006 through 2009. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

d)	Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized gains, if any, are declared and paid at least annually.

e)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses, and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the series of the Corporation in proportion to their assets.

f)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)
Other – Investment and shareholder transactions are recorded on trade date.  The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified in the capital accounts.

h)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and this would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

3.CAPITAL SHARE TRANSACTIONS

The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

BAIRD LARGECAP FUND
	Year Ended			Year Ended
	December 31, 2009			December 31, 2009
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	300,413	$1,776,312	Shares sold	962	$5,000
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	11,991	91,610	reinvestment of dividends	103	790
Shares redeemed	(496,682)	(3,027,939)	Shares redeemed	(1,882)	(12,924)
Net decrease	(184,278)	$(1,160,017)	Net decrease	(817)	$(7,134)
Shares Outstanding:			Shares Outstanding:
Beginning of year	2,924,270		Beginning of year	46,755
End of year	2,739,992		End of year	45,938

	Year Ended			Year Ended
	December 31, 2008			December 31, 2008
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	395,392	$2,875,596	Shares sold	3,893	$30,992
Shares issued to			Shares redeemed	(36,862)	(306,565)
reinvestment of			Net decrease	(32,969)	$(275,573)
dividends	14,995	80,523	Shares Outstanding:
Shares redeemed	(449,499)	(3,446,338)	Beginning of year	79,724
Net decrease	(39,112)	$(490,219)	End of year	46,755
Shares Outstanding:
Beginning of year	2,963,382
End of year	2,924,270

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

3.CAPITAL SHARE TRANSACTIONS (cont.)

BAIRD MIDCAP FUND

	Year Ended			Year Ended
	December 31, 2009			December 31, 2009
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	303,859	$1,923,629	Shares sold	27,902	$165,528
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of dividends	7,535	60,274	reinvestment of dividends	266	2,079
Shares redeemed	(308,585)	(1,980,871)	Shares redeemed	(108,085)	(694,204)
Net increase	2,809	$3,032	Net decrease	(79,917)	$(526,597)
Shares Outstanding:			Shares Outstanding:
Beginning of year	3,228,019		Beginning of year	284,906
End of year	3,230,828		End of year	204,989

	Year Ended			Year Ended
	December 31, 2008			December 31, 2008
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	376,048	$2,765,434	Shares sold	41,456	$316,588
Shares issued to			Shares redeemed	(265,423)	(1,884,193)
shareholders in			Net decrease	(223,967)	$(1,567,605)
reinvestment of			Shares Outstanding:
distributions	2,660	14,311	Beginning of year	508,873
Shares redeemed	(955,817)	(7,643,087)	End of year	284,906
Net decrease	(577,109)	$(4,863,342)
Shares Outstanding:
Beginning of year	3,805,128
End of year	3,228,019

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

4.INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

During the year ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Baird	Baird
	LargeCap Fund	MidCap Fund
Purchases:	$10,257,802	$13,423,114
Sales:	$11,062,378	$14,078,773

At December 31, 2009, accumulated earnings/losses on a tax basis were as follows:

	Baird	Baird
	LargeCap	MidCap
	Fund	Fund
Cost of Investments	$22,958,571	$32,830,068
Gross unrealized appreciation	$3,809,672	$5,985,013
Gross unrealized depreciation	(688,225)	(1,152,628)
Net unrealized appreciation	$3,121,447	$4,832,385
Undistributed ordinary income	$23	$—
Undistributed long-term capital gain	—	—
Total distributable earnings	$23	$—
Other accumulated losses	$(5,329,330)	$(4,123,102)
Total accumulated earnings (losses)	$(2,207,860)	$709,283

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items.  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2009, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid In Capital
Baird LargeCap Fund	655	—	(655)
Baird MidCap Fund	237	—	(237)

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the year ended December 31, 2009, the Baird MidCap Fund elected to defer capital losses occurring between November 1, 2009 and December 31, 2009 in the amount of $160,090.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

4.INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (cont.)

At December 31, 2009, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover	Year of Expiration
Baird LargeCap Fund	$215,870	2011
	$1,167,011	2012
	$929,167	2016
	$3,017,282	2017

Baird MidCap Fund	$1,092,134	2016
	$2,870,878	2017

To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers.  During the year ended December 31, 2009, the Funds did not utilize any capital loss carryovers from previous years.

During the year ended December 31, 2009, the Funds paid the following dividends:

	Ordinary Income Dividends	In Excess of Ordinary Income
Baird LargeCap Fund	$93,945	—
Baird MidCap Fund	$59,171	$4,472

During the year ended December 31, 2008, the Funds paid the following dividends:

Ordinary Income Dividends
Baird LargeCap Fund	$81,425
Baird MidCap Fund	$14,588

5.INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.65% for the Baird LargeCap Fund and 0.75% for the Baird MidCap Fund as applied to the respective Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Funds.

For the year ended December 31, 2009 and through April 30, 2010, the Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Funds’ operating expenses (exclusive of brokerage, taxes, and extraordinary expenses) to the extent necessary to ensure that each Fund’s annual operating expenses do not exceed the following percentages of average daily net assets:

	Institutional Class Shares	Investor Class Shares
Baird LargeCap Fund	0.75%	1.00%
Baird MidCap Fund	0.85%	1.10%

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

5.INVESTMENT ADVISORY AND OTHER AGREEMENTS (cont.)

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed.  A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

	Fiscal Year Ended December 31,
	2009	2008	2007
Reimbursed / Absorbed Expenses Subject
to Recovery by Advisor Until:	2012	2011	2010
Baird LargeCap Fund	$118,040	$ 99,829	$100,379
Baird MidCap Fund	$110,382	$101,968	$103,600

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the Baird LargeCap Fund and Baird MidCap Fund for the year ended December 31, 2009.

6.SECURITIES LENDING

Each Fund may lend up to one-third of its total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by FAF Advisors, Inc., an affiliate of the Funds’ custodian, transfer agent and administrator.  The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earn interest on the cash collateral.  The amount of fees depends on a number of factors including the type of security and length of the loan.  Each Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period.  Each Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2009, the Baird LargeCap and Baird MidCap Funds had loaned securities that were collateralized by cash equivalents.  The cash collateral is invested by the custodian in accordance with approved investment guidelines.  Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending.  A Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

6.SECURITIES LENDING (cont.)

As of December 31, 2009, the market value of the securities on loan and payable on collateral due to broker were as follows:

	Market Value of	Payable on Collateral
	Securities on Loan	due to Broker
Baird LargeCap Fund	$4,524,733	$ 4,680,523
Baird MidCap Fund	$9,822,833	$10,276,702

The Funds receive cash as collateral in return for securities lent as part of a securities lending program.  The collateral is invested in short-term securities including the Mount Vernon Securities Lending Prime Portfolio (a securities lending trust subject to Rule 2a-7 under the 1940 Act), other money market funds, certificates of deposit, commercial paper, corporate notes, government agency securities and repurchase agreements.  The schedules of investments for the Funds include the particular cash collateral holdings as of December 31, 2009.  The Funds intend to invest all of the cash collateral from securities lending in the Mount Vernon Securities Lending Prime Portfolio once their existing cash collateral holdings mature or are liquidated or otherwise paid down.  At December 31, 2009, all of the cash collateral from securities lending was invested in the Mount Vernon Securities Lending Prime Portfolio, plus an interest in Atlantic East Funding LLC and shares of the Reserve Primary Fund. The Funds’ interest in Atlantic East Funding LLC and the Reserve Primary Fund are priced at fair value by the Valuation Committee of the Advisor. The fair value of the Funds’ interest in Atlantic East Funding LLC is based on the underlying market values of the securities owned by Atlantic East Funding LLC, which are determined by independent pricing sources.  In addition, the Funds’ transfer agent and administrator and securities lending agent entered into a support agreement with the Funds to cover potential losses realized by the Funds on their investment in Atlantic East Funding LLC (up to a certain amount). The amounts agreed to be provided to the Funds under the support agreement are shown in the Funds’ schedules of investments and statements of assets and liabilities.  At December 31, 2009, the fair value of the Funds’ interest in Atlantic East Funding LLC, plus the amounts payable under the support agreement, amounted to 98.33% of the outstanding par value of the Funds’ interest in Atlantic East Funding LLC.

The fair value of the Reserve Primary Fund shares owned by the Funds is based on publicly available information, including information posted on the Reserve Primary Fund’s website and the terms of a plan of distribution approved by a federal district court. In addition, pursuant to a loss reimbursement agreement, the Funds’ transfer agent and administrator made a cash contribution to the Funds to cover anticipated losses realized from the Funds’ ownership of shares of the Reserve Primary Fund.  The amounts of the cash contribution made to the Funds are shown in the Funds’ schedules of investments and statements of assets and liabilities. At December 31, 2009, the cash contribution made by the Funds’ transfer agent and administrator was sufficient to cover the difference between the fair value of the Reserve Primary Fund shares owned by the Funds and the amount paid by the Fund for such shares ($1.00 per share).

The interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Funds’ statements of operations. From July 2008 through January 2009, the Funds retained and did not recognize for financial reporting purposes their securities lending income. Amounts so retained were placed in reserve to cover potential losses on the Funds’ interest in Atlantic East Funding LLC that could exceed the amount provided by the Funds’ transfer agent and administrator and securities lending agent under the support

Baird Funds, Inc.

Notes to the Financial Statements December 31, 2009

6.SECURITIES LENDING (cont.)

agreement.  All of such retained securities lending income was recognized and distributed in the second half of 2009 after it was determined that it was unlikely that realized losses on the Funds’ interest in Atlantic East Funding LLC would exceed amounts provided under the support agreement. The securities lending income recognized by the Funds in 2009, including amounts that were retained from July 2008 through January 2009 and securities lending income earned after January 2009, was $28,599 for the LargeCap Fund and $70,026 for the MidCap Fund.

7.LINE OF CREDIT

The Corporation maintains an uncommitted, senior secured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Funds a temporary liquidity source to meet unanticipated redemptions.  Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with the Bank.  The Bank charges interest at the Bank’s Prime Rate less 1% (weighted average rate of 2.25% during 2009).  For the year ended December 31, 2009, the Baird LargeCap Fund and Baird MidCap Fund did not borrow on the LOC.

8.DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.25% of the average daily net assets of the Funds’ Investor Class Shares.  The Baird LargeCap Fund and Baird MidCap Fund incurred $754 and $3,899, respectively, in fees pursuant to the Plan during the year ended December 31, 2009.

9.SUBSEQUENT EVENT

In preparing these financial statements, the Corporation has evaluated events and transactions for potential recognition or disclosure through February 26, 2010, the date the financial statements were available to be issued.  There were no additional subsequent events to report that would have a material impact on the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Baird Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Baird LargeCap Fund and Baird MidCap Fund (two of the eight funds constituting Baird Funds, Inc.) (collectively, the “Funds”), including the schedules of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of Baird Funds, Inc. as of December 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 26, 2010

Baird Funds, Inc.

Directors & Officers

				Number of
				Portfolios	Other
	Positions	Term of Office	Principal	in Complex	Directorships
	Held with	and Length of	Occupation(s)	Overseen	Held
Name, Address and Age	the Funds	Time Served	During Past 5 Years	by Director	by Director

G. Frederick Kasten, Jr.	Independent	Indefinite;	Retired; Chairman, the Advisor (January 2000-December	8	Director of Regal-Beloit
777 East Wisconsin Avenue	Director and	Since September	2005); Chairman and CEO, the Advisor (January 1998-		Corporation, a
Milwaukee, WI 53202	Chairman	2000	January 2000); President, Chairman and CEO, the		manufacturing
Age: 70			Advisor (June 1983-January 1998); President, the Advisor		company
			(January 1979-January 1983)

John W. Feldt	Independent	Indefinite;	Retired; Senior Vice President-Finance, University of	8	Director of Thompson
c/o University of	Director	Since September	Wisconsin Foundation (1985-2006); Vice President-		Plumb Funds, Inc., a
Wisconsin Foundation		2000	Finance, University of Wisconsin Foundation (1980-1985);		mutual fund complex
1848 University Avenue			Associate Director, University of Wisconsin Foundation		(3 portfolios); Trustee
Madison, WI 53705			(1967-1980)		of Nakoma Mutual
Age: 67					Funds, a mutual fund
					complex (1 portfolio)

Frederick P. Stratton, Jr.	Independent	Indefinite;	Retired; Chairman Emeritus, Briggs & Stratton	8	Director of Weyco
10134 N. Port Washington	Director	Since May	Corporation, a manufacturing company, since 2003;		Group, Inc., a men’s
Road, #2B		2004	Chairman of the Board, Briggs & Stratton Corporation		footwear distributor;
Mequon, WI 53092			(2001-2002); Chairman and CEO, Briggs & Stratton		Director of Wisconsin
Age: 70			Corporation (1986-2001)		Energy Corporation
					and its subsidiaries,
					Wisconsin Electric
					Power Company and
					Wisconsin Gas LLC

Marlyn J. Spear, CFA	Independent	Indefinite;	Chief Investment Officer, Building Trades United	8	Management Trustee of
P. O. Box 530	Director	Since January	Pension Trust Fund, since July 1989; Investment Officer,		AFL-CIO Housing
500 Elm Grove Road		2008	Northwestern Mutual Financial Network (1988-1989);		Investment Trust, a
Elm Grove, WI 53122			Assistant Vice-President, Firstar Trust Company		mutual fund complex
Age: 56			(1978-1987); Financial Analyst, Harco Holdings, Inc.		(1 portfolio)
			(1976-1978)

Cory L. Nettles*	Interested	Indefinite;	Managing Director, Generation Growth Capital, Inc.,	8	Director of Weyco
Generation Growth Capital, Inc.	Director	Since January	since March 2007; Of Counsel, Quarles & Brady LLP,		Group, Inc., a men’s
411 East Wisconsin Avenue,		2008	since January 2005; Secretary, Wisconsin Department		footwear distributor;
Suite 1710,			of Commerce (January 2003 – January 2005)		Director of The
Milwaukee, WI 53202					PrivateBank, a
Age: 39					financial institution

*
Mr. Nettles is an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Funds.

Additional information about the Funds’ directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Directors & Officers

	Position(s)	Term of Office	Principal
	Held with	and Length of	Occupation(s)
Name, Address, and Age	the Funds	Time Served	During Past 5 Years

Mary Ellen Stanek	President	Re-elected by	Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of
777 East Wisconsin Avenue		Board annually;	the Advisor, since March 2000
Milwaukee, WI 53202		Since
Age: 53		September 2000

Charles B. Groeschell	Vice President	Re-elected by	Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of
777 East Wisconsin Avenue		Board annually;	the Advisor, since February 2000
Milwaukee, WI 53202		Since
Age: 56		January 2010

Todd S. Nichol	Vice President	Re-elected by	Chief Compliance Officer, the Advisor since October 2004; Assistant Compliance Director, the
777 East Wisconsin Avenue	and Chief	Board annually;	the Advisor since August 2002; Senior Vice President, the Advisor since January 2005; First Vice
Milwaukee, WI 53202	Compliance	Since	President, the Advisor (January 2004-January 2005)
Age: 47	Officer	August 2004

Russell P. Schwei	Vice President	Re-elected by	Director of Operations, the Advisor since July 1992; Managing Director, the Advisor since
777 East Wisconsin Avenue		Board annually;	January 1997
Milwaukee, WI 53202		Since
Age: 50		September 2000

Leonard M. Rush	Treasurer	Re-elected by	Chief Financial Officer, the Advisor since January 2000
777 East Wisconsin Avenue		Board annually;
Milwaukee, WI 53202		Since
Age: 63		September 2000

Charles M. Weber	Secretary	Re-elected by	Managing Director, the Advisor since January 2009; Senior Vice President, the Advisor
777 East Wisconsin Avenue		Board annually;	(July 2005-December 2008); Associate General Counsel, the Advisor since July 2005; Partner,
Milwaukee, WI 53202		Since	Quarles & Brady LLP, a law firm (October 1998-June 2005)
Age: 46		September 2005

Laura E. Piotrowski	Assistant	Re-elected by	Managing Director, the Advisor since January 2008; Senior Vice President, the Advisor (January
777 East Wisconsin Avenue	Treasurer	Board annually;	2003-December 2007); Controller, the Advisor since January 2003
Milwaukee, WI 53202		Since
Age: 40		August 2007

John R. Sokolowski	AML	Re-elected by	AML Compliance Officer, the Advisor since March 2009; Internal Auditor, the Advisor
777 East Wisconsin Avenue	Compliance	Board annually;	(December2006-March 2009); Accounting Analyst, UMB Fund Services (December 2005-
Milwaukee, WI 53202	Officer	Since	December 2006); United States Air Force (July 2001-December 2005)
Age: 34		March 2009

Bret T. Reese	Assistant	Re-elected by	First Vice President, the Advisor since January 2009; Vice President, the Advisor (June
777 East Wisconsin Avenue	Secretary	Board annually;	2005-December 2008); Associate General Counsel, the Advisor since June 2005; Senior Financial
Milwaukee, WI 53202		Since	Analyst, the Advisor (August 2004-June 2005)
Age: 40		August 2006

Baird Funds, Inc.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD LARGECAP AND MIDCAP FUNDS

The Board of Directors (the “Board”) of Baird Funds, Inc. (the “Corporation”) met on August 20, 2009 to consider the annual renewal of the investment advisory agreement with Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) for management of the Baird LargeCap and Baird MidCap Funds, which are mutual fund series or portfolios of the Corporation (the “Funds”).  The Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, memoranda provided by outside legal counsel and the Secretary of the Funds discussing the Board’s fiduciary obligations and factors the Board should assess in considering the renewal of the investment advisory agreement, information in response to a request from the Board, including the directors who are not “interested persons” of the Corporation or the Advisor within the meaning of the Investment Company Act of 1940 (the “1940 Act”) (“Independent Directors”), from the Advisor (including the Advisor’s Form ADV, Annual Report and statement of financial condition), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2009, management fees and expense ratios, and other pertinent information.  The Board also discussed relevant case law, including the Supreme Court’s forthcoming consideration of the Seventh Circuit decision in Jones v. Harris Associates, L.P.  The Independent Directors met separately in executive session with Fund legal counsel to consider the investment advisory agreement.  The Board discussed the Advisor’s 15(c) response with the President of the Funds, including how the Advisor has responded to the current economic downturn.  The Board also received information periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information.  Based on its evaluation of this information, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board reviewed and considered the Advisor’s significant role in establishing the Funds and the construction of their investment objectives, principal strategies, investment limitations and fee structures.  The Board noted the Advisor’s overall reputation and positive name recognition, the depth of the Advisor’s personnel, resources and commitment to the Funds, and the experience, credentials and continuity of the portfolio management teams employed to manage the Funds’ investments.  The Board further noted that the Advisor has approximately $15.2 billion of assets under discretionary management and has strong relationships with numerous institutional accounts.  The Funds provide an opportunity for smaller institutional and retail accounts to receive the same professional advice from the Advisor that it offers to its larger institutional clients.  However, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.  The Board considered the Advisor’s disciplined investment decision-making process used for the Funds.  The Board also considered other services that the Advisor provided for the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Fund’s investment policies and restrictions, compliance, risk management,

Baird Funds, Inc.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD LARGECAP AND MIDCAP FUNDS (cont.)

services, valuation, providing support services to the Board and the Audit Committee of the Board and overseeing the Funds’ other service providers.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, also serves as distributor and principal underwriter of shares of the Funds and spends time and effort marketing the Funds.  The Board also considered the strength of the Advisor’s compliance department, including the Funds’ chief compliance officer, the status of the recent SEC examination of the Advisor and the Funds and the fact that the Advisor has not experienced any significant legal, compliance or regulatory difficulties since the Funds were launched.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds

In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2009 regarding the Funds’ performance in comparison to various benchmark indices and their peer groups as determined by Lipper.

The Board noted that the Baird LargeCap Fund (both Institutional and Investor Class shares) had outperformed the Lipper peer group average for the one-year and since inception periods, but lagged the index for the one-year, three-year and five-year periods.  The Board noted that the performance of the Baird Midcap Fund had exceeded its benchmark and Lipper peer group average for the one-year, three-year and since inception periods, but had underperformed both the benchmark index and peer group average for the five-year period.  The Board also considered the effect of the challenging market environment and Advisor’s quarterly commentary and discussion of the reasons for the Funds’ underperformance during such periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance, the Advisor’s consistent and disciplined investment decision process and the investment strategies it employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the Advisor’s continued management.

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the fee and expense information for the LargeCap and MidCap Funds, including a comparison of such information to other similarly situated mutual funds as determined by Lipper.  The Board noted that each Fund’s advisory fee was less than or equal to the average and median for the universe of all mutual funds in its Lipper category.  The Board also reviewed and considered management fees charged by the Advisor to other investment advisory clients and found that the investment management fee paid by the Funds was 10 basis points (or 0.10%) less than what the Advisor charges on the first $5 million of a separately managed account. The Board recognized the extent of the significant additional services provided to each Fund that the Advisor did not provide to its other clients, such as certain administrative services, oversight of the Fund’s other service providers, director support, risk management, regulatory compliance and various other services.

Baird Funds, Inc.

DISCLOSURE REGARDING THE BOARD OF DIRECTORS’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BAIRD LARGECAP AND MIDCAP FUNDS (cont.)

The Board also examined the total expense ratio of each Fund relative to all other mutual funds in its Lipper category.  The Board noted that each Fund’s total expense ratio (both for its Institutional and Investor Class shares), after fee waivers and expense reimbursements by the Advisor, was not only lower than the average and median expense ratios for all funds in its Lipper category, but in the lowest or second lowest quartile.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and the profitability to the Advisor of having a relationship with the Funds.  The Board noted that the Adviser had waived significant fees and/or reimbursed expenses for the Funds since their respective inception dates.

The Board concluded that the profits realized by the Advisor from its relationship with the Funds were appropriate.  The Board noted that the profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as legal and compliance support.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.  The Board also reviewed a report regarding revenue sharing payments, noting that any payments by the Advisor to third party platforms were made from the Advisor’s profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size.  However, the Board recognized that the Advisor has been waiving fees and/or reimbursing expenses for the Funds since their inception.  The Board also recognized that the advisory fee rates paid by the Funds were designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.

The directors concluded that the current fee structure of each Fund was reasonable and that breakpoint reductions may be considered in the future depending on Fund asset levels.

Benefits Derived from the Relationship with the Funds

The Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds.  However, the Board determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the Advisor’s investment decision-making process.  The Board believed that the Funds generally benefit from their association with the Advisor and the use of the “Baird” name.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the directors, including all of the Independent Directors, concluded that the continuation of the investment advisory agreement was in the best interest of each Fund and its shareholders.

Additional Information

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Funds’ Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird LargeCap Fund	100%
Baird MidCap Fund	100%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2009 was as follows:

Baird LargeCap Fund	100%
Baird MidCap Fund	100%

Other Tax Information

The Funds had no taxable ordinary income distributions that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) during the year ended December 31, 2009.

BAIRD FUNDS, INC.
PRIVACY POLICY

This disclosure is being made pursuant to Regulation S-P concerning the Fund’s privacy policy. It is our policy to protect the privacy and security of your personal and financial information.  We treat your information as confidential and recognize the importance of protecting access to it.

We protect your privacy and treat as confidential any personal or financial information about you that we receive.

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

We do not sell any of your information to third parties.  We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as requested or authorized by the current or former shareholder, as necessary to process a transaction or service an account, as requested by regulatory authorities or as otherwise permitted or required by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.  We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Frederick P. Stratton, Jr.
Cory L. Nettles
Marlyn J. Spear

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Grant Thornton LLP
175 West Jackson Boulevard, 13th Floor
Chicago, IL 60604

Annual Report

December 31, 2009

RiverFront Long-Term Growth Fund

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds, Inc.
1-866-442-2473
www.bairdfunds.com

February 26, 2010

Dear Shareholder,

We appreciate the confidence and trust that you have placed in our experienced investment team to help you achieve your financial goals.  We are pleased to report that net assets of the eight mutual funds in our family have grown to more than $3.6 billion as of the end of 2009, an increase of more than 83% compared to the prior year.

In this Annual Report we review the performance and composition of the RiverFront Long-Term Growth Fund. We are pleased with the performance of the Fund in 2009 and feel that patience was rewarded as unprecedented market volatility and pricing dislocation subsided.  Thank you again for choosing Baird Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds, Inc.

RiverFront Long-Term Growth Fund

December 31, 2009

Portfolio Managers’ Commentary

For the year ended December 31, 2009, the RiverFront Long-Term Growth Fund’s Institutional Class shares posted a return of 26.86% (26.58% for the Investor Class shares), slightly ahead of the S&P 500 Index (the Fund’s benchmark index), which posted a return of 26.46%.

A key driver of performance for the Fund in 2009 was a significant shift in our strategic asset allocation model, which we made in March.  At that time, major financial markets appeared to be priced as if the global economy would experience another Great Depression. With the markets priced for this worst-case scenario, we thought downside was limited and risk assets could experience substantial price increases should these fears recede. We altered our portfolio strategy accordingly, adding emerging market equities and commodities. The subsequent rally in these asset classes helped drive positive relative performance for the remainder of the year. Additionally, we emphasized quality, seeing little reason to speculate on weak companies when their stronger competitors were so attractively priced. Without this bias, we could potentially have posted stronger performance, but we chose to remain true to our basic investment philosophies.

Part of the RiverFront process involves a tactical overlay.  Tactical shifts proved to be important contributors throughout the year as we not only “got on and rode” the bull market effectively, but we did so in an overweight fashion.  We think we earned our first tactical merit badge due to our ability to quickly put our 15% defensive cash position to work after the March 9 market bottom. Due to our respect for our technical indicators, understanding of long-term valuation and the inherent flexibility of our process, we were able to put the majority of our cash to work within 30 days of the bottom. Once the cash was deployed, we remained tactically overweight in many of the stronger asset classes throughout the rest of 2009, including emerging market equities and international stocks.

Our inherent quality bias in the equity portion of the Fund hurt us in 2009 after helping us significantly in 2008. This was a “resurrection” year, during which the companies that suffered the most and in many instances were “left for dead” were resuscitated by the monetary and fiscal lifeline that had been thrown to them. Since we owned very few of these companies on the way down, we were not positioned to benefit when they bounced on the way up. In hindsight, we anticipate this to be a mistake we would likely repeat.  In our view, it’s not worth taking excessive risk with our clients’ money to get 30% returns when 20-25% returns can potentially be achieved while assuming lower relative risk. From a sector perspective, our overweights of technology and industrial companies helped us, as did our underweights of defensive groups like utilities and telecommunications.  However, we were hurt by not owning enough financial stocks, particularly banks, and underweighting the consumer sectors.

While our domestic equity selection was negatively affected by our quality bias, that was not the case in our foreign holdings. Developed international and emerging market equities were strong performers for the Fund in 2009.  Led by our positions in Pacific ex-Japan (mostly Australia, but also including Hong Kong and Singapore) and Canada, developed international equities returned 30% for the year. A satellite position in international small caps also contributed to strong returns. Our worst performer in this area was Japan, but because of its small position size and the fact that it was only held until April (when it was switched for Pacific ex-Japan) it detracted little from performance. Emerging market equities were the asset class stars for the year — up 75% — led by Latin America. We were substantially overweight the group and Latin America for most of the year.

RiverFront Long-Term Growth Fund

Risk management, in our view, was also a positive contributor to performance in 2009, but not for the usual reasons. While our stop-loss discipline kept us out of many of the disasters of 2008, it was our buy-stop discipline that was a positive contributor in 2009.  We have always believed that opportunity cost risk (the risk that what you don’t own goes up) is as important as absolute cost (the value of what you own goes down), if not more so. Consistent with that philosophy, we are constantly monitoring potential areas of opportunity cost vulnerability and developing risk management plans around them. In 2009, this risk management process “pulled” the portfolio back into segments of the market (such as financials and REITs) in which fundamentals were still developing, but the technical picture was more clear.

Looking at the large cap component of the Fund, our quality bias caused a slight underperformance as the market corrected, with the most significant detractor being our underweight in the volatile financial sector. While we increased exposure to the capital markets/broker-dealer segment, it wasn’t enough to bridge the gap. In the consumer discretionary space, our positions in more conservative names, such as Wal-Mart and Costco, lagged their retail peers.  The Fund showed positive relative performance in the health care and industrial sectors; stock selection in high conviction names such as Express Scripts and Illinois Tool Works each enjoyed double-digit gains.

The small and mid cap components of the Fund were also negatively affected by our bias against the consumer.  Despite high levels of consumer debt and unemployment, the specialty retail group outperformed on a relative basis, and we had no exposure there. Additional relative pressure in the small and mid cap segments occurred due to our quality bias and our lack of exposure to the metals and mining group within the materials sector. We enjoyed positive relative performance in the energy, utilities and industrial sectors, with positions such as Cimarex Energy, ONEOK, Inc. and Manpower, Inc.

As we enter 2010, financial markets have largely unwound the steep declines experienced in the aftermath of the Lehman Brothers bankruptcy. At “pre-Lehman” levels, we believe markets reflect the prospect of a challenging economic environment but are no longer pricing in the possibility of economic depression. Continuing cost controls and enhanced worker productivity should generate sufficient corporate earnings to support current equity market levels and prompt modest additional upside, in our view. However, significant equity market gains will likely depend upon the level of sustainable growth in the global economy. With government stimulus programs set to fade by mid-year, we believe consumers in the emerging markets, especially China, are the most promising source for fueling economic growth in the second half. We think the most likely catalyst for a surge in emerging market consumption would be an increase in the value of Chinese currency. If China revalues its currency, the outlook for global economic growth improves substantially, in our view, with comparable increases in the potential returns from equity investments.

RiverFront Investment Group, LLC

Portfolio Managers:
Michael Jones, CFA
Rod Smyth
Doug Sandler, CFA
Tim Anderson, CFA

RiverFront Long-Term Growth Fund

A December 31, 2009 summary of the Fund’s top 10 holdings and asset allocation is shown below.

Top 10 Holdings*			Asset Allocation**
Vanguard Europe Pacific ETF	10.93%
Vanguard Emerging Markets ETF	9.23%
PowerShares DB Commodity
Index Tracking Fund	4.72%
iShares MSCI EAFE Index Fund	3.31%
Vanguard Dividend
Appreciation Index Fund	2.43%
Vanguard FTSE All World
ex-US Small-Cap ETF	2.19%
PowerShares DB Precious Metals Fund	2.19%
iShares MSCI Canada Index Fund	1.86%
iShares MSCI Pacific ex-Japan Index Fund	1.72%
PowerShares DB Base Metals Fund	1.69%

Net Assets:	$41,644,476
Portfolio Turnover Rate:	67.1%
Number of Equity Holdings:	92

Annualized Portfolio Expense Ratio:***
INSTITUTIONAL CLASS:	0.90%
INVESTOR CLASS:	1.15%	****

*
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2009.

**	Percentages shown may not add up to 100% due to rounding.
***
The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.90% of average daily net assets for the Institutional Class shares and 1.15% of average daily net assets for the Investor Class shares, at least through December 31, 2011.

****	Includes 0.25% 12b-1 fee.

RiverFront Long-Term Growth Fund

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (10/28/08), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (10/28/08), assuming reinvestment of all distributions.

RiverFront Long-Term Growth Fund

Average Annual Total Returns

For the Periods Ended December 31, 2009	One Year	Since Inception(1)
Institutional Class Shares	26.86%	28.46%
Investor Class Shares	26.58%	28.09%
S&P 500® Index(2)	26.46%	18.63%

(1)	For the period from October 28, 2008 (commencement of operations) through December 31, 2009.
(2)
The S&P 500® is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors.  The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. Companies included in the index are selected by the S&P Index Committee, a team of analysts and economists at Standard & Poor’s.  The S&P 500® is a market value weighted index – each stock’s weight in the index is proportionate to its market value.  A direct investment in an index is not possible.

The returns shown in the table above and line graphs on the previous page reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

RiverFront Long-Term Growth Fund

Schedule of Investments December 31, 2009

Shares		Value

COMMON STOCKS – 41.4%

Aerospace & Defense – 2.4%
8,308	Esterline Technologies
	Corporation*	$338,717
3,137	L-3 Communications
	Holdings, Inc.	272,762
5,820	United Technologies
	Corporation	403,967
		1,015,446
Beverages – 0.9%
6,325	The Coca-Cola Company	360,525

Capital Markets – 0.8%
2,241	Affiliated Managers
	Group, Inc.*	150,931
1,128	The Goldman Sachs
	Group, Inc.	190,452
		341,383
Chemicals – 0.8%
2,021	Praxair, Inc.	162,307
7,204	Sensient Technologies
	Corporation	189,465
		351,772
Commercial Banks – 1.1%
3,810	Cullen/Frost Bankers, Inc.	190,500
19,583	Valley National Bancorp	276,708
		467,208
Commercial Services & Supplies – 0.5%
3,603	Manpower Inc.	196,652

Communications Equipment – 2.2%
19,067	Cisco Systems, Inc.*	456,464
6,487	Harris Corporation	308,457
5,854	Polycom, Inc.*	146,174
		911,095
Computers & Peripherals – 2.3%
1,766	Apple Inc.*	372,379
3,820	Hewlett-Packard Company	196,768
2,928	International
	Business Machines
	Corporation (IBM)	383,275
		952,422
Containers & Packaging – 0.8%
6,711	Ball Corporation	346,959

Distributors – 0.5%
6,987	WESCO
	International, Inc.*	188,719

Diversified Financial Services – 1.4%
9,207	J.P. Morgan Chase & Co.	383,656
10,119	NASDAQ OMX
	Group, Inc.*	200,558
		584,214
Electrical Equipment – 1.0%
9,672	Cooper Industries
	PLC – Class A f	412,414

Energy Equipment & Services – 1.4%
7,880	Hornbeck Offshore
	Services, Inc.*	183,446
9,455	Superior Energy
	Services, Inc.*	229,662
1,792	Transocean Ltd.* f	148,378
		561,486
Food & Staples Retailing – 1.0%
12,820	CVS Caremark
	Corporation	412,932

Food Products – 0.9%
8,534	H.J. Heinz Company	364,914

Health Care Providers & Services – 3.7%
5,179	DaVita, Inc.*	304,214
4,076	Express Scripts, Inc.*	352,370
4,934	Henry Schein, Inc.*	259,528
2,028	Johnson & Johnson	130,624

The accompanying notes are an integral part of these financial statements.

RiverFront Long-Term Growth Fund

Schedule of Investments December 31, 2009

Shares		Value

COMMON STOCKS – 41.4% (cont.)

Health Care Providers & Services – 3.7% (cont.)
3,153	Laboratory Corporation
	of America Holdings*	$235,971
11,749	PSS World Medical, Inc.*	265,175
		1,547,882
Hotels, Restaurants & Leisure – 1.3%
4,528	Darden Restaurants, Inc.	158,797
8,616	Jack in the Box Inc.*	169,477
7,870	Penn National
	Gaming, Inc.*	213,906
		542,180
Insurance – 1.5%
12,787	HCC Insurance
	Holdings, Inc.	357,652
15,647	The Progressive
	Corporation*	281,490
		639,142
IT Services – 0.7%
6,300	Fiserv, Inc.*	305,424

Leisure Equipment & Products – 0.7%
9,703	Hasbro, Inc.	311,078

Machinery – 1.5%
6,467	Dover Corporation	269,092
7,184	Illinois Tool Works, Inc.	344,760
		613,852
Media – 1.3%
8,073	DIRECTV – Class A*	269,234
6,965	Dreamworks Animation
	SKG, Inc.*	278,252
		547,486
Multiline Retail – 0.6%
5,174	Dollar Tree, Inc.*	249,904

Multimedia – 0.4%
2,254	Factset Research
	Systems Inc.	148,471

Office Electronics – 0.6%
8,253	Zebra Technologies
	Corporation – Class A*	234,055

Oil & Gas – 4.0%
2,694	Chevron Corporation	207,411
4,257	Cimarex Energy Co.	225,493
7,041	Exxon Mobil Corporation	480,126
8,954	Forest Oil Corporation*	199,227
7,821	ONEOK, Inc.	348,582
4,493	XTO Energy, Inc.	209,059
		1,669,898
Pharmaceuticals – 2.8%
6,983	Abbott Laboratories	377,012
10,592	Bristol-Myers Squibb
	Company	267,448
9,530	Merck & Co., Inc.	348,226
10,549	Pfizer, Inc.	191,887
		1,184,573
Real Estate Investment Trusts – 1.0%
8,068	Highwoods Properties, Inc.	269,068
8,215	Weingarten Realty
	Investors	162,575
		431,643
Semiconductors &
Semiconductor Equipment – 0.5%
10,534	Intel Corporation	214,894

Software – 0.7%
9,648	Amdocs Limited* f	275,257

Specialty Retail – 1.3%
7,409	Best Buy Co., Inc.	292,359
10,783	Gamestop
	Corporation – Class A*	236,579
		528,938
Tobacco – 0.5%
4,481	Philip Morris
	International Inc.	215,939

The accompanying notes are an integral part of these financial statements.

RiverFront Long-Term Growth Fund

Schedule of Investments December 31, 2009

Shares		Value

COMMON STOCKS – 41.4% (cont.)

Wireless Telecommunication Services – 0.3%
36,471	Sprint Nextel
	Corporation*	$133,484
	Total Common Stocks
	(Cost $15,260,713)	17,262,241

EXCHANGE-TRADED FUNDS – 55.0%

Commodity – 10.0%
21,635	PowerShares DB
	Agriculture Fund*	572,029
31,223	PowerShares DB Base
	Metals Fund*	702,518
79,804	PowerShares DB
	Commodity Index
	Tracking Fund*	1,964,774
24,206	PowerShares DB Precious
	Metals Fund*	911,840
		4,151,161
Emerging Markets – 12.7%
7,613	iShares MSCI All Country
	Asia ex-Japan Index Fund	424,120
13,637	iShares MSCI Emerging
	Markets Index	565,935
10,062	iShares S&P Latin
	American 40 Index Fund	481,064
93,751	Vanguard Emerging
	Markets ETF	3,843,791
		5,314,910
International Equity – 22.9%
29,447	iShares MSCI Canada
	Index Fund	775,340
24,915	iShares MSCI EAFE
	Index Fund	1,377,800
17,339	iShares MSCI Pacific
	ex-Japan Index Fund	717,314
35,443	iShares MSCI Singapore
	Index Fund	406,886
29,679	PowerShares
	International Dividend
	Achievers Portfolio	414,616
133,080	Vanguard Europe
	Pacific ETF	4,551,336
8,167	Vanguard European ETF	395,936
11,165	Vanguard FTSE All World
	ex-US Small-Cap ETF	912,404
		9,551,632
Large Cap – 8.2%
7,810	iShares Dow Jones U.S.
	Real Estate Index Fund	358,635
13,036	iShares S&P North
	American Technology-
	Software Index Fund*	610,997
3,150	iShares U.S. Dow Jones
	Medical Equipment Index	166,883
4,720	Market Vectors
	Agribusiness ETF	206,689
9,645	PowerShares QQQ	442,898
6,293	SPDR S&P Retail ETF	224,031
21,581	Vanguard Dividend
	Appreciation Index Fund	1,011,286
7,400	Vanguard Information
	Technology Index ETF	405,668
		3,427,087
Mid Cap - 0.4%
2,021	iShares Morningstar Mid
	Growth Index Fund	152,788

The accompanying notes are an integral part of these financial statements.

RiverFront Long-Term Growth Fund

Schedule of Investments December 31, 2009

Shares		Value

EXCHANGE-TRADED FUNDS – 55.0% (cont.)

Small Cap - 0.8%
5,871	iShares S&P SmallCap 600
	Index Fund	$321,261
	Total Exchange-
	Traded Funds
	(Cost $19,749,539)	22,918,839

SHORT-TERM INVESTMENTS – 3.1%

Money Market Mutual Fund – 3.1%
1,271,395	Fidelity Institutional
	Government Portfolio,
	0.03% «	1,271,395
	Total Short-Term
	Investments
	(Cost $1,271,395)	1,271,395
	Total Investments
	(Cost $36,281,647) –
	99.5%	41,452,475
	Other Assets in Excess
	of Liabilities – 0.5%	192,001
	TOTAL NET
	ASSETS – 100.0%	$41,644,476

*	Non–Income Producing
f	Foreign Security
«	7-Day Yield

The accompanying notes are an integral part of these financial statements.

RiverFront Long-Term Growth Fund

Schedule of Investments December 31, 2009

Summary of Fair Value Exposure at December 31, 2009

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period.  These inputs are summarized into three broad levels and described below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in pricing the security.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks
Aerospace & Defense	$1,015,446	$—	$—	$1,015,446
Beverages	360,525	—	—	360,525
Capital Markets	341,383	—	—	341,383
Chemicals	351,772	—	—	351,772
Commercial Banks	467,208	—	—	467,208
Commercial Services & Supplies	196,652	—	—	196,652
Communications Equipment	911,095	—	—	911,095
Computers & Peripherals	952,422	—	—	952,422
Containers & Packaging	346,959	—	—	346,959
Distributors	188,719	—	—	188,719
Diversified Financial Services	584,214	—	—	584,214
Electrical Equipment	412,414	—	—	412,414
Energy Equipment & Services	561,486	—	—	561,486
Food & Staples Retailing	412,932	—	—	412,932
Food Products	364,914	—	—	364,914
Health Care Providers & Services	1,547,882	—	—	1,547,882
Hotels, Restaurants & Leisure	542,180	—	—	542,180
Insurance	639,142	—	—	639,142

RiverFront Long-Term Growth Fund

Schedule of Investments December 31, 2009

	Level 1	Level 2	Level 3	Total
IT Services	305,424	—	—	305,424
Leisure Equipment & Products	311,078	—	—	311,078
Machinery	613,852	—	—	613,852
Media	547,486	—	—	547,486
Multiline Retail	249,904	—	—	249,904
Multimedia	148,471	—	—	148,471
Office Electronics	234,055	—	—	234,055
Oil & Gas	1,669,898	—	—	1,669,898
Pharmaceuticals	1,184,573	—	—	1,184,573
Real Estate Investment Trusts	431,643	—	—	431,643
Semiconductors & Semiconductor Equipment	214,894	—	—	214,894
Software	275,257	—	—	275,257
Specialty Retail	528,938	—	—	528,938
Tobacco	215,939	—	—	215,939
Wireless Telecommunication Services	133,484	—	—	133,484
Total Common Stocks	17,262,241	—	—	17,262,241
Exchange-Traded Funds
Commodity	4,151,161	—	—	4,151,161
Emerging Markets	5,314,910	—	—	5,314,910
International Equity	9,551,632	—	—	9,551,632
Large Cap	3,427,087	—	—	3,427,087
Mid Cap	152,788	—	—	152,788
Small Cap	321,261	—	—	321,261
Total Exchange-Traded Funds	22,918,839	—	—	22,918,839
Total Equity	40,181,080	—	—	40,181,080
Short-Term Investments
Money Market Mutual Fund	1,271,395	—	—	1,271,395
Total Short-Term Investments	1,271,395	—	—	1,271,395
Total Investments	$41,452,475	$—	$—	$41,452,475

RiverFront Long-Term Growth Fund

Additional Information on Fund Expenses December 31, 2009

Example
As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses.  Although the Fund does not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/09 – 12/31/09).

Actual Expenses
The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

RiverFront Long-Term Growth Fund

Additional Information on Fund Expenses December 31, 2009

Actual vs. Hypothetical Returns
For the Six Months Ended December 31, 2009

Hypothetical (5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/09	12/31/09	Period(1)	12/31/09	Period(1)
RiverFront Fund
Institutional Class	0.90%	$1,000.00	$1,202.10	$5.00	$1,020.67	$4.58
Investor Class	1.15%	$1,000.00	$1,200.50	$6.38	$1,019.41	$5.85

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

RiverFront Long-Term Growth Fund

Statement of Assets and Liabilities December 31, 2009

ASSETS:
Investments, at value	$41,452,475
(cost $36,281,647)
Uninvested cash	6,912
Receivable from Advisor and Distributor	16,577
Dividends receivable	24,562
Interest receivable	116
Receivable for fund shares sold	172,494
Other assets	8,743
Total assets	41,681,879
LIABILITIES:
Accrued expenses and other liabilities	37,403
Total liabilities	37,403
NET ASSETS	$41,644,476
NET ASSETS CONSIST OF:
Capital stock	$36,488,662
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments sold	(15,014)
Net unrealized appreciation on investments	5,170,828
NET ASSETS	$41,644,476
INSTITUTIONAL CLASS SHARES
Net Assets	27,762,867
Shares outstanding ($0.01 par value, unlimited shares authorized)	2,099,798
Net asset value, offering and redemption price per share	$13.22
INVESTOR CLASS SHARES
Net Assets	13,881,609
Shares outstanding ($0.01 par value, unlimited shares authorized)	1,052,457
Net asset value, offering and redemption price per share	$13.19

The accompanying notes are an integral part of these financial statements.

RiverFront Long-Term Growth Fund

Statement of Operations Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$437,356
Interest	3,328
Other income	8,114
Total investment income	448,798

EXPENSES:
Investment advisory fees	130,246
Administration fees	3,931
Shareholder servicing fees	16,730
Fund accounting fees	22,320
Professional fees	29,841
Federal and state registration	33,166
Directors fees	26,032
Custody fees	29,570
Reports to shareholders	14,629
Distribution fees - Investor Class Shares (Note 7)	12,248
Miscellaneous expenses	224
Total expenses	318,937
Expense reimbursement by Advisor (Note 5)	(126,348)
Total expenses	192,589
NET INVESTMENT INCOME	256,209

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain on investments	83,824
Change in unrealized appreciation/depreciation on investments	5,035,621
Net realized and unrealized gain on investments	5,119,445

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,375,654

The accompanying notes are an integral part of these financial statements.

RiverFront Long-Term Growth Fund

Statement of Changes in Net Assets

		October 28, 2008(1)
	Year Ended	through
	December 31, 2009	December 31, 2008
OPERATIONS:
Net investment income	$256,209	$65,058
Net realized gain (loss) on investments	83,824	(94,878)
Change in unrealized appreciation/depreciation on investments	5,035,621	135,207
Net increase in net assets resulting from operations	5,375,654	105,387

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	32,645,189	7,978,984
Shares issued to holders in reinvestments of dividends	252,329	56,642
Cost of shares redeemed	(4,230,495)	(213,933)
Net increase in net assets resulting from capital share transactions	28,667,023	7,821,693

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(183,786)	(59,302)

DISTRIBUTIONS TO INVESTOR CLASS SHAREHOLDERS:
From net investment income	(79,120)	(3,073)

TOTAL INCREASE IN NET ASSETS	33,779,771	7,864,705

NET ASSETS:
Beginning of period	7,864,705	—
End of period (including undistributed net investment
income of $0 and $2,682, respectively)	$41,644,476	$7,864,705

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RiverFront Long-Term Growth Fund

Financial Highlights

	Institutional Class
		October 28, 2008(1)
	Year Ended	through
	December 31, 2009	December 31, 2008
Per Share Data:
Net asset value, beginning of period	$10.49	$10.00
Income from investment operations:
Net investment income(2)	0.16	0.12
Net realized and unrealized gains on investments	2.66	0.46
Total from investment operations	2.82	0.58
Less distributions:
Distributions from net investment income	(0.09)	(0.09)
Net asset value, end of period	$13.22	$10.49
Total return	26.86%	5.81	%(3)
Supplemental data and ratios:
Net assets, end of period	$27,762,867	$7,438,725
Ratio of expenses to average net assets	0.90%	0.90	%(4)
Ratio of expenses to average net assets (before waivers)	1.53%	4.97	%(4)
Ratio of net investment income to average net assets	1.34%	7.55	%(4)
Ratio of net investment income to average net assets (before waivers)	0.71%	3.48	%(4)
Portfolio turnover rate(5)	67.1%	13.3	%(3)

(1)	Commencement of operations.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

RiverFront Long-Term Growth Fund

Financial Highlights

	Investor Class
		October 28, 2008(1)
	Year Ended	through
	December 31, 2009	December 31, 2008
Per Share Data:
Net asset value, beginning of period	$10.49	$10.00
Income from investment operations:
Net investment income(2)	0.13	0.12
Net realized and unrealized gains on investments	2.65	0.46
Total from investment operations	2.78	0.58
Less distributions:
Distributions from net investment income	(0.08)	(0.09)
Net asset value, end of period	$13.19	$10.49
Total return	26.58%	5.68	%(3)
Supplemental data and ratios:
Net assets, end of period	$13,881,609	$425,980
Ratio of expenses to average net assets	1.15%	1.15	%(4)
Ratio of expenses to average net assets (before waivers)	1.78%	5.22	%(4)
Ratio of net investment income to average net assets	1.09%	7.30	%(4)
Ratio of net investment income to average net assets (before waivers)	0.46%	3.23	%(4)
Portfolio turnover rate(5)	67.1%	13.3	%(3)

(1)	Commencement of operations.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

RiverFront Long-Term Growth Fund

Notes to the Financial Statements December 31, 2009

1.ORGANIZATION

Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000 as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The accompanying financial statements include the RiverFront Long-Term Growth Fund (“Fund”), one of the eight portfolios comprising the Corporation.  Pursuant to the 1940 Act, the Fund is a “diversified” series of the Corporation.  The investment advisor to the Fund is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”). The sub-advisor to the Fund is RiverFront Investment Group, LLC (“RiverFront”).

The Fund commenced operations with the sale of both Institutional and Investor Class Shares on October 28, 2008. The Institutional Class Shares are not subject to a distribution and service (12b-1) fee, while the Investor Class Shares are subject to a distribution and service (12b-1) fee up to 0.25%.

The Fund seeks long-term capital appreciation through investments primarily in equity securities of domestic and foreign companies across varying market capitalization ranges, styles and economic sectors.

On December 31, 2009, the Advisor held 51.3% of the Institutional Class Shares of the Fund through the Advisor’s participant-directed retirement and deferred compensation plans.

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the SEC, requires the Fund, in computing NAV, to value its portfolio securities using market quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, IDC does not provide a price), the Board of Directors of the Corporation must value the securities at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews.  In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

Consistent with Section 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:  common stocks and ETFs that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and asked price.  Debt securities are valued by an independent pricing service using valuation methods that are designed to represent

RiverFront Long-Term Growth Fund

Notes to the Financial Statements December 31, 2009

2.SIGNIFICANT ACCOUNTING POLICIES (cont.)

fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost plus or minus any amortized discount or premium which approximates fair value.  Investments in mutual funds are valued at their stated net asset value.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board of Directors.  In accordance with such procedures, the Advisor may use broker quotes or prices obtained from alternative independent pricing services, or, if the broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor (which includes a representative of RiverFront).  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  In addition, given the volatility and periodic illiquidity experienced in recent years, the prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security.

In January, 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 will require new disclosures regarding transfers in and out of Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activity (effective for interim and annual periods beginning after December 15, 2010). Management is currently evaluating the effect that the adoption of ASU 2010-06 will have on the Fund’s financial statements.

b)
Foreign Securities – Foreign securities are defined as securities issued by companies that are organized outside the United States.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  Occasionally, events that affect those values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of the Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board of Directors.  All of the foreign securities directly owned by the Fund as of December 31, 2009 are traded on the New York Stock Exchange or NASDAQ.

RiverFront Long-Term Growth Fund

Notes to the Financial Statements December 31, 2009

2.SIGNIFICANT ACCOUNTING POLICIES (cont.)

c)
Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2009, or for any other tax years which are open for exam. As of December 31, 2009, open tax years include the tax years ended December 31, 2008 and 2009. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

d)	Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized gains, if any, are declared and paid at least annually.

e)
Allocation of Income and Expenses – The Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses, and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to the Fund are allocated among the series of the Corporation in proportion to their assets.

f)
Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)
Other – Investment and shareholder transactions are recorded on trade date.  The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Accounting principles generally accepted in the United States require that permanent financial reporting and tax differences be reclassified in the capital accounts.

h)
Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund would expect the risk of loss to be remote.

RiverFront Long-Term Growth Fund

Notes to the Financial Statements December 31, 2009

3.CAPITAL SHARE TRANSACTIONS

The following table summarizes the capital share transactions of the Fund for the fiscal year ended December 31, 2009 and for the period from October 28, 2008 (commencement of operations) through December 31, 2008:

	Year Ended			Year Ended
	December 31, 2009			December 31, 2009
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	1,709,014	$19,773,680	Shares sold	1,060,950	$12,871,509
Shares issued			Shares issued
to shareholders			to shareholders
in reinvestment of			in reinvestment of
distributions	13,072	176,343	distributions	5,717	75,986
Shares redeemed	(331,302)	(3,570,027)	Shares redeemed	(54,832)	(660,468)
Net increase	1,390,784	$16,379,996	Net increase	1,011,835	$12,287,027
Shares Outstanding:			Shares Outstanding:
Beginning of year	709,014		Beginning of year	40,622
End of year	2,099,798		End of year	1,052,457

	October 28, 2008(1)			October 28, 2008(1)
	through			through
	December 31, 2008			December 31, 2008
Institutional Class Shares	Shares	Amount	Investor Class Shares	Shares	Amount
Shares sold	727,917	$7,567,640	Shares sold	40,368	$411,344
Shares issued to			Shares issued to
shareholders in			shareholders in
reinvestment of			reinvestment of
distributions	5,326	54,064	distributions	254	2,578
Shares redeemed	(24,229)	(213,933)	Shares redeemed	—	—
Net increase	709,014	$7,407,771	Net increase	40,622	$413,922
Shares Outstanding:			Shares Outstanding:
Beginning of period	—		Beginning of period	—
End of period	709,014		End of period	40,622

(1)	Commencement of operations.

RiverFront Long-Term Growth Fund

Notes to the Financial Statements December 31, 2009

4.INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

During the year ended December 31, 2009, the Fund’s purchases and sales of investment securities (excluding short-term investments) were $41,051,525 and $12,926,900, respectively.

At December 31, 2009, the Fund’s accumulated earnings/losses on a tax basis were as follows:

Cost of Investments	$36,315,341
Gross unrealized appreciation	$5,464,116
Gross unrealized depreciation	(326,982)
Net unrealized appreciation	$5,137,134
Undistributed ordinary income	$2,449
Undistributed long-term capital gain	16,231
Total distributable earnings	$18,680
Other accumulated losses	$—
Total accumulated earnings	$5,155,814

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items.

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2009, the following table shows the reclassifications made:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid In Capital
4,014	(3,959)	(55)

At December 31, 2009, the Fund had no accumulated net realized capital loss carryovers.  To the extent the Fund realizes future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryovers.

RiverFront Long-Term Growth Fund

Notes to the Financial Statements December 31, 2009

The tax components of dividends paid by the Fund during the periods ended December 31, 2009 and December 31, 2008 were as follows:

Period Ended
October 28, 2008
	Year Ended	through
	December 31, 2009	December 31, 2008
Ordinary Income	$262,906	$62,375
Long-Term Capital Gains	—	—

5.INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.65% for the Fund as applied to the Fund’s average daily net assets.  Certain officers of the Advisor are also officers of the Fund.  The Fund has also entered into a Sub-Advisory Agreement with Baird and RiverFront under which RiverFront in its capacity as investment sub-advisor is responsible for the management of the Fund’s assets subject to the Advisor’s oversight.  Pursuant to the Sub-Advisory Agreement, the Advisor (not the Fund) is responsible for paying RiverFront a sub-advisory fee at an annual rate of 0.45% of the Fund’s average daily net assets.

For the period from October 28, 2008 through December 31, 2008 (commencement of operations), and years ending 2009, 2010 and 2011, the Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Fund’s operating expenses (exclusive of brokerage commissions, taxes, and extraordinary expenses, but including the fees and expenses incurred by the Fund in connection with its investments in ETFs and other investment companies) to the extent necessary to ensure that the Fund’s annual operating expenses do not exceed 0.90% of the average daily net assets of the Fund’s Institutional Class Shares and 1.15% of the average daily net assets of the Fund’s Investor Class Shares.

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed.  The Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

		Period Ended
	Fiscal	October 28, 2008
	Year Ended	through
	December 31, 2009	December 31, 2008
Reimbursed/Absorbed Expenses Subject to Recovery by Advisor Until:	2012	2011
RiverFront Long-Term Growth Fund	$126,348	$35,032

RiverFront Long-Term Growth Fund

Notes to the Financial Statements December 31, 2009

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Fund.  U.S. Bank, N.A. serves as custodian for the Fund.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Fund pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the Fund for the year ended December 31, 2009.

6.LINE OF CREDIT

The Corporation maintains an uncommitted, senior secured line of credit (“LOC”) with U.S. Bank, N.A. (the “Bank”) to provide the Fund a temporary liquidity source to meet unanticipated redemptions.  Under the terms of the LOC, borrowings for the Fund are limited to one-third of the total assets (including the amount borrowed), or as otherwise indicated within the Fund’s agreement with the Bank.  The Bank charges interest at the Bank’s Prime Rate less 1%.  For the year ended December 31, 2009 the Fund did not borrow from the LOC.

7.DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

The Fund has adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan allows the Fund to compensate the Distributor for the cost incurred in distributing the Fund’s Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.25% of the average daily net assets of the Fund’s Investor Class Shares.  The Fund incurred $12,248 in fees pursuant to the Plan during the year ended December 31, 2009.

8.SUBSEQUENT EVENT

In preparing these financial statements, the Corporation has evaluated events and transactions for potential recognition or disclosure through February 26, 2010, the date the financial statements were available to be issued.  There were no additional subsequent events to report that would have a material impact on the Fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Baird Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Riverfront Long-Term Growth Fund (one of the eight funds constituting Baird Funds, Inc.) (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, statement of changes in net assets and the financial highlights for the year then ended and for the period from October 28, 2008 (initial date of inception) through December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Riverfront Long-Term Growth Fund as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from October 28, 2008 (initial date of inception) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 26, 2010

RiverFront Long-Term Growth Fund

Directors & Officers

				Number of
				Portfolios	Other
	Positions	Term of Office	Principal	in Complex	Directorships
	Held with	and Length of	Occupation(s)	Overseen	Held
Name, Address and Age	the Funds	Time Served	During Past 5 Years	by Director	by Director

G. Frederick Kasten, Jr.	Independent	Indefinite;	Retired; Chairman, the Advisor (January 2000-December	8	Director of Regal-Beloit
777 East Wisconsin Avenue	Director and	Since September	2005); Chairman and CEO, the Advisor (January 1998-		Corporation, a
Milwaukee, WI 53202	Chairman	2000	January 2000); President, Chairman and CEO, the		manufacturing
Age: 70			Advisor (June 1983-January 1998); President, the Advisor		company
			(January 1979-January 1983)

John W. Feldt	Independent	Indefinite;	Retired; Senior Vice President-Finance, University of	8	Director of Thompson
c/o University of	Director	Since September	Wisconsin Foundation (1985-2006); Vice President-		Plumb Funds, Inc., a
Wisconsin Foundation		2000	Finance, University of Wisconsin Foundation (1980-1985);		mutual fund complex
1848 University Avenue			Associate Director, University of Wisconsin Foundation		(3 portfolios); Trustee
Madison, WI 53705			(1967-1980)		of Nakoma Mutual
Age: 67					Funds, a mutual fund
					complex (1 portfolio)

Frederick P. Stratton, Jr.	Independent	Indefinite;	Retired; Chairman Emeritus, Briggs & Stratton	8	Director of Weyco
10134 N. Port Washington	Director	Since May	Corporation, a manufacturing company, since 2003;		Group, Inc., a men’s
Road, #2B		2004	Chairman of the Board, Briggs & Stratton Corporation		footwear distributor;
Mequon, WI 53092			(2001-2002); Chairman and CEO, Briggs & Stratton		Director of Wisconsin
Age: 70			Corporation (1986-2001)		Energy Corporation
					and its subsidiaries,
					Wisconsin Electric
					Power Company and
					Wisconsin Gas LLC

Marlyn J. Spear, CFA	Independent	Indefinite;	Chief Investment Officer, Building Trades United	8	Management Trustee of
P. O. Box 530	Director	Since January	Pension Trust Fund, since July 1989; Investment Officer,		AFL-CIO Housing
500 Elm Grove Road		2008	Northwestern Mutual Financial Network (1988-1989);		Investment Trust, a
Elm Grove, WI 53122			Assistant Vice-President, Firstar Trust Company		mutual fund complex
Age: 56			(1978-1987); Financial Analyst, Harco Holdings, Inc.		(1 portfolio)
			(1976-1978)

Cory L. Nettles*	Interested	Indefinite;	Managing Director, Generation Growth Capital, Inc.,	8	Director of Weyco
Generation Growth Capital, Inc.	Director	Since January	since March 2007; Of Counsel, Quarles & Brady LLP,		Group, Inc., a men’s
411 East Wisconsin Avenue,		2008	since January 2005; Secretary, Wisconsin Department		footwear distributor;
Suite 1710,			of Commerce (January 2003 – January 2005)		Director of The
Milwaukee, WI 53202					PrivateBank, a
Age: 39					financial institution

*
Mr. Nettles is an “interested person” of the Corporation (as defined in the 1940 Act) because of his association with the law firm, Quarles & Brady LLP, which provides legal services to the Advisor.  The legal services that Quarles & Brady LLP has provided to the Advisor include litigation, real estate, trademark and miscellaneous securities related matters that did not relate to the Corporation or the Fund.

Additional information about the Fund’s directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

RiverFront Long-Term Growth Fund

Directors & Officers

	Position(s)	Term of Office	Principal
	Held with	and Length of	Occupation(s)
Name, Address, and Age	the Funds	Time Served	During Past 5 Years

Mary Ellen Stanek	President	Re-elected by	Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of
777 East Wisconsin Avenue		Board annually;	the Advisor, since March 2000
Milwaukee, WI 53202		Since
Age: 53		September 2000

Charles B. Groeschell	Vice President	Re-elected by	Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of
777 East Wisconsin Avenue		Board annually;	the Advisor, since February 2000
Milwaukee, WI 53202		Since
Age: 56		January 2010

Todd S. Nichol	Vice President	Re-elected by	Chief Compliance Officer, the Advisor since October 2004; Assistant Compliance Director, the
777 East Wisconsin Avenue	and Chief	Board annually;	Advisor since August 2002; Senior Vice President, the Advisor since January 2005; First Vice
Milwaukee, WI 53202	Compliance	Since	President, the Advisor (January 2004-January 2005)
Age: 47	Officer	August 2004

Russell P. Schwei	Vice President	Re-elected by	Director of Operations, the Advisor since July 1992; Managing Director, the Advisor since
777 East Wisconsin Avenue		Board annually;	January 1997
Milwaukee, WI 53202		Since
Age: 50		September 2000

Leonard M. Rush	Treasurer	Re-elected by	Chief Financial Officer, the Advisor since January 2000
777 East Wisconsin Avenue		Board annually;
Milwaukee, WI 53202		Since
Age: 63		September 2000

Charles M. Weber	Secretary	Re-elected by	Managing Director, the Advisor since January 2009; Senior Vice President, the Advisor
777 East Wisconsin Avenue		Board annually;	(July 2005-December 2008); Associate General Counsel, the Advisor since July 2005; Partner,
Milwaukee, WI 53202		Since	Quarles & Brady LLP, a law firm (October 1998-June 2005)
Age: 46		September 2005

Laura E. Piotrowski	Assistant	Re-elected by	Managing Director, the Advisor since January 2008; Senior Vice President, the Advisor (January
777 East Wisconsin Avenue	Treasurer	Board annually;	2003-December 2007); Controller, the Advisor since January 2003
Milwaukee, WI 53202		Since
Age: 40		August 2007

John R. Sokolowski	AML	Re-elected by	AML Compliance Officer, the Advisor since March 2009; Internal Auditor, the Advisor
777 East Wisconsin Avenue	Compliance	Board annually;	(December 2006-March 2009); Accounting Analyst, UMB Fund Services (December 2005-
Milwaukee, WI 53202	Officer	Since	December 2006); United States Air Force (July 2001-December 2005)
Age: 34		March 2009

Bret T. Reese	Assistant	Re-elected by	First Vice President, the Advisor since January 2009; Vice President, the Advisor (June
777 East Wisconsin Avenue	Secretary	Board annually;	2005-December 2008); Associate General Counsel, the Advisor since June 2005; Senior Financial
Milwaukee, WI 53202		Since	Analyst, the Advisor (August 2004-June 2005)
Age: 40		August 2006

Additional Information

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Fund’s website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Fund’s website at www.bairdfunds.com; and by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.  The Fund’s Forms N-Q may also be obtained by calling toll-free 1-866-44BAIRD.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 99.40%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2009 was 99.50%.

Other Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.38%.

(This Page Intentionally Left Blank.)

BAIRD FUNDS, INC.
PRIVACY POLICY

This disclosure is being made pursuant to Regulation S-P concerning the Fund’s privacy policy. It is our policy to protect the privacy and security of your personal and financial information.  We treat your information as confidential and recognize the importance of protecting access to it.

We protect your privacy and treat as confidential any personal or financial information about you that we receive.

We collect and maintain information about you so that we can open and maintain your account in the Funds and provide various services to you.  We may collect and maintain the following personal information about you:

•
Information we receive from you or your financial advisor on account applications or other forms, correspondence, or conversations, such as your name, address, e-mail address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, such as your account number and balance, positions, activity, history, cost basis information, and other financial information.

We do not sell any of your information to third parties.  We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as requested or authorized by the current or former shareholder, as necessary to process a transaction or service an account, as requested by regulatory authorities or as otherwise permitted or required by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  We may also provide your name and address to third party service providers who send account statements and other Fund-related material to you.  We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Baird Funds, Inc.
RiverFront Long-Term Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
G. Frederick Kasten, Jr. (Chairman)
John W. Feldt
Frederick P. Stratton, Jr.
Cory L. Nettles
Marlyn J. Spear

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Sub-Advisor
RiverFront Investment Group, LLC
9011 Arboretum Parkway
Suite 110
Richmond, VA 23236

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Grant Thornton LLP
175 West Jackson Boulevard, 13th Floor
Chicago, IL 60604

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton,  Jr., and Marlyn J. Spear, members of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, and Ms. Spear are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fees Billed by Grant Thornton LLP.  The aggregate fees billed for professional services by Grant Thornton LLP (“GT”) during the last two fiscal years were as follows:

	FYE 12/31/2009	FYE 12/31/2008
Audit Fees	$104,660	$103,194
Audit-Related Fees	-	-
Tax Fees	$26,400	$26,730
All Other Fees	-	-

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.  “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to GT’s review of the Registrant’s federal and state tax returns.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by GT to the Registrant during fiscal 2009.  During the past two fiscal years, the Registrant did not receive any non-audit services from GT pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of GT’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of GT.

During the last two fiscal years, GT has served as the auditor to Robert W. Baird & Co. Incorporated (“RWB”), the Registrant’s investment adviser, and has rendered non-audit services to RWB.  The non-audit services that GT provided to RWB in 2009 and 2008 consisted of a review of state and federal tax returns and tax services for RWB associates working overseas. Additional non-audit services that GT provided to RWB in 2008 consisted of consulting on state apportionment of revenues for tax purposes.  GT charged the following amounts for such non-audit services to RWB: $103,180 for 2009 and $334,885 for 2008. None of the non-audit services provided by GT to RWB in 2009 and 2008 directly related to the operations or financial reporting of the Registrant. During the last two fiscal years, GT has also provided audit and non-audit services to affiliates of RWB, but those affiliates do not provide ongoing services to the Registrant. Those services include audits of the financial statements of RWB affiliates, investment partnerships (and their management companies) affiliated with RWB and the portfolio companies owned by such partnerships, reviews of tax returns of RWB affiliates and investment partnerships (and their management companies) affiliated with RWB, tax consulting services for RWB’s Asian affiliates, a transfer pricing study for RWB’s Asian affiliates, and advice regarding the value added tax and repatriation of income for RWB’s UK affiliate. The Audit Committee has concluded that the provision of these audit and non-audit services to RWB and non-audit services to RWB affiliates is compatible with GT’s independence.  None of the non-audit services provided to RWB directly related to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics.
Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable because the Registrant is not a closed-end management investment company.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAIRD FUNDS, INC.

By:  _/s/ Mary Ellen Stanek________
Mary Ellen Stanek, President

Date: _3/8/2010_________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  _/s/ Mary Ellen Stanek________
Mary Ellen Stanek, President

Date: _3/8/2010_________________

By:  _/s/ Leonard M. Rush_________
Leonard M. Rush, Treasurer

Date: _3/8/2010_________________